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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05685

Williamsburg Investment Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

W. Lee H. Dunham, Esq.

Sullivan & Worcester LLP One Post Office Square Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT March 31, 2015

THE DAVENPORT FUNDS LETTER TO SHAREHOLDERS	May 11, 2015

Dear Shareholders,

Domestic equity markets behaved like a yo-yo in the quarter ended March 31, 2015. The S&P 500 Index (“S&P 500”) declined in January, bounced back sharply in February and declined once more in March. Ultimately, the S&P 500 finished the quarter up 0.95%. Smaller cap stocks acted better as evidenced by the Russell 2000 Index’s 4.32% gain for the quarter. This makes sense given that small-cap stocks underperformed in 2014 and are typically less exposed to the currency headwinds that have recently plagued many U.S. multinationals. We were pleased with the performance of The Davenport Funds, which generally fared better than their benchmarks.

Strength in the U.S. dollar has recently captured investor attention. The currency’s upward move has been both quick and violent. Indeed, the dollar has appreciated 23% versus a trade-weighted basket of currencies over the past 9 months.1 This phenomenon has been caused by an improving U.S. economy and resultant divergence of monetary policies with many other countries. In other words, the Federal Reserve now appears closer to raising interest rates, whereas other central banks are still trying to suppress interest rates in order to stimulate stagnating economies. The strong U.S. dollar has pressured the earnings of U.S. companies that do business all over the world as sales in foreign currencies are translated back into fewer dollars.

Dollar strength is understandable in the context of the current global economic environment and could persist. However, it may not continue at its recent pace and is starting to appear overdone. We certainly aren’t currency experts, but can recall just a few years ago when some investors were calling for the dollar’s collapse. In fact, a handful of celebrities publicly shunned the dollar and demanded payment in euros. Such fond memories should remind us not to get too caught up in prevailing headlines and trends. To that end, we think it’s an interesting time to invest in good companies with share prices that may be temporarily depressed by currency headwinds. As you will read in our portfolio discussions below, we’ve already begun to capitalize on a few of these opportunities.

The Federal Reserve remains in the spotlight. As our economy improves, investors continue to anticipate a departure from longstanding zero interest rate policy. With little evidence of any inflationary pressure and declines in many commodity prices (especially oil), we don’t think the Federal Reserve is in a rush to raise interest rates and will be very slow in doing so. We also note it may be harder for them to act with the backdrop of a strong dollar, which both dampens export growth and reduces inflationary pressures by allowing the U.S. to import goods more cheaply. Chairwoman Yellen’s recent comments certainly acknowledged these facts. Hence, even if we do see a slight rate hike, we don’t envision an end to generally “dovish” policy anytime soon.

Meanwhile, the picture continues to improve for domestic consumers. Job creation has trended upward and recent employment readings have been better than expected. In fact, the unemployment rate recently stood at 5.6%, a level that seemed unthinkable just a few years ago when we were dealing with a double-digit unemployment rate. Also, gasoline prices remain depressed alongside lower oil prices. Cheaper prices at the pump should provide a nice lift to discretionary spending. For these reasons, we remain bullish on the U.S. consumer and continue to overweight the consumer discretionary sector in the Funds’ portfolios.

All told, we think a combination of accommodative monetary policy and improving domestic trends provide a constructive backdrop for equity markets. While stocks are no longer “cheap” with the S&P 500 trading at 17.5x this year’s earnings estimate, they seem fair in the context of this backdrop. We reiterate our belief that returns should be okay going forward, but are unlikely to rival the past few years when declining interest rates and a wave of cheap money pushed valuations higher. As noted earlier, we also think that stocks with international exposure are beginning to look relatively attractive following a period of weak performance. Please read on for a discussion of Fund themes and ideas. We thank you for your trust and look forward to reporting back to you later in the year.

[1]	Source: Federal Reserve, Bloomberg

Davenport Core Fund

The following chart represents Davenport Core Fund (the “Core Fund”) performance and the performance of the S&P 500 Index*, the Core Fund’s primary benchmark, for the periods ended March 31, 2015.

	Q1 2015	1 Year	3 Years**	5 Years**	10 Years**	Since Inception** 1/15/98	Fiscal Year 2015 Expense Ratio
Core Fund	2.22%	12.42%	15.33%	14.10%	8.25%	6.56%	0.94%
S&P 500 Index*	0.95%	12.73%	16.11%	14.47%	8.01%	6.57%	—

30-Day SEC Yield: 0.46%; Expense Ratio in current prospectus: 0.94%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*	The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

The Core Fund had a solid fiscal year, returning 12.42% for the year ended March 31, 2015, versus the 12.73% gain in the S&P 500.

The Core Fund’s holdings in the Health Care sector performed particularly well. Valeant Pharmaceuticals (VRX), AmerisourceBergen (ABC) and Anthem (ANTM) were top contributors. We elected to chip VRX and ABC as each stock reached new highs. Key detractors included many commodity-related names, which have been hurt by the strength in the U.S. dollar as well as the six month meltdown in oil prices. Examples include Range Resources (RRC), Chicago Bridge & Iron (CBI), Schlumberger (SLB), and Exxon Mobil (XOM). Fortunately, the Core Fund has been underweight the Energy sector for quite some time as we have been concerned about the growth in U.S. oil supplies, and this underweight position paid off for us in fiscal 2015.

Recent Fund transactions had a slightly contrarian feel. Two examples of new purchases, Mondelēz International (MDLZ) and The Priceline Group (PCLN), have been beaten up by near-term concerns about the impact of a stronger dollar on results. We think this has presented an attractive opportunity to purchase businesses with great cash flow generation and sustainable competitive moats that are well positioned for multiyear growth in earnings. MDLZ is the Kraft Foods international spinoff, selling food products in roughly 165 countries. In addition to currency headwinds, investors have been disappointed with margins that are well below industry averages. The company has an impressive slate of top tier food brands (such as Oreo, Cadbury and Trident), a stable business profile and an opportunity for “self help.” As management executes on a $3.5B restructuring program, we think the margin profile can increase from the low teens towards the targeted 15-16% range. Finally, we note the company is a rumored takeout candidate in a consolidating industry, which, alongside a meaningful stock buyback program, could provide downside support.

PCLN is an industry leading e-commerce company that provides access to online accommodation and travel reservation services through Priceline.com, Booking.com, KAYAK.com, rentalcars.com, and recently acquired OpenTable. The bulk of PCLN’s business is derived from international operations, primarily through Booking.com, as approximately 87% of gross bookings and approximately 94% of consolidated operating income was generated outside the U.S. during 2014. The stock has trailed the market for a year, despite executing well. As the key link between two fragmented end users (hotel operators and travelers), PCLN is able to achieve very impressive levels of profitability (gross margins were 90% of revenue in 2014) while maintaining share in a growing category.

We are pleased with the Core Fund’s performance in fiscal 2015. We constantly strive to reallocate funds towards situations we believe present the best risk/reward opportunity available, and we believe the actions discussed above are consistent with this approach. Going forward, we feel the Core Fund is well positioned given our focus on what we believe are high quality companies with defensible growth characteristics.

The following are transactions performed in the Core Fund for the quarter ended March 31, 2015 and we have provided our rationale for each transaction.

Recent Purchases

JPMorgan Chase & Company (JPM) We added to JPM after a flattening yield curve and a disappointing Q4 earnings release provided an attractive entry point.

Liberty Media Corporation (LMCK) LMCK recently spun off its cable assets, and the bulk of the value now comes from Sirius XM Radio, a highly cash generative business. We added to this position as we think the stock is trading at a discount to our sum of the parts valuation.

Mondelēz International, Inc. (MDLZ) We purchased a position in this Kraft Foods international spinoff given its stable business profile and prospects for margins to increase as management executes a restructuring program.

Priceline Group, Inc. (The) (PCLN) We purchased a position in PCLN due to robust cash generation and large international growth opportunity protected by sustainable barriers to entry.

Recent Sales

AmerisourceBergen Corporation (ABC) We chipped this position after numerous positive developments have transpired to move the stock significantly higher.

Automatic Data Processing, Inc. (ADP) We sold ADP after a long rally in the share price left the stock trading at a pricey ~30x earnings.

Celgene Corporation (CELG) We chipped CELG after an outsized rally provided an opportunity to reduce this position size slightly.

Valeant Pharmaceuticals International, Inc. (VRX) We chipped this position given recent strong performance as the stock has come back in favor with investors.**

**	Foreign Security

Davenport Value & Income Fund

The following chart represents Davenport Value & Income Fund (the “Value & Income Fund”) performance and the performance of the S&P 500 Index, the Value & Income Fund’s primary benchmark, and the Lipper Equity Income Index for the periods ended March 31, 2015.

	Q1 2015	1 Year	3 Years**	Since Inception** 12/31/2010	Fiscal Year 2015 Expense Ratio
Value & Income Fund	1.76%	11.92%	16.24%	15.69%	0.92%
S&P 500 Index*	0.95%	12.73%	16.11%	14.84%	—
Lipper Equity Income Index*	-0.01%	8.45%	14.01%	12.54%	—

30-Day SEC Yield: 1.92%; Expense Ratio in current prospectus: 1.07%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*	The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. The Lipper Equity Income Index is an unmanaged index of the 30 largest funds in the Lipper Equity Income fund category. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

The Value & Income Fund returned 11.92% for the fiscal year ended March 31, 2015, nicely outpacing the Lipper Equity Income Index’s gain of 8.45% and just behind the S&P 500’s 12.73% gain for the period. Actively managed income funds lagged this year as the market began to price in an eventual hike in interest rates. We believe the Fund’s performance was driven largely by our focus on investing in what we consider to be high quality companies that can consistently grow their dividends at an above-average rate over time. Further differentiating our investment approach, we are willing to look in unconventional places in our search for value.

Speaking of unconventional places, the Value & Income Fund’s top performing stock for the year was the Deutsche X-trackers Harvest CSI 300 China A-Shares ETF (ASHR). Investor sentiment towards China had reached what we believed to be exceptionally bearish levels (just a few years after unbridled enthusiasm), and the domestic equity index was down 2/3rds from its high in 2007 at the time of our purchase. Trading under 10x forward earnings, the domestic Chinese market was, in our opinion, one of the cheapest in the world, despite having one of the fastest growing GDP rates. The Value & Income Fund was rewarded with a 90% gain during the year as the government has eased monetary policy and opened up markets for international investors.

Closer to home, leading HVAC distributor, Watsco (WSO), was a meaningful contributor for the year. Since we added to the position in October of 2014, the shares have produced gains north of 40%. WSO’s dividend has doubled since the end of 2013 (currently yields 2.2%), and we expect to see further increases alongside strong earnings growth. After struggling for much of the year, casino REIT Gaming and Leisure Properties (GLPI) has been another key contributor lately as the shares responded favorably to the announcement of the company’s hostile takeover bid for the real estate assets of Pinnacle Entertainment (PNK), a large regional gaming company. We added to the position during the quarter due to the company’s stable, above-average dividend (yielding 5.9%) and the belief that the aforementioned transaction should create significant value if consummated.

Commodity and material related stocks struggled during the year, as oil prices collapsed 50% due to oversupply from U.S. drilling and a lack of willingness from the Organization of the Petroleum Exporting Countries (OPEC) to cut production. Declining commodity prices and a strengthening U.S. dollar caused shares of Exxon Mobil (XOM), Eastman Chemical (EMN) and Potash (POT) to underperform. The strong dollar also impacted companies with significant international revenues, such as Johnson & Johnson (JNJ) and Phillip Morris International (PM). As described below, we elected to use this weakness as an opportunity to add to the Fund’s position in PM.

With virtually all of its revenue coming from outside the U.S., PM’s share price has struggled as currencies in its end market countries have fallen significantly versus the U.S. dollar. Despite these headwinds, the company continues to perform well at the operational level, with 2015 currency-neutral revenue growth expectations of 4-6% resulting in adjusted diluted Earnings Per Share (EPS) growth of 8-10%. Furthermore, we note the company pays a generous dividend that yields 5.3%, which should provide downside support. Dollar strength versus foreign currencies has tended to ebb and flow over time and, at some point, we think this headwind may again become a tailwind for PM. At a minimum, we feel stabilization in exchange rates should allow investors to focus more on the company’s strong brand portfolio, international growth runway and attractive dividend. Given these factors, we elected to use pronounced weakness to make the position more meaningful.

We initiated a position in global casino and resort developer Las Vegas Sands (LVS). Though it is better known to U.S. investors for properties in Las Vegas, NV, such as The Venetian and The Palazzo, the majority of the company’s earnings come from its four properties in Macau, China (60% of cash flow), in addition to a large property in Singapore (30% of cash flow). While the company’s domestic and Singapore operations have been performing well as of late, the Macau operations have been negatively impacted by Chinese anti-corruption regulation which, when combined with a recent smoking ban, has curbed visitation and gambling activity in the region. These developments have caused significant reductions to earnings estimates, resulting in a severe correction in the stock. Though the investment community lacks visibility into the near term outlook, we felt this was an attractive opportunity to gain access to a company with a top tier asset portfolio, in a supply constrained market with clear long-term tailwinds such as China’s growing middle class. Furthermore, we note that management is committed to maximizing shareholders’ returns, as evidenced by recent announcements of a 30% dividend increase (yield of 4.7%) and a $2 billion stock repurchase program. With the stock down over 35% from recent highs, we felt the risk/reward was attractive.

We are pleased to have closed out the year on a strong note, especially in light of what was a difficult year for most “value” managers. Though we are likely to encounter volatility over the coming year, we feel our continued emphasis on strong franchises that can support and grow their dividends leaves us well positioned for the long term.

The following are transactions performed in the Value & Income Fund for the quarter ended March 31, 2015 and we have provided our rationale for each transaction.

Recent Purchases

Diageo plc - ADR (DEO) We added to this global spirits industry leader after the stock underperformed the last couple of years. Current yield: 3.0%

Gaming & Leisure Properties, Inc. (GLPI) We added to this position twice during the quarter as we still view the stock as a value situation and think that the potential Pinnacle deal could create a lot of value for shareholders. Current yield: 5.9%

iShares China Large-Cap ETF (FXI) We purchased a position in FXI as the H share market in Hong Kong now looks undervalued. Current yield: 2.4%

JPMorgan Chase & Company (JPM) We added to JPM after a flattening yield curve and a disappointing Q4 earnings release provided an attractive entry point. Current yield: 2.6%

Las Vegas Sands Corporation (LVS) We purchased a position after the stock was shellacked over the decline in the Macau gaming market. We think the stock is a good value here and don’t think gambling in China is dead. Current yield: 4.7%

McDonald’s Corporation (MCD) We added to this down and out stock as we remain attracted to the business model and the free cash flow it generates. Current yield: 3.5%

Merck & Company, Inc. (MRK) We added to this reasonably-priced pharmaceutical that appears to be well positioned to benefit from new drug launches. Current yield: 3.1%

Microsoft Corporation (MSFT) We purchased a position given weak recent performance as we are attracted to the company’s strong cash flow and economic moat. Current yield: 3.1%

Philip Morris International, Inc. (PM) We added to PM as currency headwinds have caused a selloff in the stock price. The 5.3% dividend yield should provide support for this high quality cash generator. Current yield: 5.3%

Sanofi-Aventis - ADR (SNY) We purchased this out of favor big pharmaceutical company, which gives us inexpensive ownership in highly profitable existing drugs and a promising pipeline. Current yield: 3.3%

Recent Sales

Automatic Data Processing, Inc. (ADP) We sold ADP after a sharp rally in the share price left the stock trading at a pricey ~30x earnings. Current yield: 2.2%

Aflac, Inc. (AFL) We sold AFL after the stock has struggled due to a weakening currency in their largest market (Japan) and extremely low interest rates that constrain profits. Current yield: 2.7%

Deutsche X-trackers Harvest CSI 300 China A-Share ETF (ASHR) We chipped ASHR as the A share market in China has generated significant profits in this holding. Current yield: 0.2%

Equity Lifestyle Properties, Inc. (ELS) We chipped this position after a strong rally brought share prices closer to intrinsic value. We also found it prudent to reduce the Fund’s REIT exposure in light of interest rate uncertainty. Current yield: 2.7%

Hartford Financial Services Group, Inc. (HIG) We chipped HIG after the stock moved much closer to its intrinsic value. Current yield: 1.7%

Kinder Morgan, Inc. (KMI) We chipped KMI given a fairly robust valuation, risks from the oil & gas environment, and share prices near highs. Current yield: 4.3%

Marathon Petroleum Corporation (MPC) We sold this position after a threefold increase as the risk/reward looks less attractive for this refiner. Current yield: 1.9%

Penn National Gaming, Inc. (PENN) We sold this small position and redeployed the proceeds into a higher yielding opportunity. Current yield: n/a

Sun Communities, Inc. (SUI) We chipped this position twice during the quarter after a strong rally brought share prices closer to intrinsic value. We also found it prudent to reduce the Fund’s REIT exposure in light of interest rate uncertainty. Current yield: 3.9%

Davenport Equity Opportunities Fund

The following chart represents Davenport Equity Opportunities Fund (the “Equity Opportunities Fund”) performance and the performance of the Russell Midcap Index, the Fund’s primary benchmark, and the S&P 500 Index for the periods ended March 31, 2015.

	Q1 2015	1 Year	3 Years**	Since Inception** 12/31/2010	Fiscal Year 2015 Expense Ratio
Equity Opportunities Fund	5.59%	16.67%	18.99%	18.04%	0.96%
Russell Midcap Index*	3.95%	13.68%	18.10%	15.31%	—
S&P 500 Index*	0.95%	12.73%	16.11%	14.84%	—

30-Day SEC Yield: 0.25%; Expense Ratio in current prospectus: 0.98%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000. The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

The Equity Opportunities Fund enjoyed a nice close to fiscal 2015. For the one year period ended March 31, 2015, the Fund advanced 16.67% as compared to gains of 13.68% and 12.73%, respectively, for the Russell Midcap and S&P 500 indices. We were pleased to see a handful of the Fund’s holdings perform admirably in what proved to be a choppy market environment at year end.

Gaming & Leisure Properties (GLPI) emerged as the Fund’s top performing stock for the fourth quarter. We had been adding to shares of this casino REIT at what we considered to be depressed prices and were pleased to see it get some love from investors. We continue to think GLPI’s savvy management team can build value via acquisitions and note our patience is being rewarded with a 5.9% dividend yield. As we write this letter, we are hopeful that GLPI will come to an agreement to acquire the real estate of Pinnacle Entertainment (PNK), which is one of the largest regional casino operators. This deal would diversify the company’s tenant base, enhance its scale and potentially grow the dividend meaningfully. Colfax (CFX) and Discovery Communications (DISCK) were among the worst performers for the Fund. We’ve been adding to both positions as issues like currency headwinds have caused the stocks to decline sharply. Such headwinds are masking solid franchises run by exceptionally talented capital allocators, in our opinion. At current prices, we still feel both stocks have among the best risk/reward profiles in the Fund.

We reduced stakes in a few strong performers as we rotated capital to more depressed situations like DISCK and CFX. Penn National Gaming (PENN) and Sun Communities (SUI) serve as good examples. PENN has rallied roughly 40% over the last six months and has moved from being deeply out of favor to being a popular play on a regional gaming recovery. SUI, which operates manufactured housing communities, has steadily appreciated as the company consummated a large acquisition and the stock has hit the radars of income-thirsty investors. Both of these stocks should be okay long-term, but appear to offer more balanced risk/reward profiles and are unlikely to sustain the returns of recent quarters.

We’ve added a couple new positions to the Equity Opportunities Fund’s portfolio. The first is Live Nation (LYV), which is the world’s leading concert company. To put the company’s dominance into perspective, last year LYV controlled 22 of the top 25 global tours. There are four tailwinds to consider from a big picture perspective: 1) concert attendance is growing, 2) similar to live sporting events, the value of live concerts to advertisers is increasing as traditional media is being disrupted, 3) artists/musicians are more inclined to tour as traditional forms of promotion are impaired (e.g., radio), and 4) global popularity is adding a new international component to concerts/tours. The concerts themselves are low margin productions, but the company has built a machine where concerts feed other high margin businesses including venue management, artist management, advertising/sponsorship and Ticketmaster, which controls 60% of the ticketing market. The company is in the early stages of monetizing live content across these platforms and appears poised to drive meaningful free cash flow growth. We are also encouraged by the involvement of Liberty Media (LMCK), which is best known for Chairman John Malone’s long history of savvy deal-making and value creation. LMCK owns 27% of LYV and its CEO (and Malone protégé) Greg Maffei sits on the company’s Board. We think he will most certainly be a positive influence.

Continuing the LMCK/John Malone theme, another new investment is Liberty Broadband (LBRDK). This company was recently separated from LMCK and is comprised primarily of a 26% stake in cable company Charter Communications (CHTR). CHTR is a story of both operational improvement and growth by acquisition. CHTR CEO Tom Rutledge, a highly regarded cable operator who joined in 2012, is improving system quality, customer service and customer penetration. On the acquisition front, CHTR has emerged as a likely acquirer of Time Warner Cable (TWC) after the mega-merger between TWC and Comcast (CMCSK) failed to clear regulatory hurdles. More recently, the company announced a deal to purchase Bright House, which is the country’s sixth biggest cable company with 2.5 million subscribers. All told, increasing scale will bring synergies (e.g., more negotiating clout with content providers) and allow Mr. Rutledge to work his operational magic across a bigger platform. We think LBRDK represents a unique way to play the CHTR growth story because it trades at a slight discount to the value of its investments and could have extra upside associated with Chairman John Malone’s deal making skills.

While we can’t guarantee markets won’t take a breather at some point soon, we do feel very good about the potential for new and existing holdings to create material value for investors in coming years. We like investing alongside talented value creators like Mr. Malone that have significant “skin in the game” and a history of exceptional results. Such leaders tend to have a penchant not only for compounding wealth, but also for managing risk through difficult economic and market cycles. Hopefully, we can do the same by aligning ourselves with them.

The following are transactions performed in the Equity Opportunities Fund for the quarter ended March 31, 2015 and we have provided our rationale for each transaction.

Recent Purchases

Capital One Financial Corporation (COF) We added to the Fund’s position in this high-quality credit card company with an inexpensive valuation.

Colfax Corporation (CFX) We added to this stock, well off its high due to weakness in oil & gas as well as European business, as we continue to like the long-term outlook.

Discovery Communications, Inc. (DISCK) We added to DISCK as we think concerns (euro weakness, recent subscriber trends) are overblown and upside is very meaningful.

Fairfax Financial Holdings Ltd. (FRFHF) We added to FRFHF as we continue to like the company’s defensive positioning and the stock has had a weak year to date.**

Gaming and Leisure Properties, Inc. (GLPI) We added to this position as the stock is still trading very cheaply and our confidence in management remains high.

Liberty Broadband Corporation (LBRDK) We purchased and subsequently added to this position as we find it an intriguing story of self help, growing scale and improving negotiating leverage with content providers, with M&A upside.

Live Nation Entertainment, Inc. (LYV) We purchased and subsequently added to this dominant concert promoter as we are attracted to the defensible long-term story of rising cash flows.

NRG Energy, Inc. (NRG) We added to NRG as lower natural gas has caused weakness in the share price that we believe is unjustified given numerous upside opportunities, including capacity payment reform and renewable power initiatives.

PRA Group, Inc. (PRAA) We added to PRAA on weakness related to an increased regulatory burden and limited credit supply. We view the company’s expansion into Europe favorably and think this management team will continue to create value for shareholders both here and abroad.

WABCO Holdings, Inc. (WBC) We added to WBC as currency (euro) concerns caused a pullback in this truck parts maker with a strong secular growth outlook.

Recent Sales

American Airlines Group, Inc. (AAL) We chipped this “high flying” airline stock, locking in some profits after a great year.

CarMax, Inc. (KMX) We chipped KMX after recent strength prompted us to reduce the position size.

Krispy Kreme Doughnuts, Inc. (KKD) We sold this doughnut maker as shares have moved higher and we found better opportunities elsewhere.

Morgan Stanley China A Share Fund, Inc. (CAF) We chipped this position after strong performance allowed us to lock in some profits.

Penn National Gaming, Inc. (PENN) We chipped this position three times during the quarter after a ~50% rally off the bottom six months ago, as the outlook for regional casinos has improved.

Sun Communities, Inc. (SUI) We chipped this position twice during the quarter after a strong rally has brought share prices closer to intrinsic value.

**	Foreign Security

Davenport Small Cap Focus Fund

The following chart represents Davenport Small Cap Focus Fund (the “Small Cap Focus Fund”) performance and the performance of the Russell 2000 Index (the “Russell”), the Small Cap Focus Fund’s primary benchmark, for the periods ended March 31, 2015.

	Q1 2015	Since Inception 12/31/2014	Fiscal Year 2015 Gross Expense Ratio	Fiscal Year 2015 Net Expense Ratio
Small Cap Focus Fund	4.10%	4.10%	1.42%	1.25%[1]
Russell 2000 Index*	4.32%	4.32%	—	—

30-Day SEC Yield: -0.46%; Gross Expense Ratio in current prospectus: 2.15%; Net Expense Ratio in current prospectus: 1.26%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*	The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

[1]	Davenport & Company LLC has contractually agreed, until August 1, 2016, to reduce management fees and to reimburse other expenses to the extent necessary to limit total annual Fund operating expenses (excluding acquired fund fees and expenses) to an amount not exceeding 1.25% of the Fund’s average daily net assets. Total annual Fund operating expenses exclude brokerage costs, taxes, interest, costs to organize the Fund and extraordinary expenses. For additional details please request a prospectus.

The Small Cap Focus Fund generated solid results during its inaugural quarter. Small cap equities, as measured by the Russell 2000, were up 4.32% for the quarter ending March 31, 2015, outperforming the large cap biased S&P 500’s 0.95% gain. This outperformance makes sense to us given the Russell 2000’s domestic bias and considering the fact that small caps underperformed in 2014; however, this environment made it challenging to keep up during the period. As such, we were pleased with the Small Cap Focus Fund’s 4.10% gain. As expected, the Small Cap Focus Fund’s cash position was a bit of a drag amid the market’s strong advances; however, we were pleased to see solid performance from individual names offset much of this impact while allowing us to deploy funds in a prudent manner. The Small Cap Focus Fund has a flexible approach in that it is not constrained by a particular investment style; however, we believe the Fund has a bit of a “value tilt” at the moment. Here again, we are glad to have kept pace given the outperformance of growth stocks during the period. Ultimately, we think a number of the Fund’s holdings look cheap and could be primed for future outperformance.

From a sector vantage point, the Small Cap Focus Fund is materially overweight Consumer Discretionary and Industrials stocks. Stocks in the consumer space have led the Fund’s performance as shares of retailers and regional casino companies such as Isle of Capri (ISLE), Monarch Casino & Resort (MCRI) and Penn National (PENN) have benefitted from cheaper gasoline prices and improving results. In terms of the regional casino stocks mentioned above, we have a long history with each company and felt it was an appropriate time to include them in the Small Cap Focus Fund. After struggling for much of 2014, each company finds itself in a “sweet spot” with improving same-store sales growth, cheaper gasoline prices and interesting development opportunities (not to mention no foreign currency exposure).

The Small Cap Focus Fund has been hurt somewhat by a few positions in the Energy and Materials spaces. We expect to typically be underweight in these sectors, but a few stocks that were already down sharply looked interesting as we started the year. While we have limited exposure to the energy industry and zero exposure to oil producers, the Fund does own what we consider to be a well run Canadian natural gas producer, Peyto Energy (PEYUF). The stock was sharply off its highs when purchased, but has remained weak. Even modest improvement in natural gas prices could help this depressed play with a long asset life and solid track record of value creation. The Small Cap Focus Fund also owns a meaningful position in industrial Colfax (CFX), which counts oil & gas as an important market and has also been impacted by currency headwinds. The stock was already down sharply when purchased, but has continued to drift lower and should be near a bottom in our opinion.

We added a couple new names that could be considered “deep value” situations – Stewart Information Services (STC) and FRP Holdings (FRPH). Stewart is a title insurance company with minimal analyst coverage. The company’s operating margins are far below industry standards and efforts to improve profitability could yield earnings power of $5.00+ per share (on a $40 stock). The increasing involvement of some activist shareholders seems to make this earnings target more likely. FRPH recently spun off a transportation business and is now comprised of two real estate businesses: mining royalties and property development. The mining business owns land with aggregate deposits and collects royalties under long-term mining agreements. The development business consists of both income generating real estate and undeveloped land including riverfront property in Washington D.C. We think the shares could trade into the mid-$40’s based on a conservative sum-of-the-parts analysis and would note this very small company gets virtually no Wall Street attention.

In our opinion, the most exciting aspect of small cap investing is the potential to find uncommon value in companies that are off the beaten path. We feel like we are currently finding such names and “stocking the pond” with companies that seem to have very good risk/reward profiles. You won’t hear about these companies at cocktail parties or on Fast Money, but they could deliver us solid returns over the next couple years.

We are pleased that The Davenport Funds are off to a good start thus far in 2015. We thank you for your trust and look forward to reporting back as we proceed through the year.

Sincerely,

John P. Ackerly, IV

President, The Davenport Funds

DAVENPORT CORE FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Core Fund and the Standard & Poor's 500® Index

	Average Annual Total Returns(a) (for years ended March 31, 2015)
	1 Year	5 Years	10 Years
Davenport Core Fund	12.42%	14.10%	8.25%
Standard & Poor’s 500® Index	12.73%	14.47%	8.01%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DAVENPORT VALUE & INCOME FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Value & Income Fund, the Standard & Poor's 500® Index
and the Lipper Equity Income Index

	Average Annual Total Returns(a) (for periods ended March 31, 2015)
	1 Year	Since Inception(b)
Davenport Value & Income Fund	11.92%	15.69%
Standard & Poor’s 500® Index	12.73%	14.84%
Lipper Equity Income Index	8.46%	12.71%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Commencement of operations was December 31, 2010.

DAVENPORT EQUITY OPPORTUNITIES FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Equity Opportunities Fund and the Russell Midcap® Index

	Average Annual Total Returns(a) (for periods ended March 31, 2015)
	1 Year	Since Inception(b)
Davenport Equity Opportunities Fund	16.67%	18.04%
Russell Midcap® Index	13.68%	15.31%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2010.

DAVENPORT SMALL CAP FOCUS FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Small Cap Focus Fund and the Russel 2000® Index

Total Returns(a) (for period ended March 31, 2015)
Since Inception(b)
Davenport Small Cap Focus Fund	4.10%
Russell 2000® Index	4.32%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2014.

DAVENPORT CORE FUND
PORTFOLIO INFORMATION
March 31, 2015 (Unaudited)

Sector Allocation vs. the Standard & Poor's 500® Index

Top Ten Equity Holdings

Security Description	% of Net Assets
CarMax, Inc.	3.5%
Brookfield Asset Management, Inc. - Class A	3.5%
Markel Corporation	3.1%
Capital One Financial Corporation	2.6%
Berkshire Hathaway, Inc. - Class B	2.6%
American Tower Corporation - Class A	2.6%
Danaher Corporation	2.5%
Nestlé SA - ADR	2.4%
Accenture plc - Class A	2.3%
Celgene Corporation	2.3%

DAVENPORT VALUE & INCOME FUND
PORTFOLIO INFORMATION
March 31, 2015 (Unaudited)

Sector Allocation vs. the Standard & Poor's 500® Index

Top Ten Holdings

Security Description	% of Net Assets
W.P. Carey, Inc.	3.0%
Markel Corporation	3.0%
SPDR EURO STOXX 50 ETF	2.9%
Wells Fargo & Company	2.7%
JPMorgan Chase & Company	2.6%
Watsco, Inc.	2.6%
Gaming and Leisure Properties, Inc.	2.6%
Johnson & Johnson	2.4%
Teva Pharmaceutical Industries Ltd. - ADR	2.3%
Capital One Financial Corporation	2.2%

DAVENPORT EQUITY OPPORTUNITIES FUND
PORTFOLIO INFORMATION
March 31, 2015 (Unaudited)

Sector Allocation vs. the Russell Midcap® Index

Top Ten Holdings

Security Description	% of Net Assets
Markel Corporation	5.9%
Gaming and Leisure Properties, Inc.	5.8%
Brookfield Asset Management, Inc. - Class A	5.3%
CarMax, Inc.	4.9%
Capital One Financial Corporation	4.2%
American Tower Corporation - Class A	4.1%
Colfax Corporation	3.8%
Penn National Gaming, Inc.	3.7%
WABCO Holdings, Inc.	3.5%
J.M. Smucker Company (The)	3.4%

DAVENPORT SMALL CAP FOCUS FUND
PORTFOLIO INFORMATION
March 31, 2015 (Unaudited)

Sector Allocation vs. the Russell 2000® Index

Top Ten Holdings

Security Description	% of Net Assets
Liberty Broadband Corporation - Class C	3.1%
Gaming and Leisure Properties, Inc.	2.9%
Colfax Corporation	2.8%
Monarch Casino & Resort, Inc.	2.7%
Live Nation Entertainment, Inc.	2.7%
Encore Capital Group, Inc.	2.6%
Sunoco LP	2.6%
Universal Corporation	2.4%
Fortuna Silver Mines, Inc.	2.4%
Marten Transport Ltd.	2.3%

DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS
March 31, 2015

COMMON STOCKS — 96.0%	Shares	Value
Consumer Discretionary — 18.9%
Amazon.com, Inc. (a)	17,008	$6,328,677
CarMax, Inc. (a)	170,027	11,733,563
DIRECTV (a)	62,925	5,354,918
Dish Network Corporation - Class A (a)	67,210	4,708,733
General Motors Company	142,500	5,343,750
Liberty Broadband Corporation - Class A (a)	10,584	597,784
Liberty Broadband Corporation - Class C (a)	27,519	1,557,575
Liberty Media Corporation - Series A (a)	42,337	1,632,091
Liberty Media Corporation - Series C (a)	127,064	4,853,845
Priceline Group, Inc. (The) (a)	3,938	4,584,423
PVH Corporation	51,272	5,463,544
Starbucks Corporation	53,035	5,022,415
Walt Disney Company (The)	50,256	5,271,352
		62,452,670
Consumer Staples — 10.2%
Anheuser-Busch InBev SA/NV - ADR	38,960	4,749,613
Hershey Company (The)	48,065	4,850,239
J.M. Smucker Company (The)	55,612	6,435,977
Mondelēz International, Inc. - Class A	131,520	4,746,557
Nestlé SA - ADR	106,802	8,033,705
PepsiCo, Inc.	53,461	5,111,941
		33,928,032
Energy — 5.9%
Chevron Corporation	41,122	4,316,987
Exxon Mobil Corporation	62,127	5,280,795
Range Resources Corporation	94,117	4,897,849
Schlumberger Ltd.	60,245	5,026,843
		19,522,474
Financials — 21.9%
American Tower Corporation - Class A	90,837	8,552,304
Berkshire Hathaway, Inc. - Class B (a)	59,361	8,566,979
Brookfield Asset Management, Inc. - Class A	214,728	11,511,568
Capital One Financial Corporation	108,707	8,568,286
Citigroup, Inc.	89,812	4,627,114
CME Group, Inc.	79,336	7,513,913
JPMorgan Chase & Company	111,863	6,776,660
Markel Corporation (a)	13,338	10,256,388
Wells Fargo & Company	109,149	5,937,706
		72,310,918
Health Care — 14.4%
AmerisourceBergen Corporation	64,280	7,306,707
Amgen, Inc.	28,836	4,609,435
Anthem, Inc.	39,256	6,061,519

DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 96.0% (Continued)	Shares	Value
Health Care — 14.4% (Continued)
Baxter International, Inc.	73,108	$5,007,898
Celgene Corporation (a)	65,393	7,538,505
Express Scripts Holding Company (a)	81,126	7,039,303
Johnson & Johnson	54,138	5,446,283
Valeant Pharmaceuticals International, Inc. (a)	22,837	4,535,885
		47,545,535
Industrials — 9.5%
American Airlines Group, Inc.	100,470	5,302,806
Cummins, Inc.	28,709	3,980,216
Danaher Corporation	96,722	8,211,698
General Electric Company	152,520	3,784,021
Parker Hannifin Corporation	39,450	4,685,871
United Technologies Corporation	47,439	5,559,851
		31,524,463
Information Technology — 10.7%
Accenture plc - Class A	80,761	7,566,498
Apple, Inc.	52,695	6,556,839
Cisco Systems, Inc.	173,988	4,789,020
Google, Inc. - Class A (a)	6,820	3,783,054
Google, Inc. - Class C (a)	6,370	3,490,760
QUALCOMM, Inc.	54,875	3,805,032
Visa, Inc. - Class A	82,536	5,398,680
		35,389,883
Materials — 4.5%
Alcoa, Inc.	352,748	4,557,504
Monsanto Company	47,990	5,400,795
Praxair, Inc.	39,673	4,790,118
		14,748,417

Total Common Stocks (Cost $217,291,325)		$317,422,392

DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 2.0%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (b) (Cost $6,485,704)	6,485,704	$6,485,704

Total Investments at Value — 98.0% (Cost $223,777,029)		$323,908,096

Other Assets in Excess of Liabilities — 2.0%		6,778,558

Net Assets — 100.0%		$330,686,654

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2015.

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND
SCHEDULE OF INVESTMENTS
March 31, 2015

COMMON STOCKS — 90.8%	Shares	Value
Consumer Discretionary — 7.2%
H&R Block, Inc.	254,420	$8,159,250
Las Vegas Sands Corporation	111,335	6,127,878
McDonald's Corporation	84,690	8,252,194
Six Flags Entertainment Corporation	139,825	6,768,928
		29,308,250
Consumer Staples — 13.4%
Altria Group, Inc.	123,181	6,161,514
Anheuser-Busch InBev SA/NV - ADR	57,120	6,963,499
Archer-Daniels-Midland Company	144,555	6,851,907
Coca-Cola Company (The)	147,885	5,996,737
Diageo plc - ADR	67,720	7,487,800
PepsiCo, Inc.	77,795	7,438,758
Philip Morris International, Inc.	92,800	6,990,624
Wal-Mart Stores, Inc.	84,282	6,932,194
		54,823,033
Energy — 5.2%
Chevron Corporation	55,106	5,785,028
Exxon Mobil Corporation	69,650	5,920,250
Kinder Morgan, Inc.	140,875	5,925,202
Occidental Petroleum Corporation	51,165	3,735,045
		21,365,525
Financials — 29.0%
Capital One Financial Corporation	112,490	8,866,462
Citigroup, Inc.	152,265	7,844,693
Equity Lifestyle Properties, Inc.	150,295	8,258,710
FNF Group	227,785	8,373,376
Gaming and Leisure Properties, Inc.	284,939	10,505,701
Hartford Financial Services Group, Inc. (The)	143,505	6,001,379
JPMorgan Chase & Company	175,670	10,642,089
Lamar Advertising Company - Class A	109,075	6,464,875
Markel Corporation (a)	15,731	12,096,510
Sun Communities, Inc.	121,580	8,111,818
W.P. Carey, Inc.	178,974	12,170,232
Waddell & Reed Financial, Inc. - Class A	158,750	7,864,475
Wells Fargo & Company	202,090	10,993,696
		118,194,016
Health Care — 10.5%
Anthem, Inc.	51,165	7,900,388
Johnson & Johnson	98,150	9,873,890
Merck & Company, Inc.	137,020	7,875,910
Sanofi-Aventis - ADR	160,060	7,913,366
Teva Pharmaceutical Industries Ltd. - ADR	148,060	9,224,138
		42,787,692

DAVENPORT VALUE & INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 90.8%(Continued)	Shares	Value
Industrials — 11.5%
3M Company	48,975	$8,078,426
Eaton Corporation plc	101,277	6,880,759
General Electric Company	346,760	8,603,116
Illinois Tool Works, Inc.	65,355	6,348,585
Raytheon Company	56,681	6,192,399
Watsco, Inc.	84,420	10,611,594
		46,714,879
Information Technology — 4.2%
Cisco Systems, Inc.	224,370	6,175,784
Hewlett-Packard Company	166,105	5,175,832
Microsoft Corporation	139,458	5,669,665
		17,021,281
Materials — 5.6%
E.I. du Pont de Nemours and Company	88,750	6,342,962
Eastman Chemical Company	84,195	5,831,346
Nucor Corporation	107,845	5,125,873
Potash Corporation of Saskatchewan, Inc.	168,560	5,436,060
		22,736,241
Telecommunication Services — 2.9%
TELUS Corporation	144,905	4,816,642
Verizon Communications, Inc.	147,270	7,161,740
		11,978,382
Utilities — 1.3%
Dominion Resources, Inc.	73,855	5,234,104

Total Common Stocks (Cost $308,706,948)		$370,163,403

EXCHANGE-TRADED FUNDS — 6.2%	Shares	Value
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	175,370	$7,302,407
iShares China Large-Cap ETF	142,980	6,355,461
SPDR EURO STOXX 50 ETF	305,810	11,871,544
Total Exchange-Traded Funds (Cost $20,914,871)		$25,529,412

DAVENPORT VALUE & INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 2.6%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (b) (Cost $10,581,923)	10,581,923	$10,581,923

Total Investments at Value — 99.6% (Cost $340,203,742)		$406,274,738

Other Assets in Excess of Liabilities — 0.4%		1,502,058

Net Assets — 100.0%		$407,776,796

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2015.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
March 31, 2015

COMMON STOCKS — 93.5%	Shares	Value
Consumer Discretionary — 27.2%
Amazon.com, Inc. (a)	21,640	$8,052,244
Cabela's, Inc. (a)	153,755	8,607,205
CarMax, Inc. (a)	195,873	13,517,196
Discovery Communications, Inc. (a)	316,970	9,342,691
Discovery Communications, Inc. - Class A (a)	102,115	3,141,057
Hanesbrands, Inc.	250,390	8,390,569
Liberty Broadband Corporation - Class C (a)	132,390	7,493,274
Live Nation Entertainment, Inc. (a)	271,750	6,856,252
Penn National Gaming, Inc. (a)	650,833	10,192,045
		75,592,533
Consumer Staples — 6.7%
Church & Dwight Company, Inc.	106,820	9,124,565
J.M. Smucker Company (The)	81,580	9,441,253
		18,565,818
Financials — 35.6%
American Tower Corporation - Class A	119,770	11,276,346
Brookfield Asset Management, Inc. - Class A	277,120	14,856,403
Capital One Financial Corporation	147,224	11,604,196
Fairfax Financial Holdings Ltd.	16,513	9,224,327
FNF Group	141,690	5,208,524
Gaming and Leisure Properties, Inc.	436,699	16,101,092
Markel Corporation (a)	21,365	16,428,830
PRA Group, Inc. (a)	136,540	7,416,853
Sun Communities, Inc.	102,115	6,813,113
		98,929,684
Health Care — 2.2%
Henry Schein, Inc. (a)	42,450	5,926,869

Industrials — 14.7%
American Airlines Group, Inc.	145,895	7,700,338
Colfax Corporation (a)	218,840	10,445,233
Pall Corporation	75,660	7,595,507
WABCO Holdings, Inc. (a)	78,260	9,616,589
Watsco, Inc.	42,560	5,349,792
		40,707,459
Information Technology — 3.1%
Intuit, Inc.	88,500	8,580,960

Materials — 1.7%
Alcoa, Inc.	368,220	4,757,402

DAVENPORT EQUITY OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 93.5% (Continued)	Shares	Value
Utilities — 2.3%
NRG Energy, Inc.	257,140	$6,477,357

Total Common Stocks (Cost $215,543,832)		$259,538,082

CLOSED-END FUNDS — 3.3%	Shares	Value
Morgan Stanley China A Share Fund, Inc. (Cost $6,756,651)	280,665	$9,239,492

MONEY MARKET FUNDS — 2.8%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (b) (Cost $7,731,436)	7,731,436	$7,731,436

Total Investments at Value — 99.6% (Cost $230,031,919)		$276,509,010

Other Assets in Excess of Liabilities — 0.4%		1,194,472

Net Assets — 100.0%		$277,703,482

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2015.

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND
SCHEDULE OF INVESTMENTS
March 31, 2015

COMMON STOCKS — 78.1%	Shares	Value
Consumer Discretionary — 23.1%
Cabela's, Inc. (a)	10,213	$571,724
Core-Mark Holding Company, Inc.	10,918	702,246
Five Below, Inc. (a)	15,064	535,826
Isle of Capri Casinos, Inc. (a)	35,693	501,487
Liberty Broadband Corporation - Class C (a)	16,889	955,917
Live Nation Entertainment, Inc. (a)	33,405	842,808
Media General, Inc. (a)	28,139	464,012
Monarch Casino & Resort, Inc. (a)	44,405	849,912
Penn National Gaming, Inc. (a)	22,256	348,529
Pinnacle Entertainment, Inc. (a)	19,000	685,710
Pool Corporation	7,142	498,226
Unifi, Inc. (a)	7,564	272,985
		7,229,382
Consumer Staples — 3.6%
Snyder's-Lance, Inc.	11,221	358,623
Universal Corporation	16,197	763,851
		1,122,474
Energy — 5.4%
Fission Uranium Corporation (a)	320,000	332,800
Peyto Exploration & Development Corporation (a)	20,334	543,182
Sunoco LP (a)	15,778	810,200
		1,686,182
Financials — 15.7%
Diamond Hill Investment Group, Inc.	3,366	538,560
Encore Capital Group, Inc. (a)	19,492	810,672
FNFV Group (a)	36,000	507,600
FRP Holdings, Inc. (a)	11,129	405,096
Gaming and Leisure Properties, Inc.	24,750	912,532
Outfront Media, Inc.	18,617	557,021
PRA Group, Inc. (a)	10,608	576,226
Stewart Information Services Corporation	10,400	422,656
TowneBank	12,000	192,960
		4,923,323
Health Care — 2.4%
VCA, Inc. (a)	6,744	369,706
VWR Corporation (a)	15,000	389,850
		759,556
Industrials — 15.4%
Brink's Company (The)	23,523	649,940
Colfax Corporation (a)	18,338	875,273
Covenant Transportation Group, Inc. - Class A (a)	10,000	331,600
Genesee & Wyoming, Inc. - Class A (a)	6,700	646,148
Marten Transport Ltd.	31,637	733,978

DAVENPORT SMALL CAP FOCUS FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 78.1% (Continued)	Shares	Value
Industrials — 15.4% (Continued)
Mistras Group, Inc. (a)	37,362	$719,592
MRC Global, Inc. (a)	26,950	319,358
Watsco, Inc.	4,260	535,482
		4,811,371
Information Technology — 3.3%
BlackBerry Ltd. (a)	45,400	405,422
EchoStar Corporation - Class A (a)	12,022	621,778
		1,027,200
Materials — 6.5%
Fortuna Silver Mines, Inc. (a)	194,016	745,022
Intrepid Potash, Inc. (a)	25,311	292,342
NewMarket Corporation	738	352,616
Tredegar Corporation	32,482	653,213
		2,043,193
Telecommunication Services — 2.7%
Iridium Communications, Inc. (a)	50,000	485,500
United States Cellular Corporation (a)	9,500	339,340
		824,840

Total Common Stocks (Cost $23,367,879)		$24,427,521

EXCHANGE-TRADED FUNDS — 6.1%	Shares	Value
iShares Core S&P Small-Cap ETF	5,671	$669,348
iShares MSCI Emerging Markets Small-Cap ETF	12,879	608,790
iShares Russell 2000 Value ETF	6,179	637,735
Total Exchange-Traded Funds (Cost $1,840,587)		$1,915,873

MONEY MARKET FUNDS — 17.8%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (b) (Cost $5,586,579)	5,586,579	$5,586,579

Total Investments at Value — 102.0% (Cost $30,795,045)		$31,929,973

Liabilities in Excess of Other Assets — (2.0%)		(638,598)

Net Assets — 100.0%		$31,291,375

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2015.

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2015

	Davenport Core Fund	Davenport Value & Income Fund
ASSETS
Investments in securities:
At acquisition cost	$223,777,029	$340,203,742
At market value (Note 2)	$323,908,096	$406,274,738
Cash	6,360,686	—
Dividends receivable	196,056	1,120,780
Receivable for capital shares sold	652,849	1,555,351
Other assets	14,387	14,643
TOTAL ASSETS	331,132,074	408,965,512

LIABILITIES
Payable for capital shares redeemed	191,477	873,714
Accrued investment advisory fees (Note 4)	210,400	257,192
Payable to administrator (Note 4)	35,400	41,900
Other accrued expenses	8,143	15,910
TOTAL LIABILITIES	445,420	1,188,716

NET ASSETS	$330,686,654	$407,776,796

Net assets consist of:
Paid-in capital	$224,334,867	$330,307,314
Undistributed net investment income	—	254,321
Undistributed net realized gains from security transactions	6,220,720	11,144,165
Net unrealized appreciation on investments	100,131,067	66,070,996
Net assets	$330,686,654	$407,776,796

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	16,519,243	26,382,501

Net asset value, offering price and redemption price per share (Note 2)	$20.02	$15.46

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
March 31, 2015

	Davenport Equity Opportunities Fund	Davenport Small Cap Focus Fund
ASSETS
Investments in securities:
At acquisition cost	$230,031,919	$30,795,045
At market value (Note 2)	$276,509,010	$31,929,973
Cash	15,352,862	—
Dividends receivable	65,159	5,108
Receivable for capital shares sold	889,534	615,893
Other assets	14,657	10,974
TOTAL ASSETS	292,831,222	32,561,948

LIABILITIES
Payable for investment securities purchased	14,642,120	1,247,766
Payable for capital shares redeemed	269,081	5,078
Accrued investment advisory fees (Note 4)	172,378	7,594
Payable to administrator (Note 4)	31,100	5,600
Other accrued expenses	13,061	4,535
TOTAL LIABILITIES	15,127,740	1,270,573

NET ASSETS	$277,703,482	$31,291,375

Net assets consist of:
Paid-in capital	$225,517,552	$30,111,674
Accumulated net investment income	—	6,827
Undistributed net realized gains from security transactions	5,708,839	37,946
Net unrealized appreciation on investments	46,477,091	1,134,928
Net assets	$277,703,482	$31,291,375

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	16,721,556	3,006,132

Net asset value, offering price and redemption price per share (Note 2)	$16.61	$10.41

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
STATEMENTS OF OPERATIONS
Year Ended March 31, 2015

	Davenport Core Fund	Davenport Value & Income Fund
INVESTMENT INCOME
Dividends	$4,402,052	$9,216,273
Foreign withholding taxes on dividends	(87,512)	(99,342)
TOTAL INVESTMENT INCOME	4,314,540	9,116,931

EXPENSES
Investment advisory fees (Note 4)	2,283,706	2,629,441
Administration fees (Note 4)	369,866	415,753
Registration and filing fees	31,489	40,310
Professional fees	30,948	31,448
Compliance service fees (Note 4)	27,193	30,438
Custodian and bank service fees	23,767	30,305
Postage and supplies	18,294	18,440
Insurance expense	11,403	12,222
Trustees’ fees and expenses (Note 4)	11,804	11,804
Printing of shareholder reports	9,169	9,950
Other expenses	8,858	9,417
TOTAL EXPENSES	2,826,497	3,239,528

NET INVESTMENT INCOME	1,488,043	5,877,403

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	14,551,320	18,731,719
Net change in unrealized appreciation/depreciation on investments	19,717,017	14,874,206
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	34,268,337	33,605,925

NET INCREASE IN NET ASSETS FROM OPERATIONS	$35,756,380	$39,483,328

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
STATEMENTS OF OPERATIONS (Continued)
Year Ended March 31, 2015(a)

	Davenport Equity Opportunities Fund	Davenport Small Cap Focus Fund
INVESTMENT INCOME
Dividends	$2,807,597	$58,657
Foreign withholding taxes on dividends	(41,633)	(1,152)
TOTAL INVESTMENT INCOME	2,765,964	57,505

EXPENSES
Investment advisory fees (Note 4)	1,593,177	45,624
Administration fees (Note 4)	283,576	15,000
Registration and filing fees	38,485	7,975
Professional fees	23,748	5,206
Compliance service fees (Note 4)	20,644	1,690
Custodian and bank service fees	18,476	3,453
Postage and supplies	19,900	1,849
Trustees’ fees and expenses (Note 4)	11,804	2,935
Printing of shareholder reports	8,186	2,305
Insurance expense	7,328	—
Other expenses	9,752	747
TOTAL EXPENSES	2,035,076	86,784
Fee reductions by the Adviser (Note 4)	—	(10,744)
NET EXPENSES	2,035,076	76,040

NET INVESTMENT INCOME (LOSS)	730,888	(18,535)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	15,756,298	63,308
Net change in unrealized appreciation/depreciation on investments	18,256,256	1,134,928
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	34,012,554	1,198,236

NET INCREASE IN NET ASSETS FROM OPERATIONS	$34,743,442	$1,179,701

(a)	Except for Davenport Small Cap Focus Fund, which represents the period from the commencement of operations (December 31, 2014) through March 31, 2015.

See accompanying notes to financial statements.

DAVENPORT CORE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
FROM OPERATIONS
Net investment income	$1,488,043	$1,587,651
Net realized gains from security transactions	14,551,320	24,247,628
Net change in unrealized appreciation/depreciation on investments	19,717,017	21,071,593
Net increase in net assets from operations	35,756,380	46,906,872

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,509,705)	(1,572,542)
From net realized gains from security transactions	(22,409,339)	(11,297,772)
Decrease in net assets from distributions to shareholders	(23,919,044)	(12,870,314)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	43,532,772	44,315,591
Net asset value of shares issued in reinvestment of distributions to shareholders	23,153,291	12,476,055
Payments for shares redeemed	(29,067,963)	(20,495,991)
Net increase in net assets from capital share transactions	37,618,100	36,295,655

TOTAL INCREASE IN NET ASSETS	49,455,436	70,332,213

NET ASSETS
Beginning of year	281,231,218	210,899,005
End of year	$330,686,654	$281,231,218

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$27,002

CAPITAL SHARE ACTIVITY
Shares sold	2,233,700	2,414,969
Shares reinvested	1,207,808	681,244
Shares redeemed	(1,495,763)	(1,117,243)
Net increase in shares outstanding	1,945,745	1,978,970
Shares outstanding at beginning of year	14,573,498	12,594,528
Shares outstanding at end of year	16,519,243	14,573,498

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
FROM OPERATIONS
Net investment income	$5,877,403	$5,531,182
Net realized gains from security transactions	18,731,719	14,211,440
Net change in unrealized appreciation/depreciation on investments	14,874,206	22,127,758
Net increase in net assets from operations	39,483,328	41,870,380

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(5,878,113)	(5,277,593)
From net realized gains from security transactions	(15,874,061)	(9,157,892)
Decrease in net assets from distributions to shareholders	(21,752,174)	(14,435,485)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	93,258,289	87,997,225
Net asset value of shares issued in reinvestment of distributions to shareholders	20,026,663	13,263,859
Payments for shares redeemed	(27,526,918)	(21,298,242)
Net increase in net assets from capital share transactions	85,758,034	79,962,842

TOTAL INCREASE IN NET ASSETS	103,489,188	107,397,737

NET ASSETS
Beginning of year	304,287,608	196,889,871
End of year	$407,776,796	$304,287,608

UNDISTRIBUTED NET INVESTMENT INCOME	$254,321	$256,710

CAPITAL SHARE ACTIVITY
Shares sold	6,192,254	6,314,504
Shares reinvested	1,332,807	959,324
Shares redeemed	(1,830,740)	(1,522,285)
Net increase in shares outstanding	5,694,321	5,751,543
Shares outstanding at beginning of year	20,688,180	14,936,637
Shares outstanding at end of year	26,382,501	20,688,180

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
FROM OPERATIONS
Net investment income	$730,888	$2,650,696
Net realized gains from security transactions	15,756,298	14,022,701
Net change in unrealized appreciation/depreciation on investments	18,256,256	10,046,548
Net increase in net assets from operations	34,743,442	26,719,945

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,196,404)	(224,384)
From net realized gains from security transactions	(18,954,387)	(7,464,989)
Decrease in net assets from distributions to shareholders	(22,150,791)	(7,689,373)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	86,334,585	54,980,702
Net asset value of shares issued in reinvestment of distributions to shareholders	21,241,419	7,445,644
Payments for shares redeemed	(16,954,232)	(9,646,854)
Net increase in net assets from capital share transactions	90,621,772	52,779,492

TOTAL INCREASE IN NET ASSETS	103,214,423	71,810,064

NET ASSETS
Beginning of year	174,489,059	102,678,995
End of year	$277,703,482	$174,489,059

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$2,451,767

CAPITAL SHARE ACTIVITY
Shares sold	5,452,269	3,699,725
Shares reinvested	1,376,196	510,464
Shares redeemed	(1,074,814)	(651,385)
Net increase in shares outstanding	5,753,651	3,558,804
Shares outstanding at beginning of year	10,967,905	7,409,101
Shares outstanding at end of year	16,721,556	10,967,905

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND
STATEMENT OF CHANGES IN NET ASSETS

Period Ended March 31, 2015 (a)
FROM OPERATIONS
Net investment loss	$(18,535)
Net realized gains from security transactions	63,308
Net change in unrealized appreciation/depreciation on investments	1,134,928
Net increase in net assets from operations	1,179,701

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	30,137,020
Payments for shares redeemed	(25,346)
Net increase in net assets from capital share transactions	30,111,674

TOTAL INCREASE IN NET ASSETS	31,291,375

NET ASSETS
Beginning of period	—
End of period	$31,291,375

ACCUMULATED NET INVESTMENT INCOME	$6,827

CAPITAL SHARE ACTIVITY
Shares sold	3,008,657
Shares redeemed	(2,525)
Net increase in shares outstanding	3,006,132
Shares outstanding at beginning of period	—
Shares outstanding at end of period	3,006,132

(a)	Represents the period from the commencement of operations (December 31, 2014) through March 31, 2015.

See accompanying notes to financial statements.

DAVENPORT CORE FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$19.30	$16.75	$15.00	$13.73	$12.05

Income from investment operations:
Net investment income	0.10	0.12	0.11	0.09	0.07
Net realized and unrealized gains on investments	2.20	3.39	1.75	1.27	1.68
Total from investment operations	2.30	3.51	1.86	1.36	1.75

Less distributions:
Dividends from net investment income	(0.10)	(0.12)	(0.11)	(0.09)	(0.07)
Distributions from net realized gains	(1.48)	(0.84)	—	—	—
Total distributions	(1.58)	(0.96)	(0.11)	(0.09)	(0.07)

Net asset value at end of year	$20.02	$19.30	$16.75	$15.00	$13.73

Total return (a)	12.42%	21.32%	12.47%	9.99%	14.61%

Net assets at end of year (000’s)	$330,687	$281,231	$210,899	$174,898	$159,894

Ratio of total expenses to average net assets	0.93%	0.94%	0.95%	0.96%	0.99%

Ratio of net investment income to average net assets	0.49%	0.64%	0.71%	0.66%	0.58%

Portfolio turnover rate	21%	29%	26%	19%	34%

(a)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011 (a)
Net asset value at beginning of period	$14.71	$13.18	$11.51	$10.50	$10.00

Income from investment operations:
Net investment income	0.25	0.30	0.28	0.23	0.04
Net realized and unrealized gains on investments	1.45	2.04	1.81	1.02	0.49
Total from investment operations	1.70	2.34	2.09	1.25	0.53

Less distributions:
Dividends from net investment income	(0.25)	(0.29)	(0.27)	(0.23)	(0.03)
Distributions from net realized gains	(0.70)	(0.52)	(0.15)	(0.01)	—
Total distributions	(0.95)	(0.81)	(0.42)	(0.24)	(0.03)

Net asset value at end of period	$15.46	$14.71	$13.18	$11.51	$10.50

Total return (b)	11.92%	18.25%	18.69%	12.23%	5.35	%(c)

Net assets at end of period (000’s)	$407,777	$304,288	$196,890	$98,757	$48,831

Ratio of total expenses to average net assets	0.92%	0.94%	0.96%	1.04%	1.25	%(d)

Ratio of net investment income to average net assets	1.66%	2.22%	2.37%	2.30%	1.99	%(d)

Portfolio turnover rate	23%	32%	29%	27%	10	%(c)

(a)	Represents the period from commencement of operations (December 31, 2010) through March 31, 2011.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011 (a)
Net asset value at beginning of period	$15.91	$13.86	$11.96	$10.72	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04	0.24	0.03	(0.02)	(0.01)
Net realized and unrealized gains on investments	2.42	2.65	2.17	1.30	0.73
Total from investment operations	2.46	2.89	2.20	1.28	0.72

Less distributions:
Dividends from net investment income	(0.26)	(0.02)	(0.02)	—	—
Distributions from net realized gains	(1.50)	(0.82)	(0.28)	(0.04)	—
Total distributions	(1.76)	(0.84)	(0.30)	(0.04)	—

Net asset value at end of period	$16.61	$15.91	$13.86	$11.96	$10.72

Total return (b)	16.67%	21.57%	18.77%	12.00%	7.20	%(c)

Net assets at end of period (000’s)	$277,703	$174,489	$102,679	$59,135	$34,375

Ratio of total expenses to average net assets	0.96%	0.97%	1.01%	1.10%	1.25	%(d)

Ratio of net investment income (loss) to average net assets	0.33%	1.96%	0.23%	(0.22%)	(0.40%	)(d)

Portfolio turnover rate	31%	49%	41%	35%	6	%(c)

(a)	Represents the period from commencement of operations (December 31, 2010) through March 31, 2011.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period
	Period Ended March 31, 2015 (a)
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gains on investments	0.42
Total from investment operations	0.41

Net asset value at end of period	$10.41

Total return (b)	4.10	%(c)

Net assets at end of period (000’s)	$31,291

Ratio of total expenses to average net assets	1.42	%(d)

Ratio of net expenses to average net assets	1.25	%(d)(e)

Ratio of net investment loss to average net assets	(0.30%	)(d)(e)

Portfolio turnover rate	15	%(c)

(a)	Represents the period from commencement of operations (December 31, 2014) through March 31, 2015.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Ratio was determined after advisory fee reductions (Note 4).

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2015

1. Organization

Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund and Davenport Small Cap Focus Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not incorporated in this report. Davenport Core Fund began operations on January 15, 1998. Davenport Value & Income Fund and Davenport Equity Opportunities Fund each began operations on December 31, 2010. Davenport Small Cap Focus Fund began operations on December 31, 2014.

Davenport Core Fund’s investment objective is long term growth of capital.

Davenport Value & Income Fund’s investment objective is to achieve long term growth while generating current income through dividend payments on portfolio securities.

Davenport Equity Opportunities Fund’s investment objective is long term capital appreciation.

Davenport Small Cap Focus Fund’s investment objective is long term capital appreciation.

Davenport Core Fund and Davenport Value & Income Fund are each classified as a diversified fund. Davenport Equity Opportunities Fund and Davenport Small Cap Focus Fund are each classified as a non-diversified fund.

2. Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Funds follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other investment companies are valued at their net asset value as reported by such companies.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Fixed income securities are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities.

When market quotations are not readily available, if a pricing service cannot provide a price or the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2015 by security type:

Davenport Core Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$317,422,392	$—	$—	$317,422,392
Money Market Funds	6,485,704	—	—	6,485,704
Total	$323,908,096	$—	$—	$323,908,096

Davenport Value & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$370,163,403	$—	$—	$370,163,403
Exchange-Traded Funds	25,529,412	—	—	25,529,412
Money Market Funds	10,581,923	—	—	10,581,923
Total	$406,274,738	$—	$—	$406,274,738

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Davenport Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$259,538,082	$—	$—	$259,538,082
Closed-End Funds	9,239,492	—	—	9,239,492
Money Market Funds	7,731,436	—	—	7,731,436
Total	$276,509,010	$—	$—	$276,509,010

Davenport Small Cap Focus Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$24,427,521	$—	$—	$24,427,521
Exchange-Traded Funds	1,915,873	—	—	1,915,873
Money Market Funds	5,586,579	—	—	5,586,579
Total	$31,929,973	$—	$—	$31,929,973

Refer to each Fund’s Schedule of Investments for a listing of the securities by sector type. As of March 31, 2015, the Funds did not have any transfers into and out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Funds as of March 31, 2015. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of Davenport Core Fund, Davenport Value & Income Fund and Davenport Small Cap Focus Fund; and declared and paid annually to shareholders of Davenport Equity Opportunities Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 is as follows:

	Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Davenport Core Fund	3/31/15	$2,802,392	$21,116,652	$23,919,044
	3/31/14	$1,949,919	$10,920,395	$12,870,314
Davenport Value & Income Fund	3/31/15	$7,486,896	$14,265,278	$21,752,174
	3/31/14	$7,813,611	$6,621,874	$14,435,485
Davenport Equity Opportunities Fund	3/31/15	$10,493,395	$11,657,396	$22,150,791
	3/31/14	$1,238,779	$6,450,594	$7,689,373

There were no distributions paid by Davenport Small Cap Focus Fund during the period ended March 31, 2015.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2015:

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund	Davenport Small Cap Focus Fund
Cost of portfolio investments	$223,789,507	$340,210,300	$230,032,594	$30,788,218
Gross unrealized appreciation	$105,390,113	$72,593,649	$54,034,217	$1,731,301
Gross unrealized depreciation	(5,271,524)	(6,529,211)	(7,557,801)	(589,546)
Net unrealized appreciation	100,118,589	66,064,438	46,476,416	1,141,755
Undistributed ordinary income	—	707,467	345,681	37,946
Undistributed long-term gains	6,233,198	10,697,577	5,363,833	—
Accumulated earnings	$106,351,787	$77,469,482	$52,185,930	$1,179,701

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales, adjustments to basis on publicly traded partnerships and/or holdings classified as passive foreign investment companies (PFICs).

For the year ended March 31, 2015, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements:

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund	Davenport Small Cap Focus Fund
Undistributed net investment income	$(5,340)	$(1,679)	$13,749	$25,362
Undistributed net realized gains from security transactions	$5,340	$1,679	$(13,749)	$(25,362)

Such reclassifications have no effect on each Fund’s total net assets or its net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for the current and all applicable open tax years (tax years ended March 31, 2012 through March 31, 2015) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2015:

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund	Davenport Small Cap Focus Fund
Purchases of investment securities	$77,492,444	$152,138,827	$136,266,040	$28,703,051
Proceeds from sales and maturities of investment securities	$62,432,778	$78,982,934	$63,628,676	$3,557,891

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS
Each Fund’s investments are managed by Davenport & Company LLC (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% on its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

The Adviser has agreed, until August 1, 2016, to reduce its investment advisory fees and to reimburse other operating expenses to the extent necessary to limit total annual fund operating expenses (excluding acquired fund fees and expenses) of Davenport Small Cap Focus Fund to an amount not exceeding 1.25% of the Fund’s average daily net assets. Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are Davenport Small Cap Focus Fund’s obligation, are subject to repayment by the Fund for a period of three years from the end of the fiscal year when such fee reductions or reimbursements occurred, provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund. During the period ended March 31, 2015, the Adviser reduced its investment advisory fees for Davenport Small Cap Focus Fund by $10,744. The Adviser may seek repayment of such investment advisory fee reductions no later than March 31, 2018.

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with an investment adviser to the Trust or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of an investment adviser or Ultimus receives from the Trust an annual retainer of $12,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chairman); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Prior to July 1, 2014, the annual retainer was $10,000.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of March 31, 2015, Davenport Value & Income Fund had 29.0% of the value of its net assets invested in stocks within the Financials sector and Davenport Equity Opportunities Fund had 27.2% and 35.6% of the value of its net assets invested in stocks within the Consumer Discretionary sector and Financials sector, respectively.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE DAVENPORT FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Davenport Core Fund,
The Davenport Value & Income Fund,
The Davenport Equity Opportunities Fund, and
The Davenport Small Cap Focus Fund, each a series of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities of The Davenport Core Fund, The Davenport Value & Income Fund, The Davenport Equity Opportunities Fund and The Davenport Small Cap Focus Fund (commenced operations on December 31, 2014), (collectively referred to as the “Funds”), (each a series of the Williamsburg Investment Trust), including the schedules of investments, as of March 31, 2015, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or period indicated therein, and the financial highlights for each of the five years or period indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising the Williamsburg Investment Trust at March 31, 2015, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or period indicated therein, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 22, 2015

THE DAVENPORT FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

	Trustee	Address	Year of Birth	Position Held with the Trust	Length of Time Served
	Robert S. Harris, Ph.D.	100 Darden Boulevard Charlottesville, VA	1949	Chairman and Trustee	Since January 2007
*	John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee and President of Davenport Funds	Since November 1997
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee and President of FBP Funds	Since September 1988
	George K. Jennison	5101 Stratford Crescent Richmond, VA 23226	1957	Trustee	Since January 2015
	J. Finley Lee, Jr., Ph.D	448 Pond Apple Drive North Naples, FL	1939	Trustee	Since September 1988
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	1959	Trustee	Since March 1993
	Elizabeth W. Robertson	8908 Norwick Road Richmond, VA	1953	Trustee	Since February 2014
	I. Lee Chapman, IV	One James Center 901 E. Cary Street Richmond, VA	1971	Vice President	Since November 2010
	George L. Smith, III	One James Center 901 E. Cary Street Richmond, VA	1976	Vice President	Since February 2011
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	1968	Chief Compliance Officer and Secretary	Since August 2006

*	Messrs. Ackerly and Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

THE DAVENPORT FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees twelve portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV is Senior Vice President and Portfolio Manager of the Adviser.

John T. Bruce is a President, Director and member of the Executive Committee of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

George K. Jennison is President of Oyster Consulting, LLC (a financial consulting firm). He previously was a financial adviser with Wells Fargo Advisors, LLC.

J. Finley Lee, Jr., Ph.D. is the retired Julian Price Professor Emeritus at the University of North Carolina.

Harris V. Morrissette is President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. He is also a Director of International Shipholding Corporation (cargo transportation) and a Director of Trustmark National Bank (bank holding company). Previously, he was Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012.

Elizabeth W. Robertson has been Chief Financial Officer for Monument Restaurants LLC (restaurant franchises) since 2011 and a Director of Franklin Financial Corporation and Franklin Federal Savings Bank since 1996.

I. Lee Chapman, IV is President and Chief Executive Officer of the Adviser.

George L. Smith, III is Senior Vice President and Portfolio Manager of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Director of Fund Administration of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-281-3217.

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2014 for Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund and December 31, 2014 for Davenport Small Cap Focus Fund) and held through the end of the period (March 31, 2015).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Net Expense Ratio(a)	Expenses Paid During Period(b)
Davenport Core Fund
Based on Actual Fund Return	$1,000.00	$1,088.20	0.92%	$4.79
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.34	0.92%	$4.63
Davenport Value & Income Fund
Based on Actual Fund Return	$1,000.00	$1,083.90	0.92%	$4.78
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.34	0.92%	$4.63
Davenport Equity Opportunities Fund
Based on Actual Fund Return	$1,000.00	$1,160.70	0.95%	$5.12
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.19	0.95%	$4.78

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

	Beginning Account Value October 1, 2014(a)	Ending Account Value March 31, 2015	Net Expense Ratio(b)	Expenses Paid During Period(c)
Davenport Small Cap Focus Fund
Based on Actual Fund Return	$1,000.00	$1,041.00	1.25%	$3.18
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.70	1.25%	$6.29

(a)	Beginning Account Value is as of December 31, 2014 (date of commencement of operations) for the Actual Fund Return information.

(b)	Annualized, based on the Fund’s expenses for the period since the commencement of operations (December 31, 2014).

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 91/365 (to reflect the period since inception) and 182/365 (to reflect the one-half year period), for Actual Fund Return and Hypothectical 5% Return information, respectively.

THE DAVENPORT FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete listing of portfolio holdings for the Funds is updated daily and can be reviewed at the Funds’ website at http://www.investdavenport.com.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund during the year ended March 31, 2015. During the year ended March 31, 2015, Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund paid a long-term capital gain distribution of $22,409,339, $14,265,278 and $11,657,396, respectively. Certain dividends paid by the Funds may be subject to a maximum rate of 23.8%. Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund intend to designate up to a maximum amount of $1,509,705, $7,486,896 and $10,493,395, respectively, as taxed at a maximum rate of 23.8%. For the fiscal year ended March 31, 2015, 100% of the dividends paid from ordinary income by the Funds qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2015 1099-DIV.

THE DAVENPORT FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on February 24, 2015, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of Davenport Core Fund, the Davenport Value & Income Fund and the Davenport Equity Opportunities Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approval.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser. The Trustees also considered the fact that all of the Funds’ portfolio trades were executed by the Adviser at no cost to the Funds. In evaluating each Fund’s advisory fees, the Trustees took into account the complexity and quality of the investment management of the Fund.

THE DAVENPORT FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (Unaudited)
(Continued)

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the performance of each of the Funds, the Adviser’s demonstrated commitment to long-term investing and its team-oriented management approach, the Adviser has provided quality services to the Funds; (ii) the advisory fees payable by each Fund to the Adviser are competitive with fees for comparably managed funds and the Independent Trustees believe the fees to be reasonable given the scope and quality of services provided by the Adviser and the resources that are dedicated to its investment process; (iii) the total operating expense ratio of each Fund is lower than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (iv) the Adviser has further benefited the Funds’ shareholders by executing portfolio transactions at no cost to the Funds; and (v) the level of the Adviser’s profitability with respect to its management of the Funds are not unreasonable and represent a fair and entrepreneurial profit, in light of the quality and scope of services that are provided to the Funds.

The Independent Trustees considered the extent to which economies of scale are being realized as the Funds grow and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue the Investment Advisory Agreements without modification to its terms, including the fees charged for services thereunder.

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THE DAVENPORT FUNDS

Investment Adviser
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public
Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
Robert S. Harris, Ph.D., Chairman
John P. Ackerly, IV
John T. Bruce
George K. Jennison
J. Finley Lee, Jr., Ph.D.
Harris V. Morrissette
Elizabeth W. Robertson

Officers
John P. Ackerly, IV, President
George L. Smith, III, Vice President

Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, VA 23219

Member: NYSE • SIPC

Toll Free: (800) 846-6666
www.investdavenport.com

FBP Equity & Dividend Plus Fund FBP Appreciation & Income Opportunities Fund Annual Report March 31, 2015 No-Load Funds

Letter to Shareholders	May 11, 2015

We are pleased to report on your Funds and their investments for the annual period ended March 31, 2015 and to provide some additional information since we last communicated with you.

Economic and Market Update

It should be noted that the 2014 U.S. GDP growth rate of 2.4% wouldn’t normally be considered outstanding, but with China’s growth rate slowing appreciably and the Euro zone stagnant, the U.S. has been the bright spot for global growth. In spite of the fact that the just released first quarter 2015 GDP report was quite weak, the Federal Reserve still appears poised to increase interest rates later this year. This will be the first increase since 2006, and the timing will be dependent on economic conditions as the year progresses. In contrast, central banks in Europe, Japan and China are working to stimulate their respective economies with quantitative and/or monetary easing. While higher rates in the U.S. point to improving health of our economy, markets will need some time to adjust to this new environment. This adjustment phase has added, and will likely continue to add, to both bond and stock market volatility.

Relatively strong U.S. GDP over the past year has also produced dramatic swings in currency markets, with the dollar showing strength versus most currencies, but particularly compared to the euro. This has created challenging headwinds for earnings for U.S. companies with foreign exposure and has increased volatility in domestic equity markets. Along with currencies, commodity prices have also been impacted by the generally slow global economic conditions. Specifically, the lower growth rate in China led to reduced demand for industrial commodities and contributed to significant pressure on prices. The S&P GSCI commodity index is down more than 40% year over year, with energy commodities showing the greatest weakness.

In this environment, one would expect energy and commodity stocks to lag the market and that has certainly been the case for the last few quarters. In general, value strategies (which tend to be more cyclical) have lagged and growth and momentum strategies have outperformed. Large, mature, dividend-paying multinational companies also underperformed as they face earnings translation pressures due to the strong dollar. Health Care has been particularly strong and was the best performing sector for the past year. Within that group, Biotechnology and Medical Technology have far and away been the leading industries. These stocks trade at excessive price earnings ratios and few pay dividends - attributes that make them unlikely candidates for the Funds. Fixed income returns were generally positive as interest rates surprised most investors and moved lower year over year, the opposite of what was expected.

Following three consecutive years of double digit returns, the domestic equity markets also took time out for a break during the first quarter of 2015. It is understandable that investors would need to catch their breaths; equities are up almost 200% in the six years since the bear market bottomed in March of 2009. Over this period interest rates have continued to stay at very low levels and equity valuations have moved higher as investors sought out a higher return. Stocks now trade at roughly 17x projected earnings for the S&P 500. Continued slow economic growth, slightly higher interest rates and a strong dollar suggest to us modest earnings growth going forward and a more balanced risk/reward environment for the equity markets.

FBP Equity & Dividend Plus Fund Review

The FBP Equity & Dividend Plus Fund returned 4.23% for the fiscal year ended March 31, 2015. The S&P 500 Index (the “Index”) returned 12.73% over the same period. The Fund was 92.2% equity and 7.8% cash at fiscal year end. As mentioned previously, value strategies lagged this past year but the Fund’s returns were also held back due to higher cash positions and increased covered call activity, defensive positioning

1

reflecting the higher valuations we are experiencing for the overall equity market. Energy, Materials and Financials were the weakest contributors to performance in addition to the lack of exposure to the Biotechs. Consumer Discretionary was the best sector for the Fund with Information Technology also doing well.

Since our last report to you, we initiated new positions in Noble Corp. and Eaton Corp. Noble has streamlined its fleet of offshore drilling rigs and now has a stable of newer technology rigs. This gives it a competitive advantage in an industry facing cyclical pressures due to commodity price declines. We expect company cash flows will hold up relatively well even given challenging conditions for the industry. Eaton, a diversified industrial company with segments such as vehicle manufacturing, electrical equipment, hydraulic systems and aerospace, was added to the portfolio on weakness after it lowered forward earnings guidance last year. While it has a solid base of revenues in the U.S., Eaton also has exposure to China and other international markets that give it growth potential in the coming years.

We eliminated several companies from the Fund’s portfolio. Sealed Air had performed quite well for the Fund, and the final sale was facilitated through the use of covered call options. Transocean and Freeport-McMoran were sold as their dividend policies no longer fit the Fund’s strategy. California Resources, a very small holding that was a spin off from Occidental Petroleum, was also sold. We took advantage of market volatility to increase our holdings in Prudential, HSBC, Potash, Occidental Petroleum, IBM and CenturyLink. Portfolio cash generation was enhanced with these changes.

FBP Appreciation & Income Opportunities Fund Review

The FBP Appreciation & Income Opportunities Fund returned 2.36% for the fiscal year ended March 31, 2015. The S&P 500 Index returned 12.73% and the Barclays U.S. Government/Credit Index returned 5.91% over the same period. The Fund was 73.4% equity, 6.6% fixed income and 20.0% cash at fiscal year end. Returns for the past year were influenced by many of the same factors that affected our Equity & Dividend Plus Fund. Value strategies lagged this past year but the Fund’s returns were also held back this period due to higher cash positions, a short duration defensive fixed income position and increased covered call activity. Energy, Materials and Financials were the weakest contributors to performance in addition to the lack of exposure to the Biotechs. Consumer Discretionary was the best sector for the Fund with Information Technology also doing well.

Since our last report to you, we initiated new positions in Noble Corp. and Eaton Corp. Noble has streamlined its fleet of offshore drilling rigs and now has a stable of newer technology rigs. This gives it a competitive advantage in an industry facing cyclical pressures due to commodity price declines. We expect company cash flows will hold up relatively well even given challenging conditions for the industry. Eaton, a diversified industrial company with segments such as vehicle manufacturing, electrical equipment, hydraulic systems and aerospace, was added to the portfolio on weakness after it lowered forward earnings guidance last year. While it has a solid base of revenues in the U.S., Eaton also has exposure to China and other international markets that give it growth potential in the coming years. We also added to the Fund’s positions in IBM, Freeport-McMoran and Capital One following price weakness which made these stocks’ risk/return profile more favorable.

We eliminated several companies from the Fund’s portfolio. Sonoco and Archer-Daniels-Midland were sold after achieving our price objectives and producing nice gains. Additionally, we completed sales of Allegion and California Resources, both smaller holdings that the Fund received as spin-offs from Ingersoll-Rand and Occidental Petroleum, respectively. We cut the Fund’s position in Baker Hughes following a price spike and rumors of being acquired by Halliburton. Sealed Air, Hewlett-Packard, Kohl’s, DuPont and Best Buy positions were reduced in the Fund as they moved towards our price objectives and had produced positive gains for the Fund.

2

In closing, we would like to comment on a couple of additional items. First, since March 31, 2015 many of last year’s trends that had a relatively negative impact on both Funds’ performance are showing signs of reversing. Expectations of improving economic conditions abroad, higher energy and commodity prices and the possibility of higher inflation have resulted in a weaker dollar and improved prices in many cyclical and energy securities, benefiting both Funds.

And we must sadly report to you the passing of John Flippin on January 3, 2015. John had a passion for investing and unique investment beliefs and disciplines that became part of the foundation of our firm and of the Flippin, Bruce & Porter Funds. Although John had reduced his activities with the firm many years ago, he continued as an avid supporter of the Funds and loved to share his belief in them with anyone he met. While his death will create a deep void in our lives and hearts, we will carry on his legacy at Flippin, Bruce and Porter.

We want to thank you for your continued support and investment in the Flippin, Bruce & Porter Funds. Please visit our website at www.fbpfunds.com for information on your Funds and the investment philosophy and process we utilize to achieve their investment objectives.

John T. Bruce, CFA
President - Portfolio Manager
 May 7, 2015

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Updated performance information, current through the most recent month-end, is available by contacting the Funds at 1-866-738-1127.

This report is submitted for the general information of the shareholders of the Funds. It reflects our views, opinions and portfolio holdings as of the date of this letter. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.fbpfunds.com or call the Funds at 1-866-738-1127. This report is not authorized for distribution to prospective investors in the Funds unless accompanied by a current prospectus.

3

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
 (Unaudited)

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500® Index, an unmanaged index of 500 large common stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

4

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(Unaudited) (Continued)

Average Annual Total Returns(a) (for periods ended March 31, 2015)
	1 Year	5 Years	10 Years
FBP Equity & Dividend Plus Fund	4.23%	7.20%	3.45%
FBP Appreciation & Income Opportunities Fund	2.36%	7.33%	4.64%
Standard & Poor’s 500® Index	12.73%	14.47%	8.01%
Consumer Price Index	-0.03%	1.60%	2.04%

(a)	Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on the Funds’ distributions or the redemption of Fund shares.

5

FBP EQUITY & DIVIDEND PLUS FUND
PORTFOLIO INFORMATION
March 31, 2015 (Unaudited)

General Information
Net Asset Value Per Share	$24.89
Total Net Assets (Millions)	$28.8
Current Expense Ratio	1.07%
Portfolio Turnover	19%
Fund Inception Date	7/30/1993

Stock Characteristics	Fund	S&P 500® Index
Number of Stocks	47	500
Weighted Avg Market Capitalization (Billions)	$122.2	$133.5
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	13.9	16.8
Price-to-Book Value	1.9	2.9

Asset Allocation (% of Net Assets)

Sector Diversification vs. the S&P 500® Index

Ten Largest Equity Holdings	% of Net Assets
Apple, Inc.	3.9%
JPMorgan Chase & Company	3.6%
Cisco Systems, Inc.	3.1%
Target Corporation	2.8%
Best Buy Company, Inc.	2.8%
Western Union Company (The)	2.7%
ConocoPhillips	2.6%
Merck & Company, Inc.	2.6%
Royal Dutch Shell plc - Class A - ADR	2.5%
R.R.Donnelley & Sons Company	2.4%

6

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
PORTFOLIO INFORMATION
March 31, 2015 (Unaudited)

General Information
Net Asset Value Per Share	$18.53
Total Net Assets (Millions)	$39.0
Current Expense Ratio	1.00%
Portfolio Turnover	12%
Fund Inception Date	7/3/1989

Asset Allocation (% of Net Assets)

Common Stock Portfolio (73.4% of Fund )
Number of Stocks	55
Weighted Avg Market Capitalization (Billions)	$120.0
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	13.9
Price-to-Book Value	1.6

Ten Largest Equity Holdings	% of Net Assets
JPMorgan Chase & Company	3.2%
Cisco Systems, Inc.	2.8%
Bank of America Corporation	2.7%
Apple, Inc.	2.7%
MetLife, Inc.	2.6%
Johnson & Johnson	2.6%
Lincoln National Corporation	2.6%
Pfizer, Inc.	2.5%
Merck & Company, Inc.	2.0%
ConocoPhillips	2.0%

Five Largest Sectors	% of Net Assets
Financials	18.8%
Information Technology	12.3%
Energy	10.0%
Materials	7.6%
Health Care	7.1%

Fixed-Income Portfolio (6.6% of Fund)
Number of Fixed-Income Securities	5
Average Quality	BBB+
Average Weighted Maturity	2.2
Average Effective Duration	2.1

Sector Breakdown	% of Net Assets
Financials	3.2%
Consumer Discretionary	1.3%
Energy	1.3%
Municipal Bond	0.8%

7

FBP EQUITY & DIVIDEND PLUS FUND
SCHEDULE OF INVESTMENTS
 March 31, 2015

COMMON STOCKS — 92.2%	Shares	Value
Consumer Discretionary — 9.9%
Best Buy Company, Inc. (a)	21,000	$793,590
Kohl's Corporation (a)	8,000	626,000
Staples, Inc. (a)	38,000	618,830
Target Corporation (a)	9,900	812,493
		2,850,913
Consumer Staples — 8.7%
Coca-Cola Company (The)	16,000	648,800
ConAgra Foods, Inc. (a)	12,000	438,360
PepsiCo, Inc. (a)	4,800	458,976
Procter & Gamble Company (The) (a)	8,500	696,490
Sysco Corporation (a)	6,700	252,791
		2,495,417
Energy — 10.3%
Chevron Corporation	6,300	661,374
ConocoPhillips	12,200	759,572
Noble Corporation plc	28,800	411,264
Occidental Petroleum Corporation	5,900	430,700
Royal Dutch Shell plc - Class A - ADR	12,000	715,800
		2,978,710
Financials — 15.4%
BB&T Corporation	10,000	389,900
First Niagara Financial Group, Inc.	53,000	468,520
HSBC Holdings plc - ADR	13,400	570,706
JPMorgan Chase & Company (a)	17,000	1,029,860
Manulife Financial Corporation	20,000	340,200
MetLife, Inc.	11,200	566,160
People's United Financial, Inc.	33,400	507,680
Prudential Financial, Inc.	6,900	554,139
		4,427,165
Health Care — 5.9%
Johnson & Johnson	2,600	261,560
Merck & Company, Inc. (a)	12,800	735,744
Pfizer, Inc.	20,000	695,800
		1,693,104
Industrials — 9.4%
Eaton Corporation plc	5,000	339,700
Emerson Electric Company	10,600	600,172
General Electric Company	27,000	669,870
Koninklijke Philips N.V.	14,482	410,420
R.R. Donnelley & Sons Company (a)	36,400	698,516
		2,718,678

8

FBP EQUITY & DIVIDEND PLUS FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 92.2% (Continued)	Shares	Value
Information Technology — 17.9%
Apple, Inc. (a)	9,100	$1,132,313
Applied Materials, Inc. (a)	15,000	338,400
Cisco Systems, Inc. (a)	32,000	880,800
Hewlett-Packard Company	19,500	607,620
Intel Corporation	10,000	312,700
International Business Machines Corporation	3,700	593,850
Microsoft Corporation	12,500	508,188
Western Union Company (The) (a)	37,000	769,970
		5,143,841
Materials — 7.0%
Avery Dennison Corporation (a)	5,000	264,550
E.I. du Pont de Nemours and Company (a)	2,500	178,675
Nucor Corporation	10,000	475,300
Potash Corporation of Saskatchewan, Inc.	18,000	580,500
Rio Tinto plc - ADR	12,600	521,640
		2,020,665
Telecommunication Services — 3.6%
AT&T, Inc.	18,000	587,700
CenturyLink, Inc.	12,800	442,240
		1,029,940
Utilities — 4.1%
FirstEnergy Corporation	19,000	666,140
PPL Corporation	15,300	514,998
		1,181,138

Total Common Stocks (Cost $20,407,745)		$26,539,571

9

FBP EQUITY & DIVIDEND PLUS FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 9.5%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b) (Cost $2,724,707)	2,724,707	$2,724,707

Total Investments at Value — 101.7% (Cost $23,132,452)		$29,264,278

Liabilities in Excess of Other Assets — (1.7%)		(482,384)

Net Assets — 100.0%		$28,781,894

ADR - American Depositary Receipt.

(a)	Security covers a written call option.

(b)	The rate shown is the 7-day effective yield as of March 31, 2015.

See accompanying notes to financial statements.

10

FBP EQUITY & DIVIDEND PLUS FUND
SCHEDULE OF OPEN OPTION CONTRACTS
March 31, 2015

WRITTEN COVERED CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
Apple, Inc.,
04/17/2015 at $105	30	$59,400	$16,633
07/17/2015 at $125	25	17,250	15,174
Applied Materials, Inc.,
07/17/2015 at $26	150	10,050	22,044
Avery Dennison Corporation,
07/17/2015 at $50	50	21,500	15,848
Best Buy Company, Inc.,
06/19/2015 at $39.49	110	18,920	34,865
Cisco Systems, Inc.,
07/17/2015 at $29	100	6,400	10,696
Conagra Foods, Inc,
09/18/2015 at $36	120	27,960	16,435
E.I. du Pont de Nemours and Company,
07/17/2015 at $77.5	25	2,000	4,924
JPMorgan Chase & Company,
09/18/2015 at $67.5	10	690	1,880
Kohl's Corporation,
07/17/2015 at $67.5	80	100,000	28,556
Merck & Company, Inc.,
07/17/2015 at $62.5	60	3,660	17,817
PepsiCo, Inc.,
07/17/2015 at $105	48	3,552	11,134
Procter & Gamble Company (The),
04/17/2015 at $87.5	30	90	5,609
R.R. Donnelley & Sons Company,
09/18/2015 at $20	165	13,200	16,823
Staples, Inc.,
06/19/2015 at $16	70	8,400	7,837
06/19/2015 at $18	150	5,250	19,044
Sysco Corporation,
05/15/2015 at $42	67	1,541	8,506
Target Corporation,
07/17/2015 at $77.5	39	23,985	11,191
07/17/2015 at $80	60	27,300	14,877
Western Union Company (The),
11/20/2015 at $21	150	21,000	13,794
		$372,148	$293,687

See accompanying notes to financial statements.

11

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
March 31, 2015

COMMON STOCKS — 73.4%	Shares	Value
Consumer Discretionary — 4.6%
Best Buy Company, Inc.	10,000	$377,900
Kohl's Corporation (a)	5,500	430,375
Staples, Inc. (a)	35,000	569,975
Target Corporation (a)	5,000	410,350
		1,788,600
Consumer Staples — 3.7%
Avon Products, Inc.	48,000	383,520
CVS Caremark Corporation	3,800	392,198
PepsiCo, Inc.	3,200	305,984
Wal-Mart Stores, Inc.	4,500	370,125
		1,451,827
Energy — 10.0%
Baker Hughes, Inc.	4,500	286,110
Chevron Corporation	5,000	524,900
ConocoPhillips	12,500	778,250
Devon Energy Corporation (a)	12,000	723,720
Noble Corporation plc	25,500	364,140
Occidental Petroleum Corporation	5,200	379,600
Peabody Energy Corporation	26,000	127,920
Royal Dutch Shell plc - Class A - ADR	11,000	656,150
Transocean Ltd.	5,000	73,350
		3,914,140
Financials — 18.8%
Bank of America Corporation	69,000	1,061,910
Bank of New York Mellon Corporation (The)	13,500	543,240
Capital One Financial Corporation	5,000	394,100
Comerica, Inc.	7,000	315,910
First Niagara Financial Group, Inc.	35,000	309,400
JPMorgan Chase & Company	20,300	1,229,774
Lincoln National Corporation (a)	17,500	1,005,550
Manulife Financial Corporation	24,000	408,240
MetLife, Inc.	20,000	1,011,000
People's United Financial, Inc.	18,000	273,600
Travelers Companies, Inc. (The)	7,000	756,910
		7,309,634
Health Care — 7.1%
Johnson & Johnson	10,000	1,006,000
Merck & Company, Inc. (a)	14,000	804,720
Pfizer, Inc.	28,000	974,120
		2,784,840

12

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 73.4% (Continued)	Shares	Value
Industrials — 5.4%
Eaton Corporation plc	4,000	$271,760
FedEx Corporation	1,200	198,540
General Electric Company	17,000	421,770
Ingersoll-Rand plc	4,700	319,976
Koninklijke Philips N.V.	15,517	439,752
R.R. Donnelley & Sons Company	23,000	441,370
		2,093,168
Information Technology — 12.3%
Apple, Inc. (a)	8,400	1,045,212
Cisco Systems, Inc. (a)	40,000	1,101,000
Hewlett-Packard Company	16,000	498,560
Intel Corporation	7,000	218,890
International Business Machines Corporation	3,300	529,650
Microsoft Corporation (a)	17,000	691,135
Western Union Company (The)	34,000	707,540
		4,791,987
Materials — 7.6%
Avery Dennison Corporation	10,000	529,100
E.I. du Pont de Nemours and Company	8,000	571,760
Freeport-McMoRan, Inc.	25,000	473,750
Mosaic Company (The)	6,000	276,360
Nucor Corporation	8,000	380,240
Rio Tinto plc - ADR	11,000	455,400
Sealed Air Corporation (a)	6,000	273,360
		2,959,970
Telecommunication Services — 2.0%
AT&T, Inc.	15,000	489,750
CenturyLink, Inc.	8,000	276,400
		766,150
Utilities — 1.9%
FirstEnergy Corporation	8,000	280,480
PPL Corporation	14,000	471,240
		751,720

Total Common Stocks (Cost $19,036,228)		$28,612,036

13

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 5.8%	Par Value	Value
Consumer Discretionary — 1.3%
Mattel, Inc., 2.35%, due 05/06/2019	$500,000	$498,705

Energy — 1.3%
Dominion Resources, Inc., 2.50%, due 12/01/2019	500,000	508,128

Financials — 3.2%
Berkley (W.R.) Corporation, 5.60%, due 05/15/2015	750,000	753,922
Prudential Financial, Inc., 3.00%, due 05/12/2016	500,000	511,307
		1,265,229

Total Corporate Bonds (Cost $2,255,475)		$2,272,062

MUNICIPAL BONDS — 0.8%	Par Value	Value
Wise Co., Virginia, Industrial Dev. Authority, Revenue, 1.70%, due 02/01/2017 (Cost $299,298)	$300,000	$300,021

MONEY MARKET FUNDS — 20.4%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b)	3,871,238	$3,871,238
First American Government Obligations Fund - Class Z, 0.01% (b)	3,857,142	3,857,142
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.01% (b)	224,247	224,247
Total Money Market Funds (Cost $7,952,627)		$7,952,627

Total Investments at Value — 100.4% (Cost $29,543,628)		$39,136,746

Liabilities in Excess of Other Assets — (0.4%)		(146,060)

Net Assets — 100.0%		$38,990,686

ADR - American Depositary Receipt.

(a)	Security covers a written call option.

(b)	The rate shown is the 7-day effective yield as of March 31, 2015.

See accompanying notes to financial statements.

14

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
SCHEDULE OF OPEN OPTION CONTRACTS
March 31, 2015

WRITTEN COVERED CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
Apple, Inc.,
04/17/2015 at $110	28	$41,020	$11,815
07/17/2015 at $125	25	17,250	15,174
Cisco Systems, Inc.,
07/17/2015 at $29	100	6,400	10,696
Devon Energy Corporation,
07/17/2015 at $70	40	3,280	13,878
Kohl's Corporation,
07/17/2015 at $67.5	55	68,750	19,632
Lincoln National Corporation,
04/17/2015 at $57.5	30	3,150	8,158
04/17/2015 at $60	20	380	4,139
Merck & Company, Inc.,
07/17/2015 at $62.5	70	4,270	20,787
Microsoft Corporation,
04/17/2015 at $47	30	30	5,309
Sealed Air Corporation,
07/17/2015 at $47	60	11,700	12,717
Staples, Inc.,
06/19/2015 at $18	150	5,250	19,044
Target Corporation,
07/17/2015 at $80	25	11,375	6,199
		$172,855	$147,548

See accompanying notes to financial statements.

15

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2015

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
ASSETS
Investments in securities:
At acquisition cost	$23,132,452	$29,543,628
At value (Note 2)	$29,264,278	$39,136,746
Cash	—	1,363
Dividends and interest receivable	91,394	93,411
Receivable for capital shares sold	3,163	—
Other assets	3,933	3,601
TOTAL ASSETS	29,362,768	39,235,121

LIABILITIES
Covered call options, at value (Notes 2 and 5) (premiums received $293,687 and $147,548, respectively)	372,148	172,855
Distributions payable	3,010	16,102
Payable for securities purchased	131,381	—
Payable for capital shares redeemed	39,437	12,804
Accrued investment advisory fees (Note 4)	17,703	23,446
Payable to administrator (Note 4)	5,700	5,700
Other accrued expenses	11,495	13,528
TOTAL LIABILITIES	580,874	244,435

NET ASSETS	$28,781,894	$38,990,686

Net assets consist of:
Paid-in capital	$22,589,155	$28,264,582
Undistributed net investment income	1,582	15,993
Accumulated net realized gains from security transactions	137,792	1,142,300
Net unrealized appreciation (depreciation) on:
Investments	6,131,826	9,593,118
Option contracts	(78,461)	(25,307)
Net assets	$28,781,894	$38,990,686

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,156,156	2,104,607

Net asset value, offering price and redemption price per share (Note 2)	$24.89	$18.53

See accompanying notes to financial statements.

16

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
Year Ended March 31, 2015

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
INVESTMENT INCOME
Dividends	$909,739	$878,577
Foreign withholding taxes on dividends	(10,697)	(8,251)
Interest	—	77,794
TOTAL INVESTMENT INCOME	899,042	948,120

EXPENSES
Investment advisory fees (Note 4)	206,036	280,930
Administration fees (Note 4)	60,000	60,000
Professional fees	15,958	16,673
Trustees’ fees and expenses (Note 4)	11,804	11,804
Registration and filing fees	11,899	8,249
Custodian and bank service fees	8,059	8,764
Compliance service fees (Note 4)	8,400	8,400
Postage and supplies	6,947	5,496
Printing of shareholder reports	7,232	4,459
Insurance expense	1,551	2,077
Other expenses	7,262	9,129
TOTAL EXPENSES	345,148	415,981
Fees voluntarily waived by the Adviser (Note 4)	(30,208)	(14,652)
NET EXPENSES	314,940	401,329

NET INVESTMENT INCOME	584,102	546,791

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from:
Security transactions	811,457	1,667,644
Option contracts (Note 5)	21,232	(13,048)
Net change in unrealized appreciation/depreciation on:
Investments	(177,321)	(1,283,661)
Option contracts (Note 5)	(28,993)	34,663

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	626,375	405,598

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,210,477	$952,389

See accompanying notes to financial statements.

17

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	FBP Equity & Dividend Plus Fund		FBP Appreciation & Income Opportunities Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014
FROM OPERATIONS
Net investment income	$584,102	$466,278	$546,791	$528,175
Net realized gains (losses) from:
Security transactions	811,457	1,384,299	1,667,644	1,586,562
Option contracts (Note 5)	21,232	(84,400)	(13,048)	(137,226)
Net realized gains from in-kind redemptions (Note 2)	—	235,484	—	210,674
Net change in unrealized appreciation/depreciation on:
Investments	(177,321)	1,583,397	(1,283,661)	3,640,782
Option contracts (Note 5)	(28,993)	246,913	34,663	76,649
Net increase in net assets from operations	1,210,477	3,831,971	952,389	5,905,616

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(587,146)	(462,094)	(553,302)	(556,942)
From net realized gains from security transactions	(518,508)	—	(1,338,239)	(1,448,777)
Decrease in net assets from distributions to shareholders	(1,105,654)	(462,094)	(1,891,541)	(2,005,719)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,990,599	3,288,580	1,229,570	739,705
Net asset value of shares issued in reinvestment of distributions to shareholders	1,079,702	449,317	1,747,129	1,842,320
Payments for shares redeemed	(3,187,091)	(1,883,877)	(2,997,545)	(3,356,340)
Net increase (decrease) in net assets from capital share transactions	883,210	1,854,020	(20,846)	(774,315)

TOTAL INCREASE (DECREASE) IN NET ASSETS	988,033	5,223,897	(959,998)	3,125,582

NET ASSETS
Beginning of year	27,793,861	22,569,964	39,950,684	36,825,102
End of year	$28,781,894	$27,793,861	$38,990,686	$39,950,684

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$1,582	$4,626	$15,993	$(7,533)

CAPITAL SHARE ACTIVITY
Shares sold	117,967	140,207	64,403	40,597
Shares reinvested	42,203	18,951	91,891	103,512
Shares redeemed	(125,668)	(78,999)	(157,941)	(183,790)
Net increase (decrease) in shares outstanding	34,502	80,159	(1,647)	(39,681)
Shares outstanding, beginning of year	1,121,654	1,041,495	2,106,254	2,145,935
Shares outstanding, end of year	1,156,156	1,121,654	2,104,607	2,106,254

See accompanying notes to financial statements.

18

FBP EQUITY & DIVIDEND PLUS FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$24.78	$21.67	$19.10	$20.70	$19.42

Income (loss) from investment operations:
Net investment income	0.50	0.42	0.47	0.23	0.15
Net realized and unrealized gains (losses) on investments	0.57	3.11	2.56	(1.59)	1.27
Total from investment operations	1.07	3.53	3.03	(1.36)	1.42

Less distributions:
Dividends from net investment income	(0.51)	(0.42)	(0.46)	(0.24)	(0.14)
Distributions from net realized gains	(0.45)	—	—	—	—
Total distributions	(0.96)	(0.42)	(0.46)	(0.24)	(0.14)

Net asset value at end of year	$24.89	$24.78	$21.67	$19.10	$20.70

Total return (a)	4.23%	16.40%	16.19%	(6.49%)	7.40%

Net assets at end of year (000’s)	$28,782	$27,794	$22,570	$23,194	$27,407

Ratio of total expenses to average net assets	1.17%	1.21%	1.29%	1.29%	1.19%

Ratio of net expenses to average net assets (b)	1.07%	1.07%	1.07%	1.07%	1.07%

Ratio of net investment income to average net assets (b)	1.98%	1.82%	2.40%	1.24%	0.78%

Portfolio turnover rate	19%	24%	32%	46%	25%

(a)	Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

19

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$18.97	$17.16	$15.85	$16.35	$15.49

Income (loss) from investment operations:
Net investment income	0.26	0.25	0.29	0.26	0.24
Net realized and unrealized gains (losses) on investments	0.19	2.50	1.61	(0.46)	0.88
Total from investment operations	0.45	2.75	1.90	(0.20)	1.12

Less distributions:
Dividends from net investment income	(0.26)	(0.26)	(0.30)	(0.30)	(0.26)
Distributions from net realized gains	(0.63)	(0.68)	(0.29)	—	—
Total distributions	(0.89)	(0.94)	(0.59)	(0.30)	(0.26)

Net asset value at end of year	$18.53	$18.97	$17.16	$15.85	$16.35

Total return (a)	2.36%	16.50%	12.51%	(1.13%)	7.35%

Net assets at end of year (000’s)	$38,991	$39,951	$36,825	$39,520	$46,406

Ratio of total expenses to average net assets	1.04%	1.03%	1.06%	1.06%	1.03%

Ratio of net expenses to average net assets (b)	1.00%	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income to average net assets (b)	1.36%	1.36%	1.83%	1.71%	1.59%

Portfolio turnover rate	12%	10%	15%	17%	24%

(a)	Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

20

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2015

1. Organization

FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund (the “Funds”) are no-load, diversified series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

FBP Equity & Dividend Plus Fund seeks to provide above-average and growing income while also achieving long-term growth of capital.

FBP Appreciation & Income Opportunities Fund seeks long term capital appreciation and current income, assuming a moderate level of investment risk.

2. Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Funds follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Covered call options written by the Funds are valued at the last quoted sale price or, in the absence of a sale, at the ask price on the principal exchanges on which they are traded. Investments representing shares of other investment companies are valued at their net asset value as reported by such companies.

Fixed income securities are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities.

When market quotations are not readily available, if a pricing service cannot provide a price or the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

21

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

Fixed income securities, including corporate bonds and municipal bonds, held by FBP Appreciation & Income Opportunities Fund are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of March 31, 2015 by security type:

FBP Equity & Dividend Plus Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$26,539,571	$—	$—	$26,539,571
Money Market Funds	2,724,707	—	—	2,724,707
Total	$29,264,278	$—	$—	$29,264,278

Other Financial Instruments:
Written Covered Call Options	$(372,148)	$—	$—	$(372,148)
Total	$(372,148)	$—	$—	$(372,148)

FBP Appreciation & Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$28,612,036	$—	$—	$28,612,036
Corporate Bonds	—	2,272,062	—	2,272,062
Municipal Bonds	—	300,021	—	300,021
Money Market Funds	7,952,627	—	—	7,952,627
Total	$36,564,663	$2,572,083	$—	$39,136,746

Other Financial Instruments:
Written Covered Call Options	$(172,855)	$—	$—	$(172,855)
Total	$(172,855)	$—	$—	$(172,855)

22

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to each Fund’s Schedule of Investments for a listing of the common stocks and corporate bonds by sector type. As of March 31, 2015, the Funds did not have any transfers into and out of any Level. There were no Level 3 securities held by the Funds as of March 31, 2015. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 was as follows:

	Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
FBP Equity & Dividend Plus Fund	3/31/2015	$587,146	$518,508	$1,105,654
	3/31/2014	$462,094	$—	$462,094
FBP Appreciation & Income Opportunities Fund	3/31/2015	$553,302	$1,338,239	$1,891,541
	3/31/2014	$559,059	$1,446,660	$2,005,719

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Options transactions — When the Funds’ investment adviser believes that individual portfolio securities held by the Funds are approaching the top of the adviser’s growth and price expectations, covered call options may be written (sold) against such securities and the Funds will receive a premium in return. The Funds write options only for income generation and hedging purposes and not for speculation. The premiums received from writing the options are recorded as a liability and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate a Fund’s obligation on a call option, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

23

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds may also purchase put options on stock indices. By purchasing a put option on a stock index, a Fund could hedge the risk of a general market decline. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by a Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), a Fund would suffer a loss on the put option if prices do not decline, or do not decline sufficiently, to offset the deterioration in the value of the option premium. Premiums paid for buying options that expire are treated as realized losses. Premiums paid from buying options which are exercised decrease the proceeds used to calculate the realized gain or loss on the exercise of the options.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any net realized capital gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2015:

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
Tax cost of portfolio investments	$23,132,452	$29,530,663
Gross unrealized appreciation	$6,593,182	$10,871,388
Gross unrealized depreciation	(461,356)	(1,265,305)
Net unrealized appreciation on investments	6,131,826	9,606,083
Net unrealized depreciation on option contracts	(78,461)	(25,307)
Undistributed ordinary income	4,592	19,130
Undistributed long-term gains	137,792	1,142,300
Other temporary differences	(3,010)	(16,102)
Accumulated earnings	$6,192,739	$10,726,104

As of March 31, 2015, the tax cost of written options for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund is $293,687 and $147,548, respectively.

24

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for FBP Appreciation & Income Opportunities Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2015, FBP Equity & Dividend Plus Fund utilized $176,389 of short-term capital loss carryforwards to offset current year gains.

For the year ended March 31, 2015, FBP Appreciation & Income Opportunities Fund reclassified accumulated net realized gains from security transactions of $30,037 against undistributed net investment income on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statements and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

During the year ended March 31, 2014, FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund realized $235,484 and $210,674, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Funds’ net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2012 through March 31, 2015) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2015:

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
Purchases of investment securities	$5,335,855	$3,954,101
Proceeds from sales and maturities of investment securities	$5,002,302	$5,461,226

25

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

Each Fund’s investments are managed by Flippin, Bruce & Porter, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreements, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such assets; and .50% of such assets in excess of $500 million.

During the year ended March 31, 2015, the Adviser voluntarily waived $30,208 and $14,652 of its investment advisory fees from FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively.

Certain officers of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $12,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chariman); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Prior to July 1, 2014, the annual retainer was $10,000.

5. Derivatives Transactions

Transactions in covered call option contracts written by the Funds during the year ended March 31, 2015 were as follows:

	FBP Equity & Dividend Plus Fund		FBP Appreciation & Income Opportunities Fund
	Option Contracts	Option Premiums	Option Contracts	Option Premiums
Options outstanding at beginning of year	1,053	$162,724	493	$107,372
Options written	3,058	497,324	1,339	271,262
Options cancelled in a closing purchase transaction	(718)	(104,560)	(201)	(32,410)
Options expired	(847)	(104,625)	(222)	(50,393)
Options exercised	(1,007)	(157,176)	(776)	(148,283)
Options outstanding at end of year	1,539	$293,687	633	$147,548

26

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The location in the Statements of Assets and Liabilities of the Funds’ derivative positions is as follows:

FBP Equity & Dividend Plus Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding March 31, 2015
Covered call options written	Covered call options, at value	—	$(372,148)	$(6,383,885)

FBP Appreciation & Income Opportunities Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding March 31, 2015
Covered call options written	Covered call options, at value	—	$(172,855)	$(3,140,779)

The average monthly notional amount of option contracts written during the year ended March 31, 2015 was $4,976,355 and $3,171,844 for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively.

The Funds held no put option contracts on stock indices as of March 31, 2015. The average notional amount of put option contracts purchased during the year ended March 31, 2015 for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund was $804,446 and $1,206,669, respectively.

Transactions in derivative instruments during the year ended March 31, 2015 by the Funds are recorded in the following location in the Statements of Operations:

FBP Equity & Dividend Plus Fund

Type of Derivative	Location	Net Realized Gains (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Covered call options written	Net realized gains (losses) from option contracts	$72,409	Net change in unrealized appreciation/depreciation on option contracts	$(28,993)
Purchased index put options	Net realized gains (losses) from option contracts	$(51,177)	Net change in unrealized appreciation/depreciation on option contracts	$—

27

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FBP Appreciation & Income Opportunities Fund

Type of Derivative	Location	Net Realized Gains (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Covered call options written	Net realized gains (losses) from option contracts	$63,718	Net change in unrealized appreciation/depreciation on option contracts	$34,663
Purchased index put options	Net realized gains (losses) from option contracts	$(76,766)	Net change in unrealized appreciation/depreciation on option contracts	$—

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

28

THE FLIPPIN, BRUCE & PORTER FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
the FBP Equity & Dividend Plus Fund and the FBP Appreciation &
 Income Opportunities Fund, each a series of the of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities of the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund, (collectively referred to as the “Funds”) (each a series of the Williamsburg Investment Trust), including the schedules of investments, as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising the Williamsburg Investment Trust at March 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
 May 22, 2015

29

THE FLIPPIN, BRUCE & PORTER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

	Trustee	Address	Year of Birth	Position Held with the Trust	Length of Time Served
	Robert S. Harris, Ph.D.	100 Darden Boulevard Charlottesville, VA	1949	Chairman and Trustee	Since January 2007
*	John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee and President of Davenport Funds	Since July 2012
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee and President of FBP Funds	Since September 1988
	George K. Jennison	5101 Stratford Crescent Richmond, VA	1957	Trustee	Since January 2015
	J. Finley Lee, Jr., Ph.D.	448 Pond Apple Drive North Naples, FL	1939	Trustee	Since September 1988
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	1959	Trustee	Since March 1993
	Elizabeth W. Robertson	8908 Norwick Road Richmond, VA	1953	Trustee	Since February 2014
	John H. Hanna IV	800 Main Street Lynchburg, VA	1955	Vice President	Since February 2007
	David J. Marshall	800 Main Street Lynchburg, VA	1956	Vice President	Since February 2007
	R. Gregory Porter III	800 Main Street Lynchburg, VA	1941	Vice President	Since September 1988
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	1968	Secretary and Chief Compliance Officer	Since August 2006

*	Messrs. Ackerly and Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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THE FLIPPIN, BRUCE & PORTER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees twelve portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV is Senior Vice President and Portfolio Manager of Davenport & Company LLC (an investment advisory firm).

John T. Bruce is President, Director and member of the Executive Committee of the Adviser.

George K. Jennison is President of Oyster Consulting, LLC (a financial consulting firm). He previously was a financial adviser with Wells Fargo Advisors, LLC.

J. Finley Lee, Jr., Ph.D. is the retired Julian Price Professor Emeritus at the University of North Carolina.

Harris V. Morrissette is President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. He is also a Director of International Shipholding Corporation (cargo transportation) and a Director of Trustmark National Bank (bank holding company). Previously, he was Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012.

Elizabeth W. Robertson has been Chief Financial Officer for Monument Restaurants LLC (restaurant franchises) since 2011 and a Director of Franklin Financial Corporation and Franklin Federal Savings Bank since 1996.

John H. Hanna IV is Vice President, Director and member of the Executive Committee of the Adviser.

David J. Marshall is Secretary, Director and member of the Executive Committee of the Adviser.

R. Gregory Porter III is Director of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Director of Fund Administration of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-281-3217.

31

THE FLIPPIN, BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2014 through March 31, 2015).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

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THE FLIPPIN, BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Net Expense Ratio(a)	Expenses Paid During Period(b)
FBP Equity & Dividend Plus Fund
Based on Actual Fund Return	$1,000.00	$997.40	1.07%	$5.33
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.60	1.07%	$5.39
FBP Appreciation & Income Opportunities Fund
Based on Actual Fund Return	$1,000.00	$996.40	1.00%	$4.98
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.95	1.00%	$5.04

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov.

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THE FLIPPIN, BRUCE & PORTER FUNDS
FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended March 31, 2015. During the year ended March 31, 2015, FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund paid a long-term capital gain distribution of $518,508 and $1,338,239, respectively. Certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%. FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund intend to designate up to a maximum amount of $587,146 and $533,302, respectively, as taxed at a maximum rate of 23.8%. Additionally, for the fiscal year ended March 31, 2015, all of the dividends paid from ordinary income by FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

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THE FLIPPIN, BRUCE & PORTER FUNDS
 DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on February 24, 2015, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of the FBP Equity & Dividend Plus Fund and the FBP Appreciation and Income Opportunities Fund. Below is a discussion of the factors considered by the Board of Trustees along with its conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) the performance of the Funds has been reasonable and the Adviser has provided satisfactory services to the Funds; (ii) the advisory fee rates for each Fund are competitive with similarly managed funds; (iii) the total operating expense ratio of each Fund, after fee waivers, is competitive with (and in the case of the FBP Equity & Dividend Plus Fund, lower than) the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (iv) the Adviser’s decision to cap overall operating expenses of

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THE FLIPPIN, BRUCE & PORTER FUNDS
 DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (Unaudited)
 (Continued)

the Funds by voluntarily waiving a portion of its advisory fees has enabled each Fund to increase returns for shareholders and to maintain an overall expense ratio that is competitive with the average for similarly managed funds, despite the small size of the Funds; (v) the Adviser did not realize any profits with respect to its management of the Funds. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

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Investment Adviser

Flippin, Bruce & Porter, Inc.
800 Main Street, Second Floor
P.O. Box 6138
Lynchburg, Virginia 24505
Toll-Free 1-800-327-9375
www.fbpfunds.com

Administrator

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
Toll-Free 1-866-738-1127

Custodian

US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent RegisteredPublic Accounting Firm

Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel

Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Officers

John T. Bruce, President
and Portfolio Manager
John H. Hanna, IV, Vice President
David J. Marshall, Vice President
R. Gregory Porter, III,
Vice President

Trustees

Robert S. Harris, Ph.D., Chairman
John P. Ackerly, IV
John T. Bruce
George K. Jennison
J. Finley Lee, Jr., Ph.D.
Harris V. Morrissette
Elizabeth W. Robertson

THE GOVERNMENT STREET FUNDS No-Load Mutual Funds Annual Report March 31, 2015

The Government Street Equity Fund The Government Street Mid-Cap Fund The Alabama Tax Free Bond Fund

LETTER FROM THE PRESIDENT	May, 2015

Dear Fellow Shareholders:

We are enclosing for your review the audited Annual Report of The Government Street Funds for the year ended March 31, 2015.

The Government Street Equity Fund

The Government Street Equity Fund had a positive 11.87% total return for the fiscal year ended March 31, 2015. By comparison, the S&P 500 Index and the Morningstar Large Cap Blend category were up 12.73% and 10.16%, respectively. Hopefully, the absolute and relative performance of your investment is indicative of good things to come. After the S&P 500 was cited by many performance rating services to have outperformed more than 80% of large capitalization blended funds, to be within 1% of the Index’s recent 12 month record is gratifying. The last fiscal quarter of this year aided the result with The Government Street Equity Fund outperforming the S&P 500 by 2.34% vs 0.95%. The return of the Morningstar Large Cap Blend, for the same period, was 1.13%.

However, it is hard to expect continued double digit investment returns in the future. Almost all measures of stock valuations are near the top end of their metrics. Since the stock market, as measured by the S&P 500, bottomed in March 2009, almost exactly 6 years ago, it has increased 194.30% cumulative or a 19.71% per year average.

There are plenty of reasons to question the future size of equity returns. Simply said, the underlying economy of the United States is not currently expanding rapidly enough to support extended double digit returns. The possible sources of negative considerations are myriad. Slow GDP growth, the scope of our national debt, rising wages, stymied Federal Reserve policy, incomprehensible tax policy, diminishing international prestige, record dollar currency strength and an aging population are a few examples. The lack of clear policies to deal with any of these issues creates an uncomfortable environment for investments. However, hope springs eternal and history has proven that underestimating America’s propensity to respond to adversity must be remembered.

The top 10 holdings in The Government Street Equity Fund as of March 31, 2015 were:

Security Description	% of Net Assets
Apple, Inc.	5.9%
Vanguard Mid-Cap ETF	3.8%
Walt Disney Company (The)	3.0%
Visa, Inc. – Class A	2.9%
JPMorgan Alerian MLP Index ETN	2.5%
MasterCard, Inc. – Class A	2.5%
Schwab U.S. Mid-Cap ETF	2.3%
General Dynamics Corporation	2.2%
United Technologies Corporation	1.9%
Actavis plc	1.9%

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Exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) have continued to play a prominent role in the Fund’s investment holdings, as evidenced by 3 of the top 10 holdings. Each ETF/ETN represents a composite holding of an extensive number of securities that have some common characteristic.

As an example, the Vanguard Mid-Cap ETF represents an investment in over 450 individual securities that meet Vanguard’s definition of mid capitalization corporate equities. The inclusion of this one security in the portfolio provided the Fund with broad diversification that would be impossible to achieve individually in a fund with the total value of The Government Street Equity Fund. The ability to achieve diversification utilizing ETFs has allowed us an opportunity for risk control that would be otherwise unattainable. ETFs, as a whole, represented 11.0% of your Fund’s net assets as of March 31, 2015.

There were significant individual performances during the fiscal year. The 5 highest returns, held for the entire fiscal year, as measured by the internal rate of return for the entire period were:

Security Description	1 Year Performance
Shire plc - ADR	114.51%
Apple, Inc.	65.81%
Kraft Foods Group, Inc.	60.36%
Regeneron Pharmaceuticals, Inc.	50.35%
CVS Health Corporation	43.10%

The 5 worst individual performances, held for the entire fiscal year, as measured by internal rate of return for the entire period were:

Security Description	1 Year Performance
Pioneer Natural Resources Company	-12.38%
Emerson Electric Company	-12.69%
Quanta Services, Inc.	-23.36%
Google, Inc. - Class A	-29.40%
Freeport-McMoRan, Inc.	-40.85%

The Fund’s best performing economic sector for the fiscal year was Health Care, up 28.74%. The second best sector was Information Technology, up 22.94%. The worst performing sector was Energy, down -12.21%.

Note: The investment performances listed for economic sectors and securities in the two preceding paragraphs are extracted from an in-house independent internal rate of return computation by the Advent Axys portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the fiscal year April 1, 2014 through March 31, 2015.

While the following commentary is redundant across the past 5 years we still believe it relevant. Instead of trying to summarize prospects for the year ahead with new insights, beyond the opening comments, the statement from three years previous still portrays our view. On March 31, 2010 we wrote:

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“We believe that continued upward movement of markets and economies worldwide are highly dependent on Governments getting their financial balance sheets in order. There has been unparalleled deficit spending around the world. Those economies not directly participating in the credit shortfalls will be indirectly impacted by lower import/export activities brought on by significant debt imposed slowdown. This will occur domestically and internationally as economies have become more highly correlated in their economic cycles.

In response to this perceived scenario, risk management takes precedent over return pursuits in the near term. Your Fund remains essentially fully invested to capture returns, but highly diversified to mitigate the risks associated with that position.”

Additionally, we have to acknowledge we still believe the truth of the 2011 statement. However, we believe that the Federal Reserve actions have created an exogenous influence that has temporarily offset the ultimately destructive nature of excessive deficit financing. We believe that the future transition to a sound economic scenario will determine the continuation of current positive performances.

While significant risks exist, we continue to believe that investors have potential for one of the greatest investment environments for generations. There are over 7 billion people in the world today. (USA population is approximately 320 million.) Many of these potential consumers are moving into middle class ranks. In our opinion, the demand for goods and services for the future is tremendous. Remember that, in our own economy, approximately 60% of GDP is tied to consumers. With the business advantages that the USA enjoys in manufacturing know how, technology, intellectual content, productivity and numerous other characteristics, if Government will provide a competitive framework for operating, the benefits could be the best ever.

There are many additional moving parts in our economy and exogenous factors, such as the geopolitical instabilities, that will always have uneven effects. However, it is our thought that keeping our fiscal house in order is basic to all considerations. The irresponsible spending activities of our government continue to unnerve us. It remains to be seen if the economy can overcome the negative influence of government and have a successful impact on market values.

As of March 31, 2015, the Fund’s net assets were $93.8 million, down from $94.3 million at the beginning of the fiscal year; net asset value per share was $65.95; and the ratio of expenses to net average assets was 0.84%. Portfolio turnover rate was 26%. Income dividends totaling $0.6410 per share and capital gains totaling $3.4061 per share were distributed to shareholders during the year.

The Government Street Mid-Cap Fund

The Government Street Mid-Cap Fund, as of March 31, 2015, produced a one year total return of 10.14%. By comparison the Standard & Poor’s MidCap 400 Index and the Morningstar Mid Cap Blended Index, used as relative performance benchmarks, were up 12.20% and 9.36%, respectively.

The mid-capitalization category of individual companies is usually proxied by the Standard & Poor’s Mid-Cap 400 ranging from $1.2 billion to $5.1 billion market values. Generally, these companies are considered to have slightly higher risk and

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return characteristics than the S&P 500 companies, which start at the upper end of the mid cap values and range to sizes 10 times or greater in terms of capitalization. As you would guess, the mid cap companies tend to be primarily domestically oriented.

The top 10 holdings in The Government Street Mid Cap Fund as of March 31, 2015 were:

Security Description	% of Net Assets
Schwab U.S. Mid-Cap ETF	3.7%
Vanguard Mid-Cap ETF	3.3%
Guggenheim Mid-Cap Core ETF	2.6%
iShares Nasdaq Biotechnology Index Fund	2.0%
Mid-American Apartment Communities, Inc.	1.9%
Church & Dwight Company, Inc.	1.8%
JPMorgan Alerian MLP Index ETN	1.6%
Hormel Foods Corporation	1.3%
Jarden Corporation	1.2%
Ross Stores, Inc.	1.2%

ETFs and ETNs represent significant holdings in the Fund. Schwab, Vanguard and Guggenheim mid-caps are all constituted differently, but cover the capitalization ranges mentioned earlier. Since the mid cap universe contains a much greater number of companies than its larger index counterparts, we like to broaden your portfolio’s exposure across the range to govern risk control through diversification.

This same rationale for risk control is implemented through investment in the iShares Nasdaq Biotechnology Index Fund and the JPMorgan Alerian MLP Index ETN. However, these investments are more specific to homogeneous industries rather than broad market coverage. The Government Street Mid Cap Fund is not large enough to provide for multiple investments in Biotech stocks or Mid-Stream Oil master limited partnerships on an individual security basis. These instruments allow participation in attractive investment categories while allowing sufficient risk control thru diversification. A total of 128 investments, including the described securities were held in the Fund as of March 31, 2015.

There were significant individual performances during the fiscal year. The 5 highest returns, held for the entire period, as measured by the internal rate of return, were:

Security Description	1 Year Performance
Laboratory Corporation of America Holdings	87.74%
United Therapeutics Corporation	85.44%
Matson, Inc.	74.27%
ResMed, Inc.	62.91%
Shire plc - ADR	61.75%

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The 5 worst individual performances, held for the entire period, as measured by internal rate of return, were:

Security Description	1 Year Performance
Cameron International Corporation	-26.95%
Rayonier, Inc.	-28.04%
Jacobs Engineering Group, Inc.	-28.88%
Cree, Inc.	-37.02%
Range Resources Corporation	-37.12%

The Fund’s best performing economic sector for the fiscal year was Health Care, up 27.08%. The second best sector was Consumer Staples, up 21.23%. The worst performing sector was Energy, down -15.34%.

Note: The investment performances listed for economic sectors and securities in the two preceding paragraphs are extracted from an in-house independent internal rate of return computation by the Advent Axys portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the fiscal year April 1, 2014 through March 31, 2015.

We believe that mid cap stocks offer an attractive combination of growth and safety as they have successfully overcome startup challenges yet remain nimble enough to generate stronger growth than large cap stocks. Mid cap stocks have often been able to match the performance of large cap stocks in down markets while exceeding large cap performance in up markets, leading to long-term outperformance.

The most significant economic event of the past 12 months appears to be the collapse of oil pricing. We believe that, over a longer period, a continued reduction in the cost of this commodity should have positive effects on the market. In mid cap markets, the consumer area and the smaller manufacturing components will benefit greatly from prolonged lower pricing. Energy costs make up large proportions of their expense budgets. So, combined with the lower capitalization characteristics of mid cap companies, hopefully lower energy prices will have increased positive effects on future values, relative to larger stocks.

As of March 31, 2015, the net assets of The Government Street Mid-Cap Fund were $51,898,447 and the net asset value per share was $22.96. The turnover rate for the previous twelve months was 16% and the total number of holdings was 128 as of March 31, 2015. The net expense ratio for the Fund is 1.05%.

The Alabama Tax Free Bond Fund

Fixed income investors were focused on the Federal Reserve for most of the past year as it contemplated the necessity and timing of when to begin raising interest rates. The United States economy is continuing to make progress, though there are pockets of weakness that give the Federal Reserve reason to pause. A harsh winter season, a strong United States dollar, weak energy prices, a stronger employment picture, a low inflation rate and anemic wage growth are among the many factors which the Federal Reserve must weigh as it decides when to begin raising interest rates. The Federal Reserve Board’s March, 2015 statement took the step of removing the word “patient”

5

from the official text, yet Board Chairman Janet Yellen continues to suggest that the Fed will exercise caution as it moves towards its first rate increase since 2006 and considers the pace of subsequent hikes.

With a pronounced lack of competition from other developed market bonds, United States Treasuries provided relatively attractive returns, though the yield on the 10-year bond was only 1.9% on March 31, 2015. In general, market based rates were lower across all maturities when compared to a year earlier. Additionally, the shape of the yield curve became flatter over the course of the past twelve months, reflecting the outperformance of bonds at the longer end of the maturity spectrum.

Although issuance of new bonds in the municipal bond market picked up in early 2015, for most of the past twelve months lower levels of supply provided support for bond prices. Roughly two-thirds of new issuance in the past year has been in the form of refunding, which is reflective of the continued reluctance by municipalities to take on new projects. For the remainder of 2015, investors may have to deal with a “rush to market” as issuers attempt to get ahead of the Federal Reserve rate hikes on the horizon. Municipal bond yields have fallen over the past year, though the tax-exempt market did not keep pace with the rally in the Treasury market. However, taxable equivalent yields on municipal bonds still are appealing to investors seeking tax sheltered income. Fundamental conditions in the municipal market continue to improve. The United States Census Bureau reports that total state tax collections continue to rise, climbing 2.2% for the year ended December 31, 2014. Locally, property tax revenue is also improving, growing 2.7% for calendar year 2014. Illinois, Chicago and Puerto Rico remain “hot spots” and will continue to draw attention on a national level.

The Alabama Tax Free Bond Fund has maintained its short duration, defensive posture over the past twelve months. Although expected interest rate hikes by the Federal Reserve have been slower to materialize than we had expected, we remain focused on preservation of capital and risk control in the Fund through the purchase of high quality, short maturity issues. The duration of the portfolio was 2.8 years on March 31, 2015, down from 3.3 years at the end of the last fiscal year. The Fund maintains a high quality portfolio with more than 98% of the holdings rated A, AA or AAA by Moody’s or Standard & Poor’s rating agencies.

For the twelve months ended March 31, 2015, the Fund had a total return of 1.14% as compared to returns of 1.30% for the Barclays Capital 3-Year Municipal Bond Index and 5.13% for the Barclays Capital 7-Year Municipal Bond Index. The Alabama Tax Free Fund has a shorter average maturity than the Barclays Capital 7-Year Bond Index and consistently maintains a portfolio of higher rated securities, on average, than those included in the comparable indices. Additionally, the Barclays Capital indices include zero coupon bonds as well as bonds that are subject to the alternative minimum tax. The Fund holds neither of these types of securities.

As of March 31, 2015, the weighted average maturity of the Fund was 3.1 years, down from 3.5 years at the end of the last fiscal year. The net assets of the Fund as of March 31, 2015, were $29,969,415 and the net asset value per share was $10.49. The ratio of net investment income to average net assets during the fiscal year was 1.32%.

6

Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

Very truly yours,

Thomas W. Leavell
President
Leavell Investment Management, Inc.
 The Government Street Funds

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2015, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.leavellinvestments.com.

7

THE GOVERNMENT STREET EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)

The Government Street Equity Fund

Comparison of the Change in Value of a $10,000 Investment in
The Government Street Equity Fund and the Standard & Poor’s 500® Index

	Average Annual Total Returns(a) (for periods ended March 31, 2015)
	1 Year	5 Years	10 Years
The Government Street Equity Fund	11.87%	13.00%	7.20%
Standard & Poor’s 500® Index	12.73%	14.47%	8.01%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

THE GOVERNMENT STREET MID-CAP FUND
PERFORMANCE INFORMATION (Unaudited)

The Government Street Mid-Cap Fund

Comparison of the Change in Value of a $10,000 Investment in The Government Street
Mid-Cap Fund and the Standard & Poor’s MidCap 400® Index

	Average Annual Total Returns(a) (for periods ended March 31, 2015)
	1 Year	5 Years	10 Years
The Government Street Mid-Cap Fund	10.14%	13.62%	9.28%
Standard & Poor’s MidCap 400® Index	12.20%	15.72%	10.32%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

THE ALABAMA TAX FREE BOND FUND
 PERFORMANCE INFORMATION (Unaudited)

The Alabama Tax Free Bond Fund

Comparison of the Change in Value of a $10,000 Investment in The Alabama Tax Free Bond Fund,
the Barclays Capital 7-Year Municipal Bond Index and the Barclays Capital 3-Year Municipal Bond Index

	Average Annual Total Returns(a) (for periods ended March 31, 2015)
	1 Year	5 Years	10 Years
The Alabama Tax Free Bond Fund	1.14%	1.77%	2.53%
Barclays Capital 7-Year Municipal Bond Index	5.13%	4.73%	4.89%
Barclays Capital 3-Year Municipal Bond Index	1.30%	1.96%	3.09%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

10

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO INFORMATION
 March 31, 2015 (Unaudited)

Asset Allocation
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Apple, Inc.	5.9%
Vanguard Mid-Cap ETF	3.8%
Walt Disney Company (The)	3.0%
Visa, Inc. - Class A	2.9%
JPMorgan Alerian MLP Index ETN	2.5%
MasterCard, Inc. - Class A	2.5%
Schwab U.S. Mid-Cap ETF	2.3%
General Dynamics Corporation	2.2%
United Technologies Corporation	1.9%
Actavis plc	1.9%

11

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO INFORMATION
 March 31, 2015 (Unaudited)

Asset Allocation
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Schwab U.S. Mid-Cap ETF	3.7%
Vanguard Mid-Cap ETF	3.3%
Guggenheim Mid-Cap Core ETF	2.6%
iShares Nasdaq Biotechnology Index Fund	2.0%
Mid-American Apartment Communities, Inc.	1.9%
Church & Dwight Company, Inc.	1.8%
JPMorgan Alerian MLP Index ETN	1.6%
Hormel Foods Corporation	1.3%
Jarden Corporation	1.2%
Ross Stores, Inc.	1.2%

12

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
 March 31, 2015 (Unaudited)

Asset Allocation
(% of Net Assets)

Distribution by Rating
Rating	% of Holdings
AAA	6.4%
AA	83.7%
A	8.5%
Not Rated	1.4%

13

THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS
March 31, 2015

COMMON STOCKS — 87.8%	Shares	Value
Consumer Discretionary — 9.7%
Comcast Corporation - Class A	30,000	$1,694,100
Home Depot, Inc. (The)	5,200	590,772
Johnson Controls, Inc.	15,400	776,776
Lowe's Companies, Inc.	8,000	595,120
McDonald's Corporation	6,500	633,360
NIKE, Inc. - Class B	12,300	1,234,059
Tractor Supply Company	9,000	765,540
Walt Disney Company (The)	27,125	2,845,141
		9,134,868
Consumer Staples — 7.6%
Altria Group, Inc.	16,700	835,334
Anheuser-Busch InBev SA/NV - ADR	10,000	1,219,100
Coca-Cola Company (The)	12,000	486,600
CVS Health Corporation	9,000	928,890
Kraft Foods Group, Inc.	8,278	721,138
McCormick & Company, Inc. - Non-Voting Shares	7,000	539,770
Mondelez International, Inc. - Class A	28,336	1,022,646
Philip Morris International, Inc.	7,860	592,094
Procter & Gamble Company (The)	10,000	819,400
		7,164,972
Energy — 5.4%
Chevron Corporation	6,100	640,378
ConocoPhillips	24,500	1,525,370
Phillips 66	14,300	1,123,980
Pioneer Natural Resources Company	7,500	1,226,325
Tesoro Corporation	6,000	547,740
		5,063,793
Financials — 9.2%
Aflac, Inc.	10,565	676,266
American Capital Ltd. (a)	12,990	192,122
American International Group, Inc.	21,000	1,150,590
Brookfield Asset Management, Inc. - Class A	21,000	1,125,810
Goldman Sachs Group, Inc. (The)	6,000	1,127,820
JPMorgan Chase & Company	28,000	1,696,240
KKR & Company, L.P.	20,000	456,200
Mid-America Apartment Communities, Inc.	11,394	880,414
Wells Fargo & Company	24,000	1,305,600
		8,611,062
Health Care — 14.9%
Abbott Laboratories	11,000	509,630
AbbVie, Inc.	11,500	673,210
Actavis plc (a)	6,000	1,785,720

14

THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 87.8% (Continued)	Shares	Value
Health Care — 14.9% (Continued)
Alexion Pharmaceuticals, Inc. (a)	2,190	$379,527
Amgen, Inc.	1,000	159,850
Becton, Dickinson and Company	622	89,256
Bio-Techne Corporation	10,000	1,002,900
Cardinal Health, Inc.	15,000	1,354,050
Cerner Corporation (a)	8,355	612,087
Gilead Sciences, Inc. (a)	16,000	1,570,080
Henry Schein, Inc. (a)	4,500	628,290
Johnson & Johnson	3,000	301,800
Merck & Company, Inc.	9,000	517,320
Novartis AG - ADR	9,000	887,490
Pfizer, Inc.	27,000	939,330
Regeneron Pharmaceuticals, Inc. (a)	2,300	1,038,404
Shire plc - ADR	3,000	717,870
Waters Corporation (a)	6,475	804,972
		13,971,786
Industrials — 13.8%
Allegion plc	3,333	203,880
Boeing Company (The)	6,000	900,480
Emerson Electric Company	15,000	849,300
General Dynamics Corporation	15,000	2,035,950
Honeywell International, Inc.	10,000	1,043,100
Ingersoll-Rand plc	10,000	680,800
Lockheed Martin Corporation	7,000	1,420,720
Norfolk Southern Corporation	10,000	1,029,200
Quanta Services, Inc. (a)	11,500	328,095
Southwest Airlines Company	10,000	443,000
Stericycle, Inc. (a)	7,000	983,010
Union Pacific Corporation	11,000	1,191,410
United Technologies Corporation	15,500	1,816,600
		12,925,545
Information Technology — 21.3%
Accenture plc - Class A	9,500	890,055
Adobe Systems, Inc. (a)	5,000	369,700
Apple, Inc.	44,185	5,497,940
Automatic Data Processing, Inc.	12,400	1,061,936
CDK Global, Inc.	8,133	380,299
First Solar, Inc. (a)	5,000	298,950
Google, Inc. - Class A (a)	1,400	776,580
Google, Inc. - Class C (a)	1,400	767,200
Intel Corporation	12,000	375,240
MasterCard, Inc. - Class A	26,750	2,310,932
Micron Technology, Inc. (a)	28,000	759,640
Oracle Corporation	13,000	560,950

15

THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 87.8% (Continued)	Shares	Value
Information Technology — 21.3% (Continued)
QUALCOMM, Inc.	11,000	$762,740
TE Connectivity Ltd.	12,500	895,250
Texas Instruments, Inc.	10,000	571,850
Visa, Inc. - Class A	42,000	2,747,220
Western Digital Corporation	8,000	728,080
Yahoo!, Inc. (a)	6,000	266,610
		20,021,172
Materials — 2.1%
Dow Chemical Company (The)	11,000	527,780
Ecolab, Inc.	6,000	686,280
Freeport-McMoRan, Inc.	7,932	150,311
Praxair, Inc.	5,000	603,700
		1,968,071
Telecommunication Services — 1.5%
Level 3 Communications, Inc. (a)	5,000	269,200
Telstra Corporation Ltd. - ADR	30,000	715,500
Verizon Communications, Inc.	8,000	389,040
		1,373,740
Utilities — 2.3%
AGL Resources, Inc.	6,000	297,900
Duke Energy Corporation	8,250	633,435
Southern Company (The)	11,000	487,080
Wisconsin Energy Corporation	14,000	693,000
		2,111,415

Total Common Stocks (Cost $45,206,549)		$82,346,424

EXCHANGE-TRADED FUNDS — 8.5%	Shares	Value
iShares Nasdaq Biotechnology ETF	3,000	$1,030,290
ProShares Large Cap Core Plus	12,000	1,205,880
Schwab U.S. Mid-Cap ETF	50,000	2,159,000
Vanguard Mid-Cap ETF	26,900	3,569,630
Total Exchange-Traded Funds (Cost $5,242,642)		$7,964,800

16

THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED NOTES — 2.5%	Shares	Value
JPMorgan Alerian MLP Index ETN (Cost $1,956,980)	54,000	$2,311,200

WARRANTS — 0.0% (b)	Shares	Value
American International Group, Inc., 01/19/2021 at $45 (Cost $13,600)	800	$17,472

COMMERCIAL PAPER — 1.2%	Par Value	Value
U.S. Bank, N.A., discount, 0.02% (c), due 04/01/2015 (Cost $1,084,000)	$1,084,000	$1,084,000

MONEY MARKET FUNDS — 0.1%	Shares	Value
Invesco STIT - STIC Prime Portfolio (The) - Institutional Class, 0.04% (d) (Cost $134,961)	134,961	$134,961

Total Investments at Value — 100.1% (Cost $53,638,732)		$93,858,857

Liabilities in Excess of Other Assets — (0.1%)		(80,602)

Net Assets — 100.0%		$93,778,255

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Rate shown is the annualized yield at time of purchase, not a coupon rate.

(d)	The rate shown is the 7-day effective yield as of March 31, 2015.

See accompanying notes to financial statements.

17

THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS
 March 31, 2015

COMMON STOCKS — 82.8%	Shares	Value
Consumer Discretionary — 11.8%
Buffalo Wild Wings, Inc. (a)	2,235	$405,071
Chico's FAS, Inc.	7,100	125,599
Dollar Tree, Inc. (a)	5,300	430,068
Family Dollar Stores, Inc.	2,800	221,872
Gildan Activewear, Inc. - Class A	13,400	395,568
Hasbro, Inc.	3,525	222,921
Jarden Corporation (a)	12,137	642,047
Leggett & Platt, Inc.	5,000	230,450
Liberty Global plc - Series A (a)	5,475	281,798
Liberty Global plc - Series C (a)	4,475	222,900
Nordstrom, Inc.	3,900	313,248
O'Reilly Automotive, Inc. (a)	2,825	610,878
Panera Bread Company - Class A (a)	2,090	334,390
Ross Stores, Inc.	6,000	632,160
Service Corporation International	15,200	395,960
Tiffany & Company	3,475	305,835
VF Corporation	4,700	353,957
		6,124,722
Consumer Staples — 5.3%
Church & Dwight Company, Inc.	10,800	922,536
Energizer Holdings, Inc.	2,500	345,125
Hormel Foods Corporation	12,000	682,200
J.M. Smucker Company (The)	4,700	543,931
Tyson Foods, Inc. - Class A	7,000	268,100
		2,761,892
Energy — 3.0%
Cameron International Corporation (a)	4,010	180,931
Murphy Oil Corporation	3,740	174,284
ONEOK, Inc.	9,200	443,808
Range Resources Corporation	3,500	182,140
Schlumberger Ltd.	3,134	261,501
Valero Energy Corporation	4,950	314,919
		1,557,583
Financials — 16.9%
Alexander & Baldwin, Inc.	3,000	129,540
Alleghany Corporation (a)	765	372,555
American Financial Group, Inc.	6,600	423,390
Arthur J. Gallagher & Company	6,750	315,563
Axis Capital Holdings Ltd.	5,000	257,900
Bank of Hawaii Corporation	6,000	367,260
Berkley (W.R.) Corporation	6,450	325,789
Camden Property Trust	3,000	234,390

18

THE GOVERNMENT STREET MID-CAP FUND
 SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 82.8% (Continued)	Shares	Value
Financials — 16.9% (Continued)
CME Group, Inc.	4,735	$448,452
Eaton Vance Corporation	8,500	353,940
Everest Re Group Ltd.	2,050	356,700
HCC Insurance Holdings, Inc.	4,575	259,265
IntercontinentalExchange, Inc.	2,000	466,540
Jones Lang LaSalle, Inc.	2,800	477,120
Kemper Corporation	6,200	241,552
Mid-America Apartment Communities, Inc.	12,800	989,056
NASDAQ OMX Group, Inc. (The)	9,500	483,930
Old Republic International Corporation	21,400	319,716
PNC Financial Services Group, Inc.	2,745	255,944
Potlatch Corporation	6,941	277,918
Rayonier, Inc.	6,250	168,500
Realty Income Corporation	7,025	362,490
SEI Investments Company	10,000	440,900
Tanger Factory Outlet Centers, Inc.	6,000	211,020
Ventas, Inc.	3,000	219,060
		8,758,490
Health Care — 11.6%
Bio-Rad Laboratories, Inc. - Class A (a)	2,500	337,950
Bio-Techne Corporation	4,500	451,305
Charles River Laboratories International, Inc. (a)	4,500	356,805
Chemed Corporation	2,500	298,500
Computer Programs & Systems, Inc.	2,300	124,798
Endo International plc (a)	3,000	269,100
Ensign Group, Inc. (The)	6,000	281,160
Henry Schein, Inc. (a)	3,500	488,670
Illumina, Inc. (a)	2,500	464,100
Laboratory Corporation of America Holdings (a)	1,574	198,466
MEDNAX, Inc. (a)	4,000	290,040
Medtronic plc	3,346	260,955
ResMed, Inc.	6,500	466,570
Shire plc - ADR	1,500	358,935
Teleflex, Inc.	4,000	483,320
United Therapeutics Corporation (a)	2,300	396,600
Valeant Pharmaceuticals International, Inc. (a)	1,300	258,206
Waters Corporation (a)	2,000	248,640
		6,034,120
Industrials — 11.3%
AMETEK, Inc.	1,350	70,929
C.H. Robinson Worldwide, Inc.	6,000	439,320
Deluxe Corporation	5,000	346,400
Donaldson Company, Inc.	12,000	452,520
Engility Holdings, Inc.	500	15,020

19

THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 82.8% (Continued)	Shares	Value
Industrials — 11.3% (Continued)
Expeditors International of Washington, Inc.	8,000	$385,440
Fastenal Company	9,950	412,278
Graco, Inc.	6,000	432,960
Jacobs Engineering Group, Inc. (a)	4,475	202,091
L-3 Communications Holdings, Inc.	3,000	377,370
Matson, Inc.	3,000	126,480
MSC Industrial Direct Company, Inc. - Class A	5,000	361,000
Pentair plc	2,400	150,936
Snap-on, Inc.	4,275	628,681
SPX Corporation	5,000	424,500
Stericycle, Inc. (a)	2,900	407,247
Timken Company (The)	5,000	210,700
Waste Connections, Inc.	6,000	288,840
WESCO International, Inc. (a)	1,850	129,297
		5,862,009
Information Technology — 13.3%
ANSYS, Inc. (a)	3,000	264,570
Arrow Electronics, Inc. (a)	8,600	525,890
CDK Global, Inc.	7,500	350,700
Cree, Inc. (a)	5,820	206,552
DST Systems, Inc.	4,300	476,053
FARO Technologies, Inc. (a)	6,000	372,780
Harris Corporation	6,000	472,560
IAC/InterActiveCorp	4,000	269,880
Integrated Device Technology, Inc. (a)	22,000	440,440
Jack Henry & Associates, Inc.	9,000	629,010
Lam Research Corporation	8,500	596,997
Linear Technology Corporation	7,000	327,600
Microchip Technology, Inc.	6,000	293,400
National Instruments Corporation	12,000	384,480
NetApp, Inc.	5,000	177,300
Polycom, Inc. (a)	8,000	107,200
SanDisk Corporation	5,000	318,100
Xilinx, Inc.	7,000	296,100
Zebra Technologies Corporation - Class A (a)	4,000	362,860
		6,872,472
Materials — 6.2%
Airgas, Inc.	4,000	424,440
Albemarle Corporation	8,000	422,720
Ashland, Inc.	3,000	381,930
Martin Marietta Materials, Inc.	2,500	349,500
Packaging Corporation of America	5,000	390,950
Scotts Miracle-Gro Company (The) - Class A	4,000	268,680
Sonoco Products Company	5,000	227,300

20

THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 82.8% (Continued)	Shares	Value
Materials — 6.2% (Continued)
Steel Dynamics, Inc.	12,000	$241,200
Valspar Corporation (The)	6,000	504,180
		3,210,900
Utilities — 3.4%
AGL Resources, Inc.	8,400	417,060
Great Plains Energy, Inc.	9,050	241,454
One Gas, Inc.	3,000	129,690
SCANA Corporation	7,530	414,075
UGI Corporation	3,000	97,770
Vectren Corporation	10,600	467,884
		1,767,933

Total Common Stocks (Cost $21,732,562)		$42,950,121

EXCHANGE-TRADED FUNDS — 11.6%	Shares	Value
Guggenheim Mid-Cap Core ETF	26,000	$1,333,800
iShares Nasdaq Biotechnology ETF	3,025	1,038,876
Schwab U.S. Mid-Cap ETF	45,000	1,943,100
Vanguard Mid-Cap ETF	12,850	1,705,195
Total Exchange-Traded Funds (Cost $4,250,068)		$6,020,971

EXCHANGE-TRADED NOTES — 1.6%	Shares	Value
JPMorgan Alerian MLP Index ETN (Cost $698,490)	18,700	$800,360

COMMERCIAL PAPER — 3.9%	Par Value	Value
U.S. Bank, N.A., discount, 0.02% (b), due 04/01/2015 (Cost $2,044,000)	$2,044,000	$2,044,000

21

THE GOVERNMENT STREET MID-CAP FUND
 SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 0.2%	Shares	Value
Invesco STIT - STIC Prime Portfolio (The) - Institutional Class, 0.04% (c) (Cost $129,025)	129,025	$129,025

Total Investments at Value — 100.1% (Cost $28,854,145)		$51,944,477

Liabilities in Excess of Other Assets — (0.1%)		(46,030)

Net Assets — 100.0%		$51,898,447

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Rate shown is the annualized yield at time of purchase, not a coupon rate.

(c)	The rate shown is the 7-day effective yield as of March 31, 2015.

See accompanying notes to financial statements.

22

THE ALABAMA TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS
 March 31, 2015

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 94.6%	Par Value	Value
Alabama Drinking Water Financing Auth., Series A, Rev.,
5.00%, due 08/15/2018	$400,000	$407,116
3.00%, due 08/15/2019	530,000	569,411
Alabama State Public School & College Auth., Capital Improvements, Rev.,
5.00%, due 12/01/2017	470,000	522,189
Alabama State Public School & College Auth., Capital Improvements, Series A, Rev.,
4.00%, due 02/01/2017	250,000	265,590
3.75%, due 02/01/2018	200,000	216,032
Alabama State Public School & College Auth., Capital Improvements, Series D, Rev.,
2.00%, due 09/01/2018	565,000	583,594
Alabaster, AL, Water Rev.,
3.00%, due 09/01/2017	400,000	418,752
Anniston, AL, Waterworks & Sewer Board, Water & Sewer Rev.,
3.50%, due 06/01/2016	500,000	516,215
Athens, AL, Electric Rev., Warrants,
3.00%, due 06/01/2016	510,000	523,581
3.00%, due 06/01/2019	375,000	397,268
Athens, AL, GO, Warrants,
4.00%, due 09/01/2018	300,000	327,642
Auburn University, AL, General Fee Rev.,
5.00%, due 06/01/2018	315,000	354,470
5.00%, due 06/01/2020	350,000	410,994
5.00%, due 06/01/2021	200,000	238,860
Auburn, AL, Refunding & Capital Improvements, Series B, GO, Warrants,
4.00%, due 08/01/2018	200,000	218,904
Auburn, AL, School, Series A, GO, Warrants,
5.00%, due 08/01/2018	500,000	564,835
Baldwin Co., AL, Board of Education, Rev.,
5.00%, due 07/01/2018	590,000	646,669
Baldwin Co., AL, GO, Warrants,
4.00%, due 06/01/2019	200,000	222,174
Baldwin Co., AL, Series A, GO, Warrants,
5.00%, due 02/01/2017	320,000	345,782
Birmingham, AL, Waterworks Board, Water Rev.,
5.00%, due 01/01/2017	400,000	429,788
3.625%, due 07/01/2018	250,000	269,430

23

THE ALABAMA TAX FREE BOND FUND
 SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 94.6% (Continued)	Par Value	Value
Calera, AL, GO, Warrants,
3.00%, due 12/01/2016	$250,000	$259,465
3.00%, due 12/01/2017	410,000	430,520
Calhoun Co., AL, Gas Tax Anticipation, Series A, Rev., Warrants,
4.00%, due 03/01/2016	445,000	458,715
Chambers Co., AL, Gasoline Tax Anticipation, Rev., Warrants,
2.00%, due 11/01/2019	290,000	289,829
Chelsea, AL, GO,
4.00%, due 05/01/2015	260,000	260,783
Decatur, AL, Sewer Rev., Warrants,
3.00%, due 08/15/2019	500,000	533,435
Enterprise, AL, GO, School Warrants,
4.00%, due 02/01/2016	400,000	412,284
Florence, AL, Board of Education, Rev.,
3.00%, due 03/01/2016	500,000	511,230
Florence, AL, Electric Rev., Warrants,
3.10%, due 06/01/2015	300,000	301,227
3.50%, due 06/01/2017	515,000	539,591
Florence, AL, GO, Warrants,
4.00%, due 08/01/2018	575,000	625,238
Foley, AL, Utilities Board, Utilities Rev.,
4.00%, due 11/01/2018	710,000	777,578
4.00%, due 11/01/2019	225,000	251,228
4.50%, due 11/01/2019	250,000	256,257
Gadsden, AL, GO, School Warrants,
3.00%, due 08/01/2015	250,000	252,117
Homewood, AL, Board of Education, Special Tax School Warrants,
4.00%, due 04/01/2017	500,000	530,810
Homewood, AL, GO, Warrants,
5.00%, due 09/01/2015	250,000	255,052
Hoover City, AL, Board of Education, Special Tax School Warrants,
4.00%, due 02/15/2020	470,000	526,419
Huntsville, AL, Electric Systems, Rev.,
3.00%, due 12/01/2016	375,000	390,281
Huntsville, AL, GO, Refunding and Capital Improvement Warrants,
4.00%, due 09/01/2016	500,000	525,640
4.00%, due 09/01/2018	500,000	550,540

24

THE ALABAMA TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 94.6% (Continued)	Par Value	Value
Jacksonville, AL, GO, Warrants,
2.00%, due 09/01/2016	$200,000	$203,522
Limestone Co., AL, Board of Education, Special Tax Warrants,
3.00%, due 11/01/2019	560,000	584,069
Macon Co., AL, GO, Warrants,
4.25%, due 10/01/2027,
Prerefunded 10/01/2017 @ 100	200,000	217,746
Madison Co., AL, Board of Education, Rev., Tax Anticipation Warrants,
2.00%, due 09/01/2019	220,000	224,774
Madison Co., AL, GO, Warrants,
4.00%, due 09/01/2021	465,000	526,017
Madison Co., AL, Series A, Water Rev., Warrants,
2.00%, due 07/01/2017	250,000	256,280
Madison Co., AL, Water & Wastewater Board, Rev.,
3.00%, due 12/01/2019	430,000	459,627
Mobile Co., AL, GO, Refunding,
5.00%, due 06/01/2023	520,000	630,781
Montgomery, AL, GO, Warrants,
2.50%, due 04/01/2021	500,000	506,850
Montgomery, AL, Waterworks & Sanitation, Rev.,
5.00%, due 09/01/2017	250,000	275,435
Morgan Co., AL, Board of Education, Rev., Capital Outlay Warrants,
4.00%, due 03/01/2019	250,000	273,760
Mountain Brook, AL, City Board of Education, GO, Warrants,
3.00%, due 03/01/2020	300,000	322,041
North Alabama Gas District, Rev.,
3.00%, due 06/01/2020	420,000	431,886
Opelika, AL, GO, Warrants,
2.00%, due 11/01/2017	275,000	282,296
Opelika, AL, Utilities Board, Series B, Rev.,
3.00%, due 06/01/2016	475,000	488,210
Series B, 3.00%, due 06/01/2018	215,000	226,610
Orange Beach, AL, GO, Warrants,
4.00%, due 02/01/2018	200,000	216,784
5.00%, due 02/01/2019	240,000	273,288
Prattville, AL, Waterworks Board, Rev.,
3.00%, due 08/01/2017	290,000	302,859
Sheffield, AL, Electric Rev.,
4.00%, due 07/01/2017	600,000	643,002

25

THE ALABAMA TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 94.6% (Continued)	Par Value	Value
Sumter Co., AL, School Rev., Warrants,
4.50%, due 02/01/2031,
Prerefunded 02/01/2016 @ 100	$500,000	$517,740
Sylacauga, AL, Utilities Board, Rev.,
3.00%, due 05/01/2021	310,000	329,325
Trussville, AL, GO,
5.00%, due 10/01/2019	400,000	466,004
Tuscaloosa, AL, Series B, GO, Warrants,
4.00%, due 01/01/2020	500,000	559,045
University of Alabama, AL, Series A, Rev.,
Series A, 3.00%, due 07/01/2016	340,000	351,574
Series A, 5.00%, due 07/01/2017	245,000	268,765
Vestavia Hills, AL, GO, Warrants,
4.00%, due 02/01/2018	515,000	556,262
Vestavia Hills, AL, Series A, GO, Warrants,
3.00%, due 02/01/2018	240,000	252,682
Wetumpka, AL, Waterworks & Sewer, Rev.,
4.00%, due 03/01/2018	320,000	337,242

Total Alabama Fixed Rate Revenue and General Obligation (GO) Bonds (Cost $27,878,711)		$28,372,011

MONEY MARKET FUNDS — 4.7%	Shares	Value
Alpine Municipal Money Market Fund - Class I, 0.01% (a) (Cost $1,400,693)	1,400,693	$1,400,693

Total Investments at Value — 99.3% (Cost $29,279,404)		$29,772,704

Other Assets in Excess of Liabilities — 0.7%		196,711

Net Assets — 100.0%		$29,969,415

(a)	The rate shown is the 7-day effective yield as of March 31, 2015.

See accompanying notes to financial statements.

26

THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2015

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
ASSETS
Investments in securities:
At acquisition cost	$53,638,732	$28,854,145	$29,279,404
At value (Note 2)	$93,858,857	$51,944,477	$29,772,704
Cash	6,268	51	—
Dividends and interest receivable	112,773	28,389	235,353
Receivable for capital shares sold	4,510	1,422	—
Other assets	3,573	2,607	2,379
TOTAL ASSETS	93,985,981	51,976,946	30,010,436

LIABILITIES
Distributions payable	3,781	—	2,654
Payable for capital shares redeemed	108,291	—	22,081
Accrued investment advisory fees (Note 4)	81,489	68,825	6,476
Payable to administrator (Note 4)	10,550	6,800	5,625
Other accrued expenses	3,615	2,874	4,185
TOTAL LIABILITIES	207,726	78,499	41,021

NET ASSETS	$93,778,255	$51,898,447	$29,969,415

Net assets consist of:
Paid-in capital	$51,855,782	$27,161,348	$29,539,476
Undistributed net investment income	54,060	43,687	—
Accumulated net realized gains (losses) from security transactions	1,648,288	1,603,080	(63,361)
Net unrealized appreciation on investments	40,220,125	23,090,332	493,300

Net assets	$93,778,255	$51,898,447	$29,969,415

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,422,022	2,260,575	2,857,641

Net asset value, offering price and redemption price per share (Note 2)	$65.95	$22.96	$10.49

See accompanying notes to financial statements.

27

THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
 Year Ended March 31, 2015

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
INVESTMENT INCOME
Dividends	$1,758,715	$784,044	$119
Foreign withholding taxes on dividends	(7,829)	(747)	—
Interest	486	420	609,586
TOTAL INVESTMENT INCOME	1,751,372	783,717	609,705

EXPENSES
Investment advisory fees (Note 4)	565,636	384,824	108,141
Administration fees (Note 4)	113,079	70,083	56,000
Professional fees	19,913	17,413	16,113
Account maintenance fees	28,079	14,695	7,634
Trustees’ fees and expenses (Note 4)	11,804	11,804	11,804
Compliance fees and expenses (Note 4)	10,401	8,549	7,684
Registration and filing fees	9,910	8,733	7,229
Custodian and bank service fees	11,834	6,718	4,733
Pricing costs	2,010	2,995	11,809
Postage and supplies	6,325	5,323	4,713
Printing of shareholder reports	6,306	3,858	3,048
Insurance expense	4,196	2,701	1,723
Other expenses	4,163	2,546	3,694
TOTAL EXPENSES	793,656	540,242	244,325
Fees voluntarily waived by the Adviser (Note 4)	—	—	(43,491)
NET EXPENSES	793,656	540,242	200,834

NET INVESTMENT INCOME	957,716	243,475	408,871

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions	2,980,788	1,879,231	(10,382)
Net realized gains from in-kind redemptions (Note 2)	3,609,846	3,329,346	—
Net change in unrealized appreciation (depreciation) on investments	3,040,301	(461,181)	(43,213)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	9,630,935	4,747,396	(53,595)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$10,588,651	$4,990,871	$355,276

See accompanying notes to financial statements.

28

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Government Street Equity Fund		Government Street Mid-Cap Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014
FROM OPERATIONS
Net investment income	$957,716	$936,908	$243,475	$215,501
Net realized gains from security transactions	2,980,788	422,386	1,879,231	198,853
Net realized gains from in-kind redemptions (Note 2)	3,609,846	5,368,195	3,329,346	1,694,001
Net change in unrealized appreciation (depreciation) on investments	3,040,301	8,023,767	(461,181)	6,861,214
Net increase in net assets from operations	10,588,651	14,751,256	4,990,871	8,969,569

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(919,996)	(917,652)	(164,104)	(270,068)
From net realized capital gains on security transactions	(4,883,611)	(14,611)	(1,759,524)	(44,110)
Decrease in net assets from distributions to shareholders	(5,803,607)	(932,263)	(1,923,628)	(314,178)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,442,263	8,616,023	909,807	3,573,791
Net asset value of shares issued in reinvestment of distributions to shareholders	5,687,312	893,022	1,779,485	279,774
Payments for shares redeemed	(15,423,430)	(10,729,648)	(8,733,265)	(3,551,749)
Net increase (decrease) in net assets from capital share transactions	(5,293,855)	(1,220,603)	(6,043,973)	301,816

TOTAL INCREASE (DECREASE) IN NET ASSETS	(508,811)	12,598,390	(2,976,730)	8,957,207

NET ASSETS
Beginning of year	94,287,066	81,688,676	54,875,177	45,917,970
End of year	$93,778,255	$94,287,066	$51,898,447	$54,875,177

ACCUMULATED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$54,060	$435	$43,687	$(54,482)

CAPITAL SHARE ACTIVITY
Shares sold	68,466	147,014	40,835	183,688
Shares reinvested	89,486	15,199	83,509	13,169
Shares redeemed	(237,871)	(183,959)	(395,465)	(179,903)
Net increase (decrease) in shares outstanding	(79,919)	(21,746)	(271,121)	16,954
Shares outstanding, beginning of year	1,501,941	1,523,687	2,531,696	2,514,742
Shares outstanding, end of year	1,422,022	1,501,941	2,260,575	2,531,696

See accompanying notes to financial statements.

29

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Alabama Tax Free Bond Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014
FROM OPERATIONS
Net investment income	$408,871	$465,168
Net realized losses from security transactions	(10,382)	(3,126)
Net change in unrealized appreciation (depreciation) on investments	(43,213)	(352,648)
Net increase in net assets from operations	355,276	109,394

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(408,862)	(466,887)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,505,115	2,039,630
Net asset value of shares issued in reinvestment of distributions to shareholders	369,143	412,246
Payments for shares redeemed	(4,481,199)	(2,729,087)
Net decrease in net assets from capital share transactions	(2,606,941)	(277,211)

TOTAL DECREASE IN NET ASSETS	(2,660,527)	(634,704)

NET ASSETS
Beginning of year	32,629,942	33,264,646
End of year	$29,969,415	$32,629,942

ACCUMULATED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME	$—	$(9)

CAPITAL SHARE ACTIVITY
Shares sold	142,760	194,253
Shares reinvested	35,041	39,198
Shares redeemed	(424,837)	(259,072)
Net decrease in shares outstanding	(247,036)	(25,621)
Shares outstanding, beginning of year	3,104,677	3,130,298
Shares outstanding, end of year	2,857,641	3,104,677

See accompanying notes to financial statements.

30

THE GOVERNMENT STREET EQUITY FUND
 FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$62.78	$53.61	$50.42	$48.00	$40.89

Income from investment operations:
Net investment income	0.67	0.62	0.64	0.47	0.39
Net realized and unrealized gains on investments	6.55	9.17	4.21	2.66	7.19
Total from investment operations	7.22	9.79	4.85	3.13	7.58

Less distributions:
Dividends from net investment income	(0.64)	(0.61)	(0.64)	(0.48)	(0.39)
Distributions from net realized gains	(3.41)	(0.01)	(1.02)	(0.23)	(0.08)
Total distributions	(4.05)	(0.62)	(1.66)	(0.71)	(0.47)

Net asset value at end of year	$65.95	$62.78	$53.61	$50.42	$48.00

Total return (a)	11.87%	18.34%	9.93%	6.67%	18.69%

Net assets at end of year (000’s)	$93,778	$94,287	$81,689	$72,268	$66,373

Ratio of total expenses to average net assets	0.84%	0.84%	0.85%	0.87%	0.88%

Ratio of net investment income to average net assets	1.02%	1.06%	1.29%	1.01%	0.92%

Portfolio turnover rate	26%	36%	38%	36%	26%

(a)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

31

THE GOVERNMENT STREET MID-CAP FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2015	2014	2013	2012		2011
Net asset value at beginning of year	$21.68	$18.26	$16.26	$15.89		$12.87

Income from investment operations:
Net investment income	0.10	0.09	0.10	0.04		0.03
Net realized and unrealized gains on investments	2.02	3.46	2.05	0.37		3.03
Total from investment operations	2.12	3.55	2.15	0.41		3.06

Less distributions:
Dividends from net investment income	(0.07)	(0.11)	(0.11)	(0.04)		(0.03)
Distributions in excess of net investment income	—	—	—	—		(0.01)
Distributions from net realized gains	(0.77)	(0.02)	(0.04)	(0.00	)(a)	—
Total distributions	(0.84)	(0.13)	(0.15)	(0.04)		(0.04)

Net asset value at end of year	$22.96	$21.68	$18.26	$16.26		$15.89

Total return (b)	10.14%	19.43%	13.35%	2.59%		23.80%

Net assets at end of year (000’s)	$51,898	$54,875	$45,918	$39,843		$39,983

Ratio of total expenses to average net assets	1.05%	1.06%	1.08%	1.09%		1.13%

Ratio of net investment income to average net assets	0.47%	0.43%	0.63%	0.29%		0.21%

Portfolio turnover rate	16%	10%	12%	18%		20%
(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

32

THE ALABAMA TAX FREE BOND FUND
 FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$10.51	$10.63	$10.64	$10.45	$10.53

Income (loss) from investment operations:
Net investment income	0.14	0.15	0.18	0.23	0.26
Net realized and unrealized gains (losses) on investments	(0.02)	(0.12)	(0.01)	0.19	(0.07)
Total from investment operations	0.12	0.03	0.17	0.42	0.19

Less distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.18)	(0.23)	(0.27)
Distributions from net realized gains	—	—	—	—	(0.00	)(a)
Total distributions	(0.14)	(0.15)	(0.18)	(0.23)	(0.27)

Net asset value at end of year	$10.49	$10.51	$10.63	$10.64	$10.45

Total return (b)	1.14%	0.28%	1.64%	4.04%	1.78%

Net assets at end of year (000’s)	$29,969	$32,630	$33,265	$24,719	$27,026

Ratio of total expenses to average net assets	0.79%	0.76%	0.76%	0.80%	0.77%

Ratio of net expenses to average net assets (c)	0.65%	0.65%	0.65%	0.65%	0.65%

Ratio of net investment income to average net assets (c)	1.32%	1.41%	1.70%	2.17%	2.51%

Portfolio turnover rate	6%	10%	7%	18%	21%

(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

33

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
 March 31, 2015

1. Organization

The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Government Street Equity Fund and The Government Street Mid-Cap Fund are each a diversified fund and The Alabama Tax Free Bond Fund is a non-diversified fund. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Government Street Equity Fund’s investment objective is to seek capital appreciation.

The Government Street Mid-Cap Fund’s investment objective is to seek capital appreciation.

The Alabama Tax Free Bond Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

2. Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Funds follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other investment companies are valued at their net asset value as reported by such companies.

Fixed income securities are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. Commercial paper may be valued at amortized cost, which under normal circumstances approximates market value.

When market quotations are not readily available, if a pricing service cannot provide a price or the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value

34

THE GOVERNMENT STREET FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

Fixed income securities, including municipal bonds, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Commercial paper held by the Funds is classified as Level 2 since it is valued at amortized cost, which approximates the current market value of the security and is not obtained from a quoted price in an active market.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2015 by security type:

The Government Street Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$82,346,424	$—	$—	$82,346,424
Exchange-Traded Funds	7,964,800	—	—	7,964,800
Exchange-Traded Notes	2,311,200	—	—	2,311,200
Warrants	17,472	—	—	17,472
Commercial Paper	—	1,084,000	—	1,084,000
Money Market Funds	134,961	—	—	134,961
Total	$92,774,857	$1,084,000	$—	$93,858,857

35

THE GOVERNMENT STREET FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

The Government Street Mid-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$42,950,121	$—	$—	$42,950,121
Exchange-Traded Funds	6,020,971	—	—	6,020,971
Exchange-Traded Notes	800,360	—	—	800,360
Commercial Paper	—	2,044,000	—	2,044,000
Money Market Funds	129,025	—	—	129,025
Total	$49,900,477	$2,044,000	$—	$51,944,477

The Alabama Tax Free Bond Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$28,372,011	$—	$28,372,011
Money Market Funds	1,400,693	—	—	1,400,693
Total	$1,400,693	$28,372,011	$—	$29,772,704

Refer to The Government Street Equity Fund’s and The Government Street Mid-Cap Fund’s Schedules of Investments for a listing of the common stocks by sector type. As of March 31, 2015, the Funds did not have any transfers into and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of March 31, 2015. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

36

THE GOVERNMENT STREET FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 is as follows:

	Year Ended	Ordinary Income	Exempt- Interest Dividends	Long-Term Gains	Total Distributions
The Government Street Equity Fund	3/31/15	$919,996	$—	$4,883,611	$5,803,607
	3/31/14	$917,652	$—	$14,611	$932,263
The Government Street Mid-Cap Fund	3/31/15	$164,104	$—	$1,759,524	$1,923,628
	3/31/14	$270,068	$—	$44,110	$314,178
The Alabama Tax Free Bond Fund	3/31/15	$—	$408,862	$—	$408,862
	3/31/14	$1,238	$465,649	$—	$466,887

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any realized capital gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

37

THE GOVERNMENT STREET FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of March 31, 2015:

	The Government Street Equity Fund	The Government Street Mid-Cap Fund	The Alabama Tax Free Bond Fund
Cost of portfolio investments	$53,659,300	$28,854,145	$29,279,404
Gross unrealized appreciation	$40,405,931	$23,204,926	$528,304
Gross unrealized depreciation	(206,374)	(114,594)	(35,004)
Net unrealized appreciation	40,199,557	23,090,332	493,300
Undistributed ordinary income	57,841	82,068	—
Undistributed tax exempt income	—	—	2,654
Undistributed long-term gains	1,668,856	1,564,699	—
Capital loss carryforwards	—	—	(63,361)
Other temporary differences	(3,781)	—	(2,654)
Total distributable earnings	$41,922,473	$24,737,099	$429,939

The difference between the federal income tax cost and the financial statement cost of portfolio investments for The Government Street Equity Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to adjustments to basis on publicly traded partnerships.

As of March 31, 2015, The Alabama Tax Free Bond Fund had a short-term capital loss carryforward for federal income tax purposes of $24,704 and a long-term capital loss carryforward for federal income tax purposes of $38,657, both of which may be carried forward indefinitely. These capital loss carryforwards are available to offset realized capital gains in future years, thereby reducing future taxable gains distributions.

For the year ended March 31, 2015, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements:

	The Government Street Equity Fund	The Government Street Mid-Cap Fund	The Alabama Tax Free Bond Fund
Paid-in capital	$473,394	$2,037,036	$—
Undistributed net investment income	$15,905	$18,798	$—
Undistributed net realized gains from security transactions	$(489,299)	$(2,055,834)	$—

Such reclassifications have no effect on each Fund’s total net assets or its net asset value per share.

38

THE GOVERNMENT STREET FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2012 through March 31, 2015) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2015:

	The Government Street Equity Fund	The Government Street Mid-Cap Fund	The Alabama Tax Free Bond Fund
Purchases of investment securities	$23,482,188	$7,743,096	$1,729,947
Proceeds from sales and maturities of investment securities	$31,948,854	$15,821,639	$4,884,413

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT
The Funds’ investments are managed by Leavell Investment Management, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. The Alabama Tax Free Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such assets in excess of $100 million.

During the year ended March 31, 2015, the Adviser voluntarily limited the total operating expenses of The Alabama Tax Free Bond Fund to .65% of the Fund’s average daily net assets. Accordingly, the Adviser waived $43,491 of its investment advisory fees from The Alabama Tax Free Bond Fund during the year ended March 31, 2015.

Certain officers of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the

39

THE GOVERNMENT STREET FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $12,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chairman); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Prior to July 1, 2014, the annual retainer was $10,000.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Concentration of Credit Risk

The Alabama Tax Free Bond Fund invests primarily in debt instruments of municipal issuers in the state of Alabama. The issuers’ abilities to meet their obligations may be affected by economic developments in the state or its region, as well as disruptions in the credit markets and the economy, generally.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

40

THE GOVERNMENT STREET FUNDS
REPORT OF INDEPENDENT REGISTERED
 PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Government Street Equity Fund,
The Government Street Mid-Cap Fund, and
 The Alabama Tax-Free Bond Fund, each a series of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities of The Government Street Equity Fund, The Government Street Mid-Cap Fund, and The Alabama Tax-Free Bond Fund (collectively referred to as the “Funds”) (each a series of the Williamsburg Investment Trust), including the schedules of investments, as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising the Williamsburg Investment Trust at March 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
 May 22, 2015

41

THE GOVERNMENT STREET FUNDS
 ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment returns of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2014 through March 31, 2015).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

42

THE GOVERNMENT STREET FUNDS
 ABOUT YOUR FUNDS’ EXPENSES (Unaudited)
(Continued)

	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Net Expense Ratio(a)	Expenses Paid During Period(b)
The Government Street Equity Fund
Based on Actual Fund Return	$1,000.00	$1,057.40	0.84%	$4.31
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.74	0.84%	$4.23
The Government Street Mid-Cap Fund
Based on Actual Fund Return	$1,000.00	$1,095.60	1.06%	$5.54
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.65	1.06%	$5.34
The Alabama Tax Free Bond Fund
Based on Actual Fund Return	$1,000.00	$1,001.70	0.65%	$3.24
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.69	0.65%	$3.28

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

43

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
 (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

Trustee		Address	Year of Birth	Position Held with the Trust	Length of Time Served
	Robert S. Harris, Ph.D.	100 Darden Boulevard Charlottesville, VA	1949	Chairman and Trustee	Since January 2007
*	John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee and President of Davenport Funds	Since July 2012
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee and President of FBP Funds	Since September 1988
	George K. Jennison	5101 Stratford Crescent Richmond, VA 23226	1957	Trustee	Since January 2015
	J. Finley Lee, Jr., Ph.D.	448 Pond Apple Drive North Naples, FL	1939	Trustee	Since September 1988
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	1959	Trustee	Since March 1993
	Elizabeth W. Robertson	8908 Norwick Road Richmond, VA	1953	Trustee	Since February 2014
	Thomas W. Leavell	P.O. Box 1307 Mobile, AL	1943	President	Since February 2004
	Mary Shannon Hope	P.O. Box 1307 Mobile, AL	1963	Vice President	Since August 2008
	Timothy S. Healey	2712 18th Place South Birmingham, AL	1953	Vice President of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund	Since January 1995
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	1968	Secretary and Chief Compliance Officer	Since August 2006

*	Messrs. Ackerly and Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

44

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
 (Unaudited) (Continued)

Each Trustee oversees twelve portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV, is Senior Vice President and Portfolio Manager of Davenport & Company, LLC (an investment advisory firm).

John T. Bruce is a President, Director and member of the Executive Committee of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

George K. Jennison is President of Oyster Consulting, LLC (a financial consulting firm). He previously was a financial adviser with Wells Fargo Advisors, LLC.

J. Finley Lee, Jr., Ph.D. is the retired Julian Price Professor Emeritus at the University of North Carolina.

Harris V. Morrissette is President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. He is also a Director of International Shipholding Corporation (cargo transportation); and a Director of Trustmark National Bank (bank holding company). Previously, he was Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012.

Elizabeth W. Robertson has been Chief Financial Officer for Monument Restaurants LLC (restaurant franchises) since 2011 and a Director of Franklin Financial Corporation and Franklin Federal Savings Bank since 1996.

Thomas W. Leavell is President and Chief Executive Officer of the Adviser.

Mary Shannon Hope is a Vice President and Portfolio Manager of the Adviser.

Timothy S. Healey is an Executive Vice President and Chief Investment Officer of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Director of Fund Administration of Ultimus Fund Solutions, LLC.

45

THE GOVERNMENT STREET FUNDS
 OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized capital gains made by the Funds during the fiscal year ended March 31, 2015. Certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%. The Government Street Equity Fund and The Government Street Mid-Cap Fund intend to designate up to a maximum amount of $919,996 and $164,104, respectively, as taxed at a maximum rate of 23.8%. Additionally, The Government Street Equity Fund and The Government Street Mid-Cap Fund intend to designate up to a maximum amount of $4,883,611 and $1,759,524, respectively, as a long-term capital gain distribution. For the fiscal year ended March 31, 2015, 100% of the dividends paid from ordinary income by The Government Street Equity Fund and The Government Street Mid-Cap Fund qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

46

THE GOVERNMENT STREET FUNDS
 DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on February 24, 2015, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund. Below is a discussion of the factors considered by the Board of Trustees along with its conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser. The Trustees also considered the Adviser’s representations that all of the Funds’ portfolio trades were executed based on the best price and execution available, and that the Adviser does not participate in any soft dollar or directed brokerage arrangements. The Trustees further considered

47

THE GOVERNMENT STREET FUNDS
 DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (Unaudited)
(Continued)

that the Adviser does not participate in any revenue sharing arrangements relating to the Funds. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based upon the portfolio composition and performance of The Government Street Equity Fund and The Government Street Mid-Cap Fund during 2014, as well as the Funds’ longer term performance, the Adviser has been effective in adhering to its investment philosophy of seeking to reduce the variability of returns through diversification and has provided quality services to those Funds; (ii) although the short-term and long-term performance of The Alabama Tax Free Bond Fund has lagged its benchmark index and the average returns for comparably managed funds, such Fund is managed in a conservative investment style and has satisfactorily met the goal of providing tax-exempt income with limited exposure to credit and maturity risks; (iii) the investment advisory fees payable to the Adviser by each Fund are competitive with similarly managed funds, and the Independent Trustees believe the fees to be reasonable given the scope and quality of investment advisory services provided by the Adviser and other services provided to shareholders; (iv) the total operating expense ratio of each Fund is less than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (v) the Adviser’s voluntary commitment to cap overall operating expenses of The Alabama Tax Free Bond Fund through advisory fee waivers has enabled that Fund to further increase returns for shareholders; and (vi) the level of the Adviser’s profitability with respect to its management of the Funds is reasonable. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.
48

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The Government Street Funds
No Load Mutual Funds

Investment Adviser
Leavell Investment Management, Inc.
210 St. Joseph Street
Mobile, AL 36602

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707
1-866-738-1125

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109

Independent Registered Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, OH 45202

Board of Trustees
Robert S. Harris, Ph.D., Chairman
John P. Ackerly, IV
John T. Bruce
George K. Jennison
J. Finley Lee, Jr., Ph.D.
Harris V. Morrissette
Elizabeth W. Robertson

Portfolio Managers
Thomas W. Leavell,
The Government Street Equity Fund
The Government Street Mid-Cap Fund
Timothy S. Healey,
The Government Street Mid-Cap Fund
The Alabama Tax Free Bond Fund
Richard E. Anthony, Jr., CFA,
The Government Street Mid-Cap Fund
Michael J. Hofto, CFA,
The Government Street Mid-Cap Fund

THE
JAMESTOWN
FUNDS

No-Load Funds

The Jamestown Balanced Fund
The Jamestown Equity Fund
 The Jamestown Tax Exempt Virginia Fund

ANNUAL REPORT

March 31, 2015

Investment Advisor
Lowe, Brockenbrough & Company, Inc.
Richmond, Virginia

LETTER TO SHAREHOLDERS	May 12, 2015

The Jamestown Balanced Fund

For the fiscal year ended March 31, 2015, The Jamestown Balanced Fund (the “Fund”) returned 7.31% compared to 9.10% for a blend of 60% S&P 500 Index /40% Barclays Intermediate U.S. Government/Credit Index. Equity markets enjoyed strong performance during the past twelve months with the S&P 500 Index rising 12.73% during the fiscal year. Interest rates fell modestly during the period and the Barclays Intermediate U.S. Government/Credit Index ended the fiscal year up 3.58%.

The underperformance of the Fund was primarily driven by stock selection in the equity portion of the Fund. Sector selection was essentially neutral as the overweight to equities relative to the blend of 60% S&P 500 Index /40% Barclays Intermediate U.S. Government/Credit Index was offset by the impact of holding some cash reserves in the portfolio during the past twelve months while equity and fixed income markets rallied. The Fund was helped by the overweight in Health Care and underweights in the Energy, Materials, Utilities and Telecommunication Services sectors, all of which were still in place at the end of the fiscal year.

Stock selection in the equity portion of the Fund was the largest drag on relative performance during the fiscal year. The negatives of poor stock selection in the Energy and Financials sectors more than offset strong stock selection in the Health Care and Consumer Staples sectors. The best performing stocks in the Fund for the year were Apple, AmerisourceBergen, Actavis, CVS Healthcare and Dollar Tree, all of which were still in the portfolio at the end of the fiscal year. The worst performing stocks were Noble, Marathon Oil, Apache, Hess and Viacom. Apache and Viacom were sold out of the portfolio during the fiscal year.

We currently expect global economic growth to remain positive, but modest, as growth in the U.S. is joined by modest growth in Europe and slower growth in China. Economic growth in China has slowed as leaders there try to achieve a better balance between domestic consumption and infrastructure spending that has led the way over the past two decades. Inflation has been running below expectations across the globe, leaving plenty of room for global Central Banks to maintain very accommodative monetary policies. While the Federal Reserve ended their open market purchases of bonds, most central banks in developed economies continue to be very accommodative. These policies are likely to cause interest rates to stay below fair value until economic growth accelerates or some of the more accommodative policies are scaled back.

Despite what we believe will be a gradual increase in interest rates, we do not feel that investors are being compensated for taking on significant interest rate exposure by owning longer dated fixed income securities. As a result, the bond portion of the Fund continues to have lower duration than the Barclays Intermediate U.S. Government/Credit Index. Given the extra yield and strong corporate balance sheets, we continue to maintain an overweight in corporate bonds funded by our underweight in Treasury securities.

As of March 31, 2015, the Fund had 4.2% of its portfolio in cash equivalents, 29.3% in fixed income, and 66.5% in equities and exchange traded funds.

1

The Jamestown Equity Fund

For the fiscal year ended March 31, 2015, The Jamestown Equity Fund (the “Fund”) returned 10.14% compared to 12.73% for the S&P 500 Index. Modest earnings growth contributed to the rise in the equity markets during the past twelve months, but most of the increase came from an expansion in price-to-earnings multiples.

The underperformance of the Fund was driven by stock selection and a modest negative contribution from sector selection. Sector selection was hurt by the impact of holding some cash reserves in the portfolio during the past twelve months while equity markets rallied. The Fund was helped by the overweight in Health Care and underweights in the Energy, Materials, Utilities and Telecommunication Services sectors, all of which were still in place at the end of the fiscal year.

Stock selection was the largest drag on relative performance during the fiscal year. The negatives of poor stock selection in the Energy and Financials sectors more than offset strong stock selection in the Health Care and Consumer Staples sectors. The best performing stocks in the Fund for the year were Apple, AmerisourceBergen, Actavis, CVS Healthcare and Dollar Tree, all of which were still in the portfolio at the end of the fiscal year. The worst performing stocks were Noble, Marathon Oil, Apache, Hess and Viacom. Apache and Viacom were sold out of the portfolio during the fiscal year.

We currently expect global economic growth to remain positive, but modest, as growth in the U.S. is joined by modest growth in Europe and slower growth in China. Economic growth in China has slowed as leaders there try to achieve a better balance between domestic consumption and infrastructure spending that has led the way over the past two decades. Inflation has been running below expectations across the globe, leaving plenty of room for global Central Banks to maintain very accommodative monetary policies. While the Federal Reserve ended their open market purchases of bonds, most central banks in developed economies continue to be very accommodative. These policies are likely to cause interest rates to stay below fair value until economic growth accelerates or some of the more accommodative policies are scaled back.

As of March 31, 2015, the Fund had 4.5% of its portfolio in cash equivalents and 95.5% in equities and exchange traded funds.

The Jamestown Tax Exempt Virginia Fund

For the fiscal year ended March 31, 2015, The Jamestown Tax Exempt Virginia Fund (the “Fund”) returned 2.61%. By comparison, the Barclays 1-10 Year Municipal Blend Index returned 3.87%, while the Barclays 5-Year Municipal Bond Index returned 2.95%. The Fund was conservatively positioned with regard to interest rate risk and credit quality. As of March 31, 2015, the Fund’s 30-day SEC yield was 1.64%, which is a taxable equivalent yield of 2.90% for investors subject to the maximum 43.4% federal income tax bracket.

2

The U.S. economy experienced moderate growth with real GDP expanding by 3.0% year-over-year as of March 31, 2015. With the plunge in oil prices, inflation remained subdued with the GDP deflator edging up 0.9% over the same time period. Monetary policy was extraordinarily accommodative throughout the fiscal year. The Federal Reserve concluded its third quantitative easing program in October 2014, yet the central bank kept short-term interest rates near zero, where they have been since late 2008. Fed officials have signaled their intention to begin normalizing interest rates, but they have not yet decided when to do so. Markets are anticipating that the first such rate increase in short-term rates will happen later in 2015.

Bond prices generally gained during much of the fiscal year, as interest rates moved lower in all sectors of the fixed income market. The yield on the 10-year Treasury note declined from 2.72% as of March 31, 2014, to 1.92% as of March 31, 2015, with the yield falling in each calendar quarter. During the same period, the tax-exempt yield of AAA-rated general obligations with a 5-year maturity fell 7 basis points to 1.24%, while the 10-year maturity declined 54 basis points to 1.96%, according to Municipal Market Data. Tax exempt yields moved steadily lower for the first half of the reporting period. After yields bottomed in mid-October, the Fund’s net asset value fluctuated in a narrow range as bond prices retraced some of their gains into year-end. The final three months of the fiscal year saw another rally in municipal bond prices in January, followed by a selloff in February and early March.

The Fund’s relative performance can be attributed to its duration, its yield curve positioning, and its emphasis on high credit quality. The portfolio’s average maturity and duration lengthened moderately during the course of the twelve-month period. At March 31, 2015, the Fund’s average stated maturity was 5.9 years, compared to 5.2 years at the beginning of the period, and the effective duration increased to 3.9 years from 3.5 years. For much of the fiscal year, the Fund’s duration was shorter than that of its primary benchmark, which hurt relative performance when bond prices were rising. Long maturity bonds generally outperformed shorter maturity bonds as the difference between short-term yields and long-term yields narrowed, resulting in a flatter yield curve. The Fund’s overweight in short duration bonds was detrimental to relative performance.

Quality spreads narrowed during the last year. Lower quality bonds outperformed higher quality debt during the fiscal year as yield-starved investors reverted to reaching for extra income in lower quality credits. The Fund remains positioned in predominantly AAA and AA-rated credits from Virginia municipal issuers, and it did not have as much exposure to lower quality bonds as its benchmark.

The state of Virginia completed its fiscal year ended June 30, 2014 with $439 million less revenue than expected. State officials subsequently projected a $1.5 billion revenue shortfall for the next two years and took steps to slash spending in order to balance the budget. General obligation bonds issued by the state continue to carry the top credit rating by all three major rating firms, with a stable outlook, despite some concern over the state’s unfunded pension liability.

3

Notably, the Fund has no exposure to Puerto Rico bonds, which continued to decline in price during the past year due to deteriorating credit fundamentals. Many state-specific municipal funds have owned Puerto Rico debt because the interest is exempt from federal, state and local income taxes in all U.S. states, and the Island’s debt typically offers greater yield than most U.S. issuers. Puerto Rico’s financial struggles have had little impact on the broader municipal market thus far.

Charles M. Caravati, III, CFA President Jamestown Balanced Fund Jamestown Equity Fund	Joseph A. Jennings, III, CFA President Jamestown Tax Exempt Virginia Fund

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Performance data, current to the most recent month end, may be obtained by calling 1-866-738-1126.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2015, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.jamestownfunds.com. The Funds are distributed by Ultimus Fund Distributors, LLC.

4

THE JAMESTOWN BALANCED FUND
 PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Balanced Fund, the Standard & Poor’s 500® Index and the
60% S&P 500® Index / 40% Barclays Intermediate U.S. Government/Credit Index

	Average Annual Total Returns(a) (for periods ended March 31, 2015)
	1 Year	5 Years	10 Years
The Jamestown Balanced Fund	7.31%	9.69%	6.33%
Standard & Poor’s 500® Index	12.73%	14.47%	8.01%
60% S&P 500® Index / 40% Barclays Intermediate U.S. Government/Credit Index	9.10%	10.20%	6.82%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

THE JAMESTOWN EQUITY FUND
 PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Equity Fund and the Standard & Poor’s 500® Index

	Average Annual Total Returns(a) (for periods ended March 31, 2015)
	1 Year	5 Years	10 Years
The Jamestown Equity Fund	10.14%	13.25%	7.26%
Standard & Poor’s 500® Index	12.73%	14.47%	8.01%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
 PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Tax Exempt Virginia Fund, the Barclays 1-10 Year Municipal Blend Index*
  and the Barclays Capital Municipal Bond Index

	Average Annual Total Returns(a) (for periods ended March 31, 2015)
	1 Year	5 Years	10 Years
The Jamestown Tax Exempt Virginia Fund	2.61%	2.46%	3.08%
Barclays 1-10 Year Municipal Blend Index	3.87%	3.69%	4.17%
Barclays Capital Municipal Bond Index	6.62%	5.11%	4.85%

*	The Barclays 1-10 Year Municipal Blend Index is an unmanaged, market value-weighted index which covers the short and intermediate components of the U.S. investment-grade tax-exempt bond market.

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

THE JAMESTOWN BALANCED FUND
PORTFOLIO INFORMATION
March 31, 2015 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Apple, Inc.	3.5%
	Actavis plc	2.0%
	AmerisourceBergen Corporation	1.9%
	CVS Health Corporation	1.8%
	JPMorgan Chase & Company	1.7%
	McKesson Corporation	1.6%
	General Electric Company	1.6%
	Lennar Corporation - Class A	1.5%
	TE Connectivity Ltd.	1.5%
	Aetna, Inc.	1.5%

Equity Sector Concentration vs. the S&P 500 Index (65.1% of Net Assets)

Fixed-Income Portfolio (29.3% of Net Assets)		Credit Quality	Composite Quality
Average Stated Maturity (Years)	3.51	AAA	41.6%
Average Duration (Years)	3.18	AA	15.1%
Average Coupon	3.78%	A	34.7%
Average Yield to Maturity	1.31%	BBB	8.6%

Sector Breakdown	% of Fixed Income Portfolio
Corporate Bonds	58.4%
U.S. Treasury Obligations	25.6%
U.S. Government Agency Obligations	9.8%
Mortgage-Backed Securities	4.2%
Municipal Bonds	2.0%

8

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
March 31, 2015 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Apple, Inc.	5.1%
	AmerisourceBergen Corporation	3.3%
	Actavis plc	2.8%
	CVS Health Corporation	2.5%
	General Electric Company	2.3%
	Aetna, Inc.	2.3%
	JPMorgan Chase & Company	2.3%
	Lennar Corporation - Class A	2.2%
	McKesson Corporation	2.1%
	Ameriprise Financial, Inc.	2.1%

Sector Concentration vs. the S&P 500® Index

9

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO INFORMATION
March 31, 2015 (Unaudited)

Characteristics (Weighted Average)		Maturity Breakdown (% of Portfolio)
30-day SEC Yield	1.64%
Tax-Equivalent Yield	2.90%*
Average Maturity (years)	5.9
Average Duration (years)	3.9
Average Quality	AA
Number of Issues	60

* Assumes a maximum 43.4% federal tax rate.

Credit Quality (% of Portfolio)	Sector Diversification (% of Portfolio)

10

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS
 March 31, 2015

COMMON STOCKS — 65.1%	Shares	Value
Consumer Discretionary — 10.2%
Comcast Corporation - Class A	4,500	$254,115
Dollar Tree, Inc. (a)	2,400	194,748
Johnson Controls, Inc.	5,200	262,288
Lennar Corporation - Class A	5,350	277,183
Macy's, Inc.	4,000	259,640
Priceline Group, Inc. (The) (a)	125	145,519
Royal Caribbean Cruises Ltd.	2,450	200,533
TJX Companies, Inc. (The)	3,800	266,190
		1,860,216
Consumer Staples — 4.2%
Archer-Daniels-Midland Company	2,400	113,760
CVS Health Corporation	3,100	319,951
PepsiCo, Inc.	2,100	200,802
Procter & Gamble Company (The)	1,700	139,298
		773,811
Energy — 3.8%
Chevron Corporation	2,030	213,109
Hess Corporation	3,000	203,610
Marathon Oil Corporation	6,600	172,326
Noble Corporation plc	7,700	109,956
		699,001
Financials — 10.9%
Ameriprise Financial, Inc.	2,000	261,680
Discover Financial Services	4,000	225,400
Invesco Ltd.	6,000	238,140
JPMorgan Chase & Company	5,000	302,900
MetLife, Inc.	4,600	232,530
Morgan Stanley	6,450	230,200
PNC Financial Services Group, Inc. (The)	2,700	251,748
Principal Financial Group, Inc.	4,700	241,439
		1,984,037
Health Care — 12.1%
Abbott Laboratories	3,000	138,990
AbbVie, Inc.	2,250	131,715
Actavis plc (a)	1,200	357,144
Aetna, Inc.	2,500	266,325
AmerisourceBergen Corporation	3,000	341,010
Amgen, Inc.	1,500	239,775
McKesson Corporation	1,300	294,060
Thermo Fisher Scientific, Inc.	1,875	251,887
UnitedHealth Group, Inc.	1,600	189,264
		2,210,170

11

THE JAMESTOWN BALANCED FUND
 SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 65.1% (Continued)	Shares	Value
Industrials — 10.2%
Dover Corporation	1,800	$124,416
Eaton Corporation plc	3,450	234,393
FedEx Corporation	1,500	248,175
General Electric Company	11,850	293,999
Nielsen N.V.	5,600	249,592
Norfolk Southern Corporation	2,200	226,424
Ryder System, Inc.	2,700	256,203
United Technologies Corporation	2,000	234,400
		1,867,602
Information Technology — 12.8%
Apple, Inc.	5,200	647,036
Cisco Systems, Inc.	9,000	247,725
EMC Corporation	8,500	217,260
Google, Inc. - Class A (a)	300	166,410
Google, Inc. - Class C (a)	325	178,100
Microsoft Corporation	3,000	121,965
Oracle Corporation	5,850	252,428
QUALCOMM, Inc.	3,300	228,822
TE Connectivity Ltd.	3,800	272,156
		2,331,902
Materials — 0.9%
LyondellBasell Industries N.V. - Class A	1,900	166,820

Total Common Stocks (Cost $6,630,486)		$11,893,559

EXCHANGE-TRADED FUNDS — 1.4%	Shares	Value
Consumer Staples Select Sector SPDR® Fund (Cost $241,424)	5,200	$253,448

U.S. TREASURY OBLIGATIONS — 7.5%	Par Value	Value
U.S. Treasury Notes — 7.5%
0.375%, 08/31/2015	$300,000	$300,328
4.25%, 11/15/2017	400,000	436,125
2.625%, 08/15/2020	175,000	185,445
2.125%, 08/15/2021	120,000	123,516
2.00%, 02/15/2023	150,000	152,438
2.75%, 02/15/2024	160,000	171,475
Total U.S. Treasury Obligations (Cost $1,317,261)		$1,369,327

12

THE JAMESTOWN BALANCED FUND
 SCHEDULE OF INVESTMENTS (Continued)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.9%	Par Value	Value
Federal Home Loan Mortgage Corporation — 2.9%
5.25%, due 04/18/2016 (Cost $498,924)	$500,000	$525,374

CORPORATE BONDS — 17.1%	Par Value	Value
Consumer Discretionary — 1.1%
Anheuser-Busch Companies, Inc., 4.50%, due 04/01/2018	$100,000	$108,405
Comcast Corporation, 5.70%, due 07/01/2019	75,000	86,764
		195,169
Consumer Staples — 1.9%
Colgate-Palmolive Company, 1.95%, due 02/01/2023	100,000	96,535
General Mills, Inc., 5.70%, due 02/15/2017	150,000	162,577
Wal-Mart Stores, Inc., 4.25%, due 04/15/2021	75,000	84,193
		343,305
Energy — 1.1%
Shell International Finance B.V., 4.30%, due 09/22/2019	100,000	110,921
Total Capital S.A., 3.00%, due 06/24/2015	100,000	100,578
		211,499
Financials — 6.0%
Aflac, Inc., 2.65%, due 02/15/2017	75,000	77,316
American Express Credit Corporation, 2.125%, due 03/18/2019	80,000	81,030
BB&T Corporation, 2.15%, due 03/22/2017	100,000	101,821
Berkshire Hathaway Finance Corporation, 2.90%, due 10/15/2020	100,000	105,616
General Electric Capital Corporation, 4.65%, due 10/17/2021	84,000	95,069
Goldman Sachs Group, Inc., 3.70%, due 08/01/2015	100,000	100,981
JPMorgan Chase & Company, 3.40%, due 06/24/2015	110,000	110,712
PNC Funding Corporation, 5.125%, due 02/08/2020	110,000	125,697
Royal Bank of Canada, 2.30%, due 07/20/2016	100,000	101,964
Toyota Motor Credit Corporation, 1.125%, due 05/16/2017	95,000	95,269

13

THE JAMESTOWN BALANCED FUND
 SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 17.1% (Continued)	Par Value	Value
Financials — 6.0% (Continued)
Wells Fargo Bank, 5.75%, due 05/16/2016	$105,000	$110,825
		1,106,300
Health Care — 3.2%
Amgen, Inc., 5.85%, due 06/01/2017	125,000	137,334
GlaxoSmithKline plc, 5.65%, due 05/15/2018	200,000	226,228
Medtronic, Inc., 4.75%, due 09/15/2015	100,000	101,859
Novartis Securities Investment Ltd., 5.125%, due 02/10/2019	100,000	112,856
		578,277
Industrials — 0.6%
Illinois Tool Works, Inc., 3.50%, due 03/01/2024	100,000	106,064

Information Technology — 1.0%
Cisco Systems, Inc., 4.95%, due 02/15/2019	71,000	79,881
Oracle Corporation, 2.50%, due 10/15/2022	100,000	100,005
		179,886
Materials — 0.6%
Monsanto Company, 2.75%, due 07/15/2021	100,000	102,344

Telecommunication Services — 0.8%
Discovery Communications, Inc., 5.05%, due 06/01/2020	100,000	111,307
Verizon Communications, Inc., 2.50%, due 09/15/2016	44,000	44,937
		156,244
Utilities — 0.8%
Virginia Electric & Power Company, 5.00%, due 06/30/2019	125,000	140,655

Total Corporate Bonds (Cost $3,006,791)		$3,119,743

14

THE JAMESTOWN BALANCED FUND
 SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES — 1.2%	Par Value	Value
Federal Home Loan Mortgage Corporation — 0.3%
Pool #A97047, 4.50%, due 02/01/2041	$55,283	$60,405

Federal National Mortgage Association — 0.9%
Pool #618465, 5.00%, due 12/01/2016	8,237	8,768
Pool #255455, 5.00%, due 10/01/2024	34,788	38,638
Pool #255702, 5.00%, due 05/01/2025	45,131	50,125
Pool #808413, 5.50%, due 01/01/2035	52,366	59,313
		156,844
Government National Mortgage Association — 0.0% (b)
Pool #781344, 6.50%, due 10/15/2031	7,181	8,350

Total Mortgage-Backed Securities (Cost $205,508)		$225,599

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 0.6%	Par Value	Value
Virginia State, Build America Bonds, Taxable, GO,
2.95%, due 06/01/2019 (Cost $97,035)	$100,000	$106,119

Total Investments at Value — 95.8% (Cost $11,997,429)		$17,493,169

Other Assets in Excess of Liabilities — 4.2%		761,003

Net Assets — 100.0%		$18,254,172

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

15

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS
 March 31, 2015

COMMON STOCKS — 93.5%	Shares	Value
Consumer Discretionary — 14.2%
Comcast Corporation - Class A	10,000	$564,700
Dollar Tree, Inc. (a)	5,650	458,470
Johnson Controls, Inc.	11,800	595,192
Lennar Corporation - Class A	12,800	663,168
Macy's, Inc.	8,500	551,735
Priceline Group, Inc. (The) (a)	255	296,858
Royal Caribbean Cruises Ltd.	5,900	482,915
TJX Companies, Inc. (The)	8,300	581,415
		4,194,453
Consumer Staples — 6.1%
Archer-Daniels-Midland Company	6,000	284,400
CVS Health Corporation	7,250	748,272
PepsiCo, Inc.	4,700	449,414
Procter & Gamble Company (The)	3,800	311,372
		1,793,458
Energy — 5.5%
Chevron Corporation	4,700	493,406
Hess Corporation	7,150	485,271
Marathon Oil Corporation	15,400	402,094
Noble Corporation plc	17,600	251,328
		1,632,099
Financials — 15.5%
Ameriprise Financial, Inc.	4,800	628,032
Discover Financial Services	9,000	507,150
Invesco Ltd.	14,500	575,505
JPMorgan Chase & Company	11,000	666,380
MetLife, Inc.	10,400	525,720
Morgan Stanley	15,500	553,195
PNC Financial Services Group, Inc. (The)	6,000	559,440
Principal Financial Group, Inc.	10,800	554,796
		4,570,218
Health Care — 17.9%
Abbott Laboratories	6,600	305,778
AbbVie, Inc.	5,500	321,970
Actavis plc (a)	2,780	827,384
Aetna, Inc.	6,300	671,139
AmerisourceBergen Corporation	8,600	977,562
Amgen, Inc.	3,450	551,482
McKesson Corporation	2,800	633,360
Thermo Fisher Scientific, Inc.	4,300	577,662
UnitedHealth Group, Inc.	3,600	425,844
		5,292,181

16

THE JAMESTOWN EQUITY FUND
 SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 93.5% (Continued)	Shares	Value
Industrials — 14.8%
Dover Corporation	4,300	$297,216
Eaton Corporation plc	7,750	526,535
FedEx Corporation	3,400	562,530
General Electric Company	27,600	684,756
Nielsen Holdings N.V.	13,300	592,781
Norfolk Southern Corporation	5,300	545,476
Ryder System, Inc.	6,500	616,785
United Technologies Corporation	4,800	562,560
		4,388,639
Information Technology — 18.2%
Apple, Inc.	12,200	1,518,046
Cisco Systems, Inc.	21,000	578,025
EMC Corporation	19,000	485,640
Google, Inc. - Class A (a)	700	388,290
Google, Inc. - Class C (a)	700	383,600
Microsoft Corporation	8,000	325,240
Oracle Corporation	13,500	582,525
QUALCOMM, Inc.	7,700	533,918
TE Connectivity Ltd.	8,400	601,608
		5,396,892
Materials — 1.3%
LyondellBasell Industries N.V. - Class A	4,500	395,100

Total Common Stocks (Cost $15,562,612)		$27,663,040

EXCHANGE-TRADED FUNDS — 2.0%	Shares	Value
Consumer Staples Select Sector SPDR® Fund (Cost $587,468)	12,000	$584,880

Total Investments at Value — 95.5% (Cost $16,150,080)		$28,247,920

Other Assets in Excess of Liabilities — 4.5%		1,348,016

Net Assets — 100.0%		$29,595,936

(a)	Non-income producing security.

See accompanying notes to financial statements.

17

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS
 March 31, 2015

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 94.2%	Par Value	Value
Capital Region Airport Commission, Virginia, Airport Revenue,
4.50%, due 07/01/2016	$520,000	$546,151
Chesterfield Co., Virginia, GO,
5.00%, due 01/01/2020	700,000	754,684
5.00%, due 01/01/2024	250,000	301,333
5.00%, due 01/01/2025	460,000	571,927
City of Winchester, Virginia, GO,
5.00%, due 09/01/2027	125,000	153,901
Fairfax Co., Virginia, Industrial Dev. Authority, Revenue,
5.00%, due 05/15/2022	750,000	860,947
Fairfax Co., Virginia, Sewer, Revenue,
4.50%, due 07/15/2030	250,000	277,845
Fairfax Co., Virginia, Water, Revenue,
5.00%, due 04/01/2027	500,000	594,480
Fauquier Co., Virginia, GO,
5.00%, due 07/01/2017,
prerefunded 07/01/2016 @ 100	500,000	529,360
Hampton Roads Sanitation District, Virginia, Wastewater, Revenue,
5.00%, due 04/01/2022	400,000	448,500
5.00%, due 07/01/2026	500,000	612,135
Hampton Roads Sanitation District, Virginia, Wastewater, Series A, Revenue,
5.00%, due 01/01/2027	400,000	461,336
Hampton, Virginia, GO,
5.00%, due 04/01/2020,
prerefunded 04/01/2015 @ 100	500,000	500,000
5.00%, due 04/01/2025	500,000	601,880
Harrisonburg, Virginia, GO,
5.00%, due 07/15/2022	350,000	426,741
Henrico Co., Virginia, Public Improvement, Series A, GO,
5.00%, due 12/01/2015	250,000	258,115
Henrico Co., Virginia, Water & Sewer, Revenue,
5.00%, due 05/01/2020	350,000	402,847
5.00%, due 05/01/2022	430,000	495,738
James City, Virginia, School District, GO,
5.00%, due 12/15/2018	500,000	516,920
Leesburg, Virginia, GO,
5.00%, due 09/15/2016	500,000	533,840
Lynchburg, Virginia, GO,
5.00%, due 06/01/2015	500,000	504,065

18

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
 SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 94.2% (Continued)	Par Value	Value
Lynchburg, Virginia, Public Improvement, Series A, GO,
5.00%, due 08/01/2019	$625,000	$723,875
Manassas, Virginia, Public Improvement, Series D, GO,
5.00%, due 07/01/2019	250,000	289,242
New Kent Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 02/01/2019	500,000	539,615
Northern Virginia Transportation Authority, Special Tax, Revenue,
5.00%, due 06/01/2026	400,000	490,772
Portsmouth, Virginia, GO,
5.00%, due 04/01/2016,
prerefunded 4/1/2015 @ 100	160,000	160,000
5.00%, due 04/01/2016	90,000	90,073
Portsmouth, Virginia, Series D, GO,
4.00%, due 12/01/2017	215,000	233,449
Prince William Co., Virginia, Lease Participation Certificates,
5.00%, due 10/01/2020	500,000	585,855
Roanoke, Virginia, Public Improvement, Series A, GO,
5.00%, due 07/15/2025	400,000	485,500
Southeastern Public Service Authority, Virginia, Revenue,
5.00%, due 07/01/2015, ETM	510,000	516,100
Spotsylvania Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 06/01/2021	300,000	357,435
Spotsylvania Co., Virginia, GO,
5.00%, due 01/15/2023	400,000	492,136
Spotsylvania Co., Virginia, Water & Sewer, Revenue,
5.00%, due 06/01/2026	500,000	503,910
Suffolk, Virginia, Public Improvement, Series A, GO,
4.00%, due 08/01/2018	250,000	274,940
Upper Occoquan, Virginia, Sewer Authority, Revenue,
5.15%, due 07/01/2020	250,000	282,042
5.00%, due 07/01/2027	350,000	436,212
Virginia Beach, Virginia, Public Improvement, GO,
5.00%, due 06/01/2021,
prerefunded 06/01/2019 @ 100	250,000	289,045
4.00%, due 04/01/2027	205,000	228,188
Virginia Biotechnology Research Partnership Authority, Lease Revenue,
5.00%, due 09/01/2020	500,000	589,750

19

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
 SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 94.2% (Continued)	Par Value	Value
Virginia College Building Authority, Educational Facilities, Revenue,
5.00%, due 04/01/2017	$500,000	$501,975
5.00%, due 03/01/2019	250,000	286,450
4.00%, due 09/01/2026	500,000	554,885
Virginia Commonwealth Transportation Board, Federal Highway Reimbursement Anticipation Notes, Revenue,
5.00%, due 09/28/2015	500,000	511,965
5.00%, due 03/15/2025	500,000	601,335
Virginia Polytechnic Institute & State University, General and Athletic Facilities, Series D, Revenue,
5.00%, due 06/01/2016	115,000	115,929
Virginia Small Business Financing Authority, Healthcare Facilities, Revenue,
5.00%, due 11/01/2017	250,000	275,725
Virginia State Commonwealth Transportation Board, Federal Transportation Grant Anticipation Notes, Series A, Revenue,
5.00%, due 03/15/2023	500,000	600,320
Virginia State Public School Authority, Revenue,
5.00%, due 08/01/2023	500,000	605,405
5.00%, due 07/15/2026	300,000	364,827
Virginia State Public School Authority, Series A, Revenue,
5.00%, due 08/01/2020	585,000	621,217
Virginia State Public School Authority, Series B-1, Revenue,
5.00%, due 08/01/2018	500,000	565,685
Virginia State Resources Authority, Clean Water, Revenue,
5.00%, due 10/01/2021	500,000	586,500
Virginia State Resources Authority, Infrastructure, Revenue,
5.00%, due 11/01/2024,
prerefunded 11/1/2018 @ 100	95,000	108,348
5.00%, due 11/01/2024	405,000	458,492
Virginia State Resources Authority, Infrastructure, Series B, Revenue,
5.00%, due 11/01/2024	150,000	181,574
Virginia State, Series B, GO,
5.00%, due 06/01/2017	250,000	273,698

Total Virginia Revenue and General Obligation (GO) Bonds (Cost $24,130,604)		$25,135,214

20

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
 SCHEDULE OF INVESTMENTS (Continued)

WASHINGTON, D.C. REVENUE BONDS — 2.1%	Par Value	Value
Metropolitan Washington Airports Authority, Series C, Revenue,
5.00%, due 10/01/2022 (Cost $504,757)	$500,000	$563,435

EXCHANGE-TRADED FUNDS — 0.4%	Shares	Value
SPDR Nuveen Barclays Short Term Municipal Bond ETF (Cost $120,500)	5,000	$121,600

MONEY MARKET FUNDS — 1.4%	Shares	Value
Fidelity Tax Exempt Portfolio - Class I, 0.01% (a) (Cost $372,240)	372,240	$372,240

Total Investments at Value — 98.1% (Cost $25,128,101)		$26,192,489

Other Assets in Excess of Liabilities — 1.9%		502,385

Net Assets — 100.0%		$26,694,874

ETM - Escrowed to Maturity.

(a)	The rate shown is the 7-day effective yield as of March 31, 2015.

See accompanying notes to financial statements.

21

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
 March 31, 2015

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
ASSETS
Investments in securities:
At acquisition cost	$11,997,429	$16,150,080	$25,128,101
At value (Note 2)	$17,493,169	$28,247,920	$26,192,489
Cash	742,189	1,367,540	—
Dividends and interest receivable	61,902	23,256	330,932
Receivable for capital shares sold	100	3,873	226,000
Other assets	1,411	2,553	1,126
TOTAL ASSETS	18,298,771	29,645,142	26,750,547

LIABILITIES
Distributions payable	2,739	1,873	5,768
Payable for capital shares redeemed	16,802	24,150	39,260
Accrued investment advisory fees (Note 4)	7,801	16,440	2,971
Payable to administrator (Note 4)	5,515	5,515	5,515
Other accrued expenses	11,742	1,228	2,159
TOTAL LIABILITIES	44,599	49,206	55,673

NET ASSETS	$18,254,172	$29,595,936	$26,694,874

Net assets consist of:
Paid-in capital	$12,490,729	$16,154,190	$25,641,333
Distributions in excess of net investment income	(78,318)	(1,873)	—
Accumulated net realized gains (losses) from security transactions	346,021	1,345,779	(10,847)
Net unrealized appreciation on investments	5,495,740	12,097,840	1,064,388
Net assets	$18,254,172	$29,595,936	$26,694,874

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,245,675	1,351,050	2,622,891

Net asset value, offering price and redemption price per share (Note 2)	$14.65	$21.91	$10.18

See accompanying notes to financial statements.

22

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
 Year Ended March 31, 2015

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
INVESTMENT INCOME
Dividends	$229,675	$538,603	$1,217
Foreign withholding taxes on dividends	(210)	(499)	—
Interest	158,770	—	809,578
TOTAL INVESTMENT INCOME	388,235	538,104	810,795

EXPENSES
Investment advisory fees (Note 4)	119,941	198,253	105,660
Administration fees (Note 4)	60,000	60,000	56,000
Professional fees	16,651	15,848	15,548
Trustees’ fees and expenses (Note 4)	11,804	11,804	11,804
Compliance service fees (Note 4)	6,200	6,200	6,200
Pricing costs	7,515	1,152	9,510
Custodian and bank service fees	5,211	7,332	5,428
Registration and filing fees	5,304	6,607	3,619
Account maintenance fees	2,029	5,419	7,623
Printing of shareholder reports	3,809	6,235	2,370
Other expenses	10,152	13,940	8,689
TOTAL EXPENSES	248,616	332,790	232,451
Fees voluntarily waived by the Adviser (Note 4)	(11,243)	—	(50,188)
Expenses reimbursed through a directed brokerage arrangement (Note 5)	(6,000)	(12,000)	—
NET EXPENSES	231,373	320,790	182,263

NET INVESTMENT INCOME	156,862	217,314	628,532

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on security transactions	1,264,397	3,030,039	9,689
Net realized gains from in-kind redemptions (Note 2)	350,159	—	—
Net change in unrealized appreciation/depreciation on investments	(454,261)	(316,145)	32,334

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,160,295	2,713,894	42,023

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,317,157	$2,931,208	$670,555

See accompanying notes to financial statements.

23

THE JAMESTOWN FUNDS
 STATEMENTS OF CHANGES IN NET ASSETS

	The Jamestown Balanced Fund		The Jamestown Equity Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014
FROM OPERATIONS
Net investment income	$156,862	$176,046	$217,314	$217,453
Net realized gains on security transactions	1,264,397	1,929,585	3,030,039	3,074,559
Net realized gains from in-kind redemptions (Note 2)	350,159	—	—	—
Net change in unrealized appreciation/depreciation on investments	(454,261)	750,659	(316,145)	3,084,810
Net increase in net assets from operations	1,317,157	2,856,290	2,931,208	6,376,822

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(201,648)	(206,179)	(220,231)	(214,899)
From net realized gains from security transactions	(1,798,229)	(1,348,960)	(3,470,588)	(2,036,342)
Decrease in net assets from distributions to shareholders	(1,999,877)	(1,555,139)	(3,690,819)	(2,251,241)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	184,415	73,538	585,424	1,644,087
Net asset value of shares issued in reinvestment of distributions to shareholders	1,823,314	1,443,519	3,513,477	2,153,131
Payments for shares redeemed	(1,874,252)	(3,678,492)	(4,488,942)	(5,492,882)
Net increase (decrease) in net assets from capital share transactions	133,477	(2,161,435)	(390,041)	(1,695,664)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(549,243)	(860,284)	(1,149,652)	2,429,917

NET ASSETS
Beginning of year	18,803,415	19,663,699	30,745,588	28,315,671
End of year	$18,254,172	$18,803,415	$29,595,936	$30,745,588

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(78,318)	$(42,176)	$(1,873)	$3,888

CAPITAL SHARE ACTIVITY
Shares sold	12,322	4,911	26,969	77,915
Shares reinvested	125,223	98,321	164,154	103,431
Shares redeemed	(126,460)	(248,509)	(208,164)	(257,766)
Net increase (decrease) in shares outstanding	11,085	(145,277)	(17,041)	(76,420)
Shares outstanding, beginning of year	1,234,590	1,379,867	1,368,091	1,444,511
Shares outstanding, end of year	1,245,675	1,234,590	1,351,050	1,368,091
See accompanying notes to financial statements.

24

THE JAMESTOWN FUNDS
 STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	The Jamestown Tax Exempt Virginia Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014
FROM OPERATIONS
Net investment income	$628,532	$676,375
Net realized gains (losses) on security transactions	9,689	(20,536)
Net change in unrealized appreciation/depreciation on investments	32,334	(773,876)
Net increase (decrease) in net assets from operations	670,555	(118,037)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(628,553)	(676,352)
From net realized gains from security transactions	—	(12,336)
Decrease in net assets from distributions to shareholders	(628,553)	(688,688)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,186,736	1,324,814
Net asset value of shares issued in reinvestment of distributions to shareholders	550,371	586,079
Payments for shares redeemed	(2,368,257)	(2,602,167)
Net increase (decrease) in net assets from capital share transactions	368,850	(691,274)

TOTAL INCREASE (DECREASE) IN NET ASSETS	410,852	(1,497,999)

NET ASSETS
Beginning of year	26,284,022	27,782,021
End of year	$26,694,874	$26,284,022

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$21

CAPITAL SHARE ACTIVITY
Shares sold	214,675	130,015
Shares reinvested	53,901	57,356
Shares redeemed	(232,059)	(253,628)
Net increse (decrease) in shares outstanding	36,517	(66,257)
Shares outstanding, beginning of year	2,586,374	2,652,631
Shares outstanding, end of year	2,622,891	2,586,374

See accompanying notes to financial statements.

25

THE JAMESTOWN BALANCED FUND
 FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$15.23	$14.25	$13.86	$13.16	$12.11

Income from investment operations:
Net investment income	0.13	0.14	0.15	0.14	0.16
Net realized and unrealized gains on investments	0.92	2.06	0.98	0.71	1.06
Total from investment operations	1.05	2.20	1.13	0.85	1.22

Less distributions:
Dividends from net investment income	(0.16)	(0.16)	(0.16)	(0.15)	(0.17)
Distributions from net realized gains	(1.47)	(1.06)	(0.58)	—	—
Total distributions	(1.63)	(1.22)	(0.74)	(0.15)	(0.17)

Net asset value at end of year	$14.65	$15.23	$14.25	$13.86	$13.16

Total return (a)	7.31%	15.92%	8.68%	6.56%	10.24%

Net assets at end of year (000’s)	$18,254	$18,803	$19,664	$19,048	$21,331

Ratio of total expenses to average net assets	1.35%	1.25%	1.29%	1.28%	1.24%

Ratio of net expenses to average net assets (b)	1.25%	1.19%	1.22%	1.21%	1.18%

Ratio of net investment income to average net assets (b)	0.87%	0.91%	1.11%	1.08%	1.31%

Portfolio turnover rate	25%	21%	21%	20%	30%

(a)	Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on net expenses after voluntary advisory fee waivers by the Adviser (Note 4) and/or expense reimbursements through a directed brokerage arrangement (Note 5).

See accompanying notes to financial statements.

26

THE JAMESTOWN EQUITY FUND
 FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$22.47	$19.60	$17.73	$16.54	$14.67

Income from investment operations:
Net investment income	0.16	0.15	0.15	0.09	0.09
Net realized and unrealized gains on investments	1.96	4.30	1.93	1.21	1.87
Total from investment operations	2.12	4.45	2.08	1.30	1.96

Less distributions:
Dividends from net investment income	(0.16)	(0.15)	(0.15)	(0.11)	(0.09)
Distributions from net realized gains	(2.52)	(1.43)	(0.06)	—	—
Total distributions	(2.68)	(1.58)	(0.21)	(0.11)	(0.09)

Net asset value at end of year	$21.91	$22.47	$19.60	$17.73	$16.54

Total return (a)	10.14%	23.55%	11.84%	7.89%	13.48%

Net assets at end of year (000’s)	$29,596	$30,746	$28,316	$27,703	$28,359

Ratio of total expenses to average net assets	1.09%	1.07%	1.11%	1.11%	1.13%

Ratio of net expenses to average net assets (b)	1.05%	1.03%	1.06%	1.06%	1.09%

Ratio of net investment income to average net assets (b)	0.71%	0.72%	0.81%	0.56%	0.56%

Portfolio turnover rate	29%	21%	28%	28%	49%

(a)	Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 5).

See accompanying notes to financial statements.

27

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
 FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2015	2014	2013	2012		2011
Net asset value at beginning of year	$10.16	$10.47	$10.57	$10.25		$10.33

Income (loss) from investment operations:
Net investment income	0.24	0.26	0.26	0.29		0.29
Net realized and unrealized gains (losses) on investments	0.02	(0.30)	(0.06)	0.32		(0.06)
Total from investment operations	0.26	(0.04)	0.20	0.61		0.23

Less distributions:
Dividends from net investment income	(0.24)	(0.26)	(0.27)	(0.29)		(0.29)
Distributions from net realized gains	—	(0.01)	(0.03)	(0.00	)(a)	(0.02)
Total distributions	(0.24)	(0.27)	(0.30)	(0.29)		(0.31)

Net asset value at end of year	$10.18	$10.16	$10.47	$10.57		$10.25

Total return (b)	2.61%	(0.37%)	1.88%	6.03%		2.26%

Net assets at end of year (000’s)	$26,695	$26,284	$27,782	$30,063		$30,368

Ratio of total expenses to average net assets	0.88%	0.88%	0.76%	0.77%		0.76%

Ratio of net expenses to average net assets (c)	0.69%	0.69%	0.69%	0.69%		0.69%

Ratio of net investment income to average net assets (c)	2.38%	2.59%	2.50%	2.75%		2.78%

Portfolio turnover rate	16%	1%	15%	2%		8%

(a)	Amount rounds to less than a penny per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

28

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
 March 31, 2015

1. Organization

The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Jamestown Balanced Fund and The Jamestown Equity Fund are each a diversified fund and The Jamestown Tax Exempt Virginia Fund is a non-diversified fund. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Jamestown Balanced Fund’s investment objectives are long-term growth of capital and income.

The Jamestown Equity Fund’s investment objective is long-term growth of capital.

The Jamestown Tax Exempt Virginia Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder’s investment.

2. Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Funds follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are each valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other investment companies are valued at their net asset value as reported by such companies.

Fixed income securities are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities.

When market quotations are not readily available, if a pricing service cannot provide a price or the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with

29

THE JAMESTOWN FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

Fixed income securities, including obligations of the U.S. Treasury and U.S. Government agencies, corporate bonds, mortgage-backed securities and municipal bonds, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2015 by security type:

The Jamestown Balanced Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$11,893,559	$—	$—	$11,893,559
Exchange-Traded Funds	253,448	—	—	253,448
U.S. Treasury Obligations	—	1,369,327	—	1,369,327
U.S. Government Agency Obligations	—	525,374	—	525,374
Corporate Bonds	—	3,119,743	—	3,119,743
Mortgage-Backed Securities	—	225,599	—	225,599
Municipal Bonds	—	106,119	—	106,119
Total	$12,147,007	$5,346,162	$—	$17,493,169

The Jamestown Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$27,663,040	$—	$—	$27,663,040
Exchange-Traded Funds	584,880	—	—	584,880
Total	$28,247,920	$—	$—	$28,247,920

30

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The Jamestown Tax Exempt Virginia Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$25,698,649	$—	$25,698,649
Exchange-Traded Funds	121,600	—	—	121,600
Money Market Funds	372,240	—	—	372,240
Total	$493,840	$25,698,649	$—	$26,192,489

Refer to The Jamestown Balanced Fund’s and The Jamestown Equity Fund’s Schedules of Investments for a listing of the common stocks and corporate bonds by sector type. As of March 31, 2015, the Funds did not have any transfers into and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of March 31, 2015. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund and The Jamestown Equity Fund. Dividends arising from net investment income are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are permanent in nature and are primarily due to differing treatments of net short-term gains. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 was as follows:

	Years Ended	Ordinary Income	Long-Term Capital Gains	Exempt- Interest Dividends	Total Distributions
The Jamestown Balanced Fund	3/31/15	$245,662	$1,754,215	$—	$1,999,877
	3/31/14	$457,405	$1,097,734	$—	$1,555,139
The Jamestown Equity Fund	3/31/15	$317,270	$3,373,549	$—	$3,690,819
	3/31/14	$382,664	$1,868,577	$—	$2,251,241
The Jamestown Tax Exempt Virginia Fund	3/31/15	$—	$—	$628,553	$628,553
	3/31/14	$23	$12,336	$676,329	$688,688

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

31

THE JAMESTOWN FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

Securities traded on a “to-be-announced” basis — The Jamestown Balanced Fund may trade securities on a “to-be-announced” (“TBA”) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings at March 31, 2015 was as follows:

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Cost of portfolio investments	$12,103,683	$16,209,599	$25,128,101
Gross unrealized appreciation	$5,493,924	$12,237,706	$1,082,008
Gross unrealized depreciation	(104,438)	(199,385)	(17,620)
Net unrealized appreciation on investments	5,389,486	12,038,321	1,064,388
Undistributed tax exempt income	—	—	5,768
Undistributed long-term gains	376,696	1,405,298	—
Capital loss carryforwards	—	—	(10,847)
Other temporary differences	(2,739)	(1,873)	(5,768)
Total distributable earnings	$5,763,443	$13,441,746	$1,053,541

32

THE JAMESTOWN FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization and accretion of premium and discount on fixed income securities.

For the year ended March 31, 2015, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements:

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Paid-in capital	$350,159	$—	$—
Undistributed net investment income	$8,644	$(2,844)	$—
Undistributed net realized gains from security transactions	$(358,803)	$2,844	$—

Such reclassifications have no effect on each Fund’s total net assets or its net asset value per share.

During the year ended March 31, 2015, The Jamestown Balanced Fund realized $350,159 of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders. The Fund has reclassified these amounts against paid-in capital as shown in the table above.

During the year ended March 31, 2015, The Jamestown Tax Exempt Virginia Fund utilized long-term capital loss carryforwards in the amount of $9,689 to offset current year gains. As of March 31, 2015, The Jamestown Tax Exempt Virginia Fund had a long-term capital loss carryforward of $10,847 for federal income tax purposes. This capital loss carryforward, which does not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2012 through March 31, 2015) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

33

THE JAMESTOWN FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2015:

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Purchase of investment securities	$4,006,108	$8,257,313	$4,946,183
Proceeds from sales and maturities of investment securities	$5,128,119	$11,075,124	$4,001,802

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS
Each Fund’s investments are managed by Lowe, Brockenbrough & Company, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .65% of its average daily net assets up to $250 million, .60% of the next $250 million of such assets and .55% of such assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .65% of its average daily net assets up to $500 million and .55% of such assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such assets and .30% of such assets in excess of $500 million. Certain officers of the Trust are also officers of the Adviser.

In order to reduce the annual operating expenses of The Jamestown Balanced Fund, the Adviser voluntarily waived $11,243 of its investment advisory fees during the year ended March 31, 2015. Additionally, during the year ended March 31, 2015, the Adviser voluntarily limited the total annual operating expenses of The Jamestown Tax Exempt Virginia Fund to .69% of its average daily net assets; accordingly, the Adviser voluntarily waived $50,188 of its investment advisory fees during the year ended March 31, 2015.

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agent services to the Funds. Pursuant to servicing agreements with Ultimus, the Funds pay Ultimus fees in accordance with such agreements. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

34

THE JAMESTOWN FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $12,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chairman); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Prior to July 1, 2014, the annual retainer was $10,000.

5. Brokerage Arrangement

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, a portion of each Fund’s operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the brokerage arrangement totaled $6,000 and $12,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2015.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Concentration of Credit Risk

The Jamestown Tax Exempt Virginia Fund invests primarily in debt instruments of municipal issuers in the Commonwealth of Virginia. The issuers’ abilities to meet their obligations may be affected by economic developments in the Commonwealth or its region, as well as disruptions in the credit markets and the economy, generally.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except as reflected in the following paragraph.

35

THE JAMESTOWN FUNDS
 NOTES TO FINANCIAL STATEMENTS (Continued)

On May 19, 2015, the Board of Trustees of the Trust unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which The Jamestown Equity Fund would acquire all of the assets and known liabilities of The Jamestown Balanced Fund in exchange for shares of the Jamestown Equity Fund. The Agreement requires approval by the shareholders of the Jamestown Balanced Fund and will be submitted for their consideration at a meeting to be held on or about July 17, 2015.

36

THE JAMESTOWN FUNDS
REPORT OF INDEPENDENT REGISTERED
 PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Jamestown Balanced Fund,
The Jamestown Equity Fund, and
 The Jamestown Tax Exempt Virginia Fund, each a series of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, and The Jamestown Tax Exempt Virginia Fund (collectively referred to as the “Funds”) (each a series of the Williamsburg Investment Trust), including the schedules of investments, as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising the Williamsburg Investment Trust at March 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
 May 22, 2015

37

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
 (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

	Trustee	Address	Year of Birth	Position Held with the Trust	Length of Time Served
	Robert S. Harris, Ph.D.	100 Darden Boulevard Charlottesville, VA	1949	Chairman and Trustee	Since January 2007
*	John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee and President of Davenport Funds	Since November 1997
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee and President of FBP Funds	Since September 1988
	George K. Jennison	5101 Stratford Crescent Richmond, VA	1957	Trustee	Since January 2015
	J. Finley Lee, Jr., Ph.D.	448 Pond Apple Drive North Naples, FL	1939	Trustee	Since September 1988
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	1959	Trustee	Since March 1993
	Elizabeth W. Robertson	8908 Norwick Road Richmond, VA	1953	Trustee	Since February 2014
	Austin Brockenbrough, III	1802 Bayberry Court, Suite 400 Richmond, VA	1937	Vice President, The Jamestown Funds	Since September 1988
	Charles M. Caravati, III	1802 Bayberry Court, Suite 400 Richmond, VA	1965	President, The Jamestown Balanced Fund and The Jamestown Equity Fund	Since January 1996
	Joseph A. Jennings, III	1802 Bayberry Court, Suite 400 Richmond, VA	1962	President, The Jamestown Tax Exempt Virginia Fund	Since July 2005
	Lawrence B. Whitlock, Jr.	1802 Bayberry Court, Suite 400 Richmond, VA	1948	Vice President, The Jamestown Balanced Fund and The Jamestown Equity Fund	Since February 2002
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	1968	Chief Compliance Officer and Secretary	Since August 2006

*	Messrs. Ackerly and Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

38

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
 (Unaudited) (Continued)

Each Trustee oversees twelve portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV is Senior Vice President and Portfolio Manager of Davenport & Company LLC.

John T. Bruce is a President, Director and member of the Executive Committee of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

George K. Jennison is President of Oyster Consulting, LLC (a financial consulting firm). He previously was a financial adviser with Wells Fargo Advisors, LLC.

J. Finley Lee, Jr., Ph.D. is the retired Julian Price Professor Emeritus at the University of North Carolina.

Harris V. Morrissette is President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. He is also a Director of International Shipholding Corporation (cargo transportation); and Director of Trustmark National Bank (bank holding company). Previously, he was Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012.

Elizabeth W. Robertson has been Chief Financial Officer for Monument Restaurants LLC (restaurant franchises) since 2011 and a Director of Franklin Financial Corporation and Franklin Federal Savings Bank since 1996.

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O’Grady & Co., Inc. (a global asset manager).

Charles M. Caravati, III is a Managing Director of the Adviser.

Joseph A. Jennings, III is a Managing Director of the Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Director of Fund Administration of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-281-3217.

39

THE JAMESTOWN FUNDS
 FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended March 31, 2015. Certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%. The Jamestown Balanced Fund and The Jamestown Equity Fund intend to designate up to a maximum amount of $268,473 and $373,828, respectively, as taxed at a maximum rate of 23.8%. For the fiscal year ended March 31, 2015, all of the dividends paid from ordinary income by The Jamestown Balanced and The Jamestown Equity Fund, qualified for the dividends received deduction for corporations. During the year ended March 31, 2015, The Jamestown Balanced Fund and The Jamestown Equity Fund paid long-term capital gain distributions of $1,731,404 and $3,316,991, respectively.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

40

THE JAMESTOWN FUNDS
 ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2014 through March 31, 2015).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

41

THE JAMESTOWN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Net Expense Ratio(a)	Expenses Paid During Period(b)
The Jamestown Balanced Fund
Based on Actual Fund Return	$1,000.00	$1,032.50	1.28%	$6.49
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.55	1.28%	$6.44
The Jamestown Equity Fund
Based on Actual Fund Return	$1,000.00	$1,043.00	1.07%	$5.45
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.60	1.07%	$5.39
The Jamestown Tax Exempt Virginia Fund
Based on Actual Fund Return	$1,000.00	$1,009.40	0.69%	$3.46
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.49	0.69%	$3.48

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

42

THE JAMESTOWN FUNDS
 OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
43

THE JAMESTOWN FUNDS
 DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on February 24, 2015, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund. Below is a discussion of the factors considered by the Board of Trustees along with its conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

44

THE JAMESTOWN FUNDS
 DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (Continued)

Based upon their review of this information, the Independent Trustees concluded that: (i) upon consideration of the one-year and longer term performance of each Fund, the effectiveness of the Adviser in achieving each Fund’s investment objective, as well as the services provided to shareholders, the Adviser has provided satisfactory services to the Funds; (ii) the investment advisory fees of each Fund are competitive with comparably managed funds and each Fund’s total operating expense ratio is competitive with (and, in the case of The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, lower than) the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (iii) the Adviser’s commitment to limit overall operating expenses of The Jamestown Balanced Fund and The Jamestown Tax-Exempt Virginia Fund by voluntarily waiving a portion of its investment advisory fees has enabled such Funds to increase returns for their shareholders and to maintain an overall expense ratio that is competitive with the average for similarly managed funds, despite the small size of the Funds; and (iv) the Adviser’s profitability with respect to The Jamestown Funds is reasonable. Given the current size of each Fund and its expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.
45

THE JAMESTOWN FUNDS

www.jamestownfunds.com

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
1802 Bayberry Court
Suite 400
Richmond, Virginia 23226

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1126

Independent Registered
 Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
John P. Ackerly, IV
John T. Bruce
George K. Jennison
Robert S. Harris, Ph.D.
J. Finley Lee, Jr., Ph.D.
Harris V. Morrissette
Elizabeth W. Robertson

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has two audit committee financial experts serving on its audit committee.  The name of the audit committee financial experts are Dr. Robert S. Harris and Elizabeth W. Robertson.  Dr. Harris and Ms. Robertson are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $181,440 and $160,500 with respect to the registrant’s fiscal years ended March 31, 2015 and 2014, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $17,925 and $0 with respect to the registrant’s fiscal years ended March 31, 2015 and 2014, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns and technical consultations regarding redemptions in kind.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

•	Services, relating to a new series or class of a series, associated with SEC registration statements, periodic reports and other documents filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters—$5,000

•	Consultations with management of the registrant, not in connection with an audit, as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies—$5,000

•	All tax services provided to the registrant in the aggregate—$5,000

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended March 31, 2015 and 2014, aggregate non-audit fees of $17,925 and $0, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Williamsburg Investment Trust

By (Signature and Title)*		/s/ Tina H. Bloom
Tina H. Bloom, Secretary and Chief Compliance Officer

Date	June 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John T. Bruce
John T. Bruce, President
(FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund)

Date	June 3, 2015

By (Signature and Title)*		/s/ Thomas W. Leavell
Thomas W. Leavell, President
(The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund)

Date	June 3, 2015

By (Signature and Title)*		/s/ Charles M. Caravati III
Charles M. Caravati III, President
(The Jamestown Balanced Fund and The Jamestown Equity Fund)

Date	June 3, 2015

By (Signature and Title)*		/s/ Joseph A. Jennings III
Joseph A. Jennings III, President
(The Jamestown Tax Exempt Virginia Fund)

Date	June 3, 2015

By (Signature and Title)*		/s/ John P. Ackerly IV
John P. Ackerly IV, President
(The Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund and Davenport Small Cap Focus Fund)

Date	June 3, 2015

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	June 3, 2015

* Print the name and title of each signing officer under his or her signature.